Exhibit 10.1

              AMENDMENT TO 1992 STOCK OPTION PLAN

This amendment to the Capital Bancorp 1992 Stock Option Plan is made effective this 28th day of June, 1996

                      W I T N E S S E T H:

WHEREAS, as of May 27, 1992, Capital Bancorp (the "Company") adopted the Capital Bancorp 1992 Stock Option Plan (the "Plan");

WHEREAS, pursuant to Section 19 of the Plan, the Committee has the authority to make certain amendments to the Plan;

WHEREAS, Section 9(a)(i) of the Plan provides that an Optionee who terminates his or her employment has a period of "three months" after the date of termination to exercise his or her outstanding stock options (the "Option Exercise Period");

WHEREAS, Section 15(b) of the Plan provides that the Company has the right to repurchase (the "Repurchase Right") any shares of Company stock owned by the Employee that were acquired by the exercise of stock options granted within the five year period prior to the termination of employment and that such Repurchase Right is exercisable by the Company for a period of "90 days" after the date of termination;

WHEREAS, Section 9(a)(i) and Section 15(b) of the Plan together may not, under certain circumstances, provide the Company with sufficient time to exercise its Repurchase Right with respect to options exercised on the last day of the Option Exercise Period;

NOW, THEREFORE, BE IT RESOLVED, that the Plan is hereby amended to provide for a period of 90 days for the Optionee to purchase options upon his or her termination as set forth in Section 9(a)(i) of the Plan;

FURTHER RESOLVED, in order the provide the Company with a sufficient amount of time to repurchase shares that have been acquired by an Optionee, the Plan is hereby amended to provide a Repurchase Period (as defined in Section 15(b) of the Plan) of 95 days.

FURTHER RESOLVED, except as otherwise specifically amended hereby, all other terms and conditions of the Plan shall remain in full force and effect, and unless otherwise expressly stated herein to the contrary, all capitalized terms used herein have the meanings ascribed to them in the Plan.
                            Exhibit 10.2

                         EMPLOYMENT AGREEMENT


This Employment Agreement ("Agreement") is made and entered into on this 12th day of June, 1996 as of January 1, 1996 by and between CAPITAL BANK, a Florida corporation (the "Company"), and DANIEL M. HOLTZ (hereinafter called the "Executive").


                           R E C I T A L S

A.  The Executive is currently employed as the Chairman, Chief
Executive Officer and President of the Company.

B. The Executive possesses intimate knowledge of the business and affairs of the Company, its policies, methods and personnel.

C. The Board of Directors of the Company (the "Board") recognizes that the Executive has contributed to the growth and success of the Company, and desires to assure the Company of the Executive's continued employment and to compensate him therefor.

D. The Board has determined that this Agreement will reinforce and encourage the Executive's continued attention and dedication to the Company.

E. The Executive is willing to make his services available to the Company and on the terms and conditions hereinafter set forth.


                             AGREEMENT

NOW, THEREFORE, in consideration of the premises and mutual covenants set forth herein, the parties agree as follows:

1.  Employment.

    1.1 Employment and Term. The Company hereby agrees to employ the Executive and the Executive hereby agrees to serve the Company on the terms and conditions set forth herein.

    1.2 Duties of Executive. During the term of this Agreement, the Executive shall serve as the Chairman, President and Chief Executive Officer of the Company, shall diligently perform all services as may be assigned to him by the Board, (provided that, such services shall not materially differ from the services currently provided by the Executive), and shall exercise such power and authority as may from time to time be delegated to him by the Board. The Executive shall devote his full time and attention to the business and affairs of the Company, render such services to the best of his ability, and use his best efforts to promote the interests of the Company; provided, however that nothing in this Agreement shall preclude the Executive from providing services to, and receiving compensation from, Capital Bancorp., the parent company of the Company, or any direct or indirect subsidiary of Capital Bancorp.

2.  Term.

    2.1 Initial Term. The initial term of this Agreement, and the employment of the Executive hereunder, shall commence on January 1, 1996 (the "Commencement Date") and shall expire on May 31, 1998 (the "Expiration Date"), unless sooner terminated in accordance with the terms and conditions hereof (the "Initial Term").

    2.2 Renewal Terms. The Initial Term of this Agreement, and the employment of the Executive hereunder, may be renewed and/or extended for such period or periods as may be mutually agreed to by the Company and the Executive in a written supplement to this Agreement signed by the Executive and the Company ("Written Supplement"). If this Agreement is not so renewed and/or extended prior to the expiration of the Initial Term, this Agreement, and the employment of the Executive hereunder, shall automatically terminate on the Expiration Date.

3.  Compensation.

    3.1 Base Salary. The Executive shall receive a base salary at the annual rate of $300,307 (the "Base Salary") during the term of this Agreement, with such Base Salary payable in installments consistent with the Company's normal payroll schedule, subject to applicable withholding and other taxes. The Base Salary also shall be reviewed, at least annually, for merit increases and may, by action and in the discretion of the Board, be increased at any time or from time to time. If the term of this Agreement shall be renewed and/or extended as provided in Section 2.2 hereof, then during such renewal term of his employment hereunder, the Executive shall be paid a base salary as set forth in the Written Supplement.

    3.2 Incentive Compensation. The Executive shall be entitled to receive incentive compensation ("Incentive Compensation") during each year of the Initial Term of this Agreement equal to the amount of incentive compensation for such year determined pursuant to the Incentive Bonus Plan attached hereto as Exhibit "B" and made a part hereof, as amended from time to time (the "Incentive Compensation Plan"). In the event that this Agreement terminates on the Expiration Date by reason of the expiration of the term of this Agreement, then the Company shall pay the Executive Incentive Compensation for the period from January 1, 1998 through May 31, 1998, equal to five-twelfths of the Incentive Compensation, if any, for calendar year calendar year 1998; provided, however, that the Company's goals under the Incentive Compensation Plan for 1998 shall be based on (1) the period from January 1, 1998 through May 31, 1998, and (2) unaudited financial information prepared in accordance with generally accepted accounting principles, applied consistently with prior periods, as approved and reviewed by the Board.

    3.3 Section 162(m) Limits. Notwithstanding any other provision of this Agreement to the contrary, if and to the extent that any remuneration payable by the Company to the Executive for any year would exceed the maximum amount of remuneration that the Company may deduct for that year under Section 162(m) ("Section 162(m)") of the Internal Revenue Code of 1986, as amended (the "Code"), payment of the portion of the remuneration for that year that would not be so deductible under Section 162(m) shall, in the sole discretion of the Board, be deferred and become payable at such time or times as the Board determines that it first would be deductible by the Company under Section 162(m), with interest at the "short-term applicable federal rate" as such term is defined in
Section 1274(d) of the Code.  The limitation set forth under this
Section 3.3 shall not apply with respect to any amounts payable to the Executive pursuant to Section 5.6 hereof.

4.  Expense Reimbursement and Other Benefits.

    4.1 Reimbursement of Expenses. During the term of Executive's employment hereunder, the Company, upon the submission of proper substantiation by the Executive, shall reimburse the Executive for all reasonable expenses actually paid or incurred by the Executive in the course of and pursuant to the business of the Company. The Executive shall account to the Company in writing for all expenses for which reimbursement is sought and shall supply to the Company copies of all relevant invoices, receipts or other evidence reasonably requested by the Company.

    4.2 Compensation/Benefit Programs. During the term of this Agreement, the Executive shall be entitled to participate in all medical, dental, hospitalization, accidental death and dismemberment, disability, travel and life insurance plans, and any and all other plans as are presently and hereinafter offered by the Company to its executives, including savings, pension, profit-sharing and deferred compensation plans.

    4.3  Working Facilities.  The Company shall furnish the
Executive with an office, secretarial help and such other facilities and services suitable to his position and adequate for the performance of his duties hereunder.

    4.4 Automobile. The Company shall continue to provide the Executive an automobile comparable to the existing automobile provided to Executive, together with reimbursement of the operating expenses thereof.

    4.5 Stock Options. During the term of this Agreement, the Executive shall be eligible to be granted options to purchase common stock (the "Common Stock") of Bancorp under (and therefore subject to all terms and conditions of) the Capital Bancorp Stock Option Plan as amended, and any successor plan thereto (the "Stock Option Plan") and all rules of regulation of the Securities and Exchange Commission applicable to stock option plans then in effect. The number of options and terms and conditions of options shall be determined by the Stock Option Committee of Bancorp in its discretion and pursuant to the Stock Option Plan.

    4.6 Other Benefits. The Executive shall be entitled to six weeks of vacation every year. The Executive shall receive such additional benefits, consistent with prior practices, as the Board shall from time to time determine.

5.  Termination.

    5.1 Termination for Cause. The Company shall at all times have the right, upon written notice to the Executive, to terminate the Executive's employment hereunder, for cause. For purposes of this Agreement, the term "cause" shall mean (i) an action or omission of the Executive which constitutes a willful and material breach of this Agreement which is not cured within fifteen (15) days after receipt by the Executive of written notice of same, (ii) fraud, embezzlement, misappropriation of funds or breach of trust,
(iii) conviction of any crime which involves dishonesty or a breach of trust, (iv) gross negligence in connection with the performance of the Executive's duties hereunder, (v) material and willful or knowing failure or refusal (other than as a result of a disability) by the Executive to perform his duties hereunder, or (vi) the formal written request addressed to the Board of Directors of the Company by any regulatory agency that regulates Capital Bank or Capital Bancorp that the Executive be removed from his duties hereunder and setting forth the basis for such request. Any termination for cause shall be made in writing to the Executive, which notice shall set forth in detail all acts or omissions upon which the Company is relying for such termination. The Executive shall have the right to address the Company's Board regarding the acts set forth in the notice of termination. Upon any termination pursuant to this Section 5.1, the Executive shall be entitled to be paid his Base Salary to the date of termination and the Company shall have no further liability hereunder (other than for (x) reimbursement for reasonable business expenses incurred prior to the date of termination, subject, however, to the provisions of
Section 4.1, and (y) payment of compensation for unused vacation days that have accumulated during the calendar year in which such termination occurs).

    5.2 Disability. The Company shall at all times have the right, upon written notice to the Executive, to terminate the Executive's employment hereunder, if the Executive shall, as the result of mental or physical incapacity, illness or disability, become unable to perform his obligations hereunder for a period of 90 consecutive days. Upon any termination pursuant to this Section 5.2, the Company shall (i) pay to the Executive any unpaid Base Salary through the effective date of termination specified in such notice, (ii) pay to the Executive the Incentive Compensation, if any, not yet paid to the Executive for any year prior to such termination, at such times as the Incentive Compensation otherwise would have been payable to the Executive, (iii) pay to the Executive a severance payment equal to three (3) months of the Executive's Base Salary at the time of such disability, and (iv) pay to the Executive (within 45 days after the end of the calendar quarter in which such termination occurs) a prorata portion (based upon the period ending on the date of termination of the Executive's employment hereunder) of the Incentive Compensation, if any, for the year in which such termination occurs, as calculated pursuant to the terms of Section 3.3 hereof and the Incentive Compensation Plan; provided that the goals under the Incentive Compensation Plan for each period used in the calculation of the Executive's Incentive Compensation, shall be based on (1) the portion of the year through the end of the calendar quarter in which such termination occurs and (2) unaudited financial information prepared in accordance with generally accepted accounting principles, applied consistently with prior periods, as approved and reviewed by the Board. The Company shall have no further liability hereunder (other than for (x) reimbursement for reasonable business expenses incurred prior to the date of termination, subject, however to the provisions of Section 4.1, and
(y) payment of compensation for unused vacation days that have accumulated during the calendar year in which such termination occurs).

    5.3 Death. In the event of the death of the Executive during the term of his employment hereunder, the Company shall (i) pay to the estate of the deceased Executive any unpaid Base Salary through the Executive's date of death, (ii) pay to the estate of the deceased Executive the Incentive Compensation, if any, not yet paid to the Executive for any year prior to the date of death, at such time as the Incentive Compensation otherwise would have been payable to the Executive, and (iii) pay to the estate of the deceased Executive (within 45 days after the end of the calendar quarter in which his death, occurs) a prorata portion (based upon the period ending on the date of death) of the Incentive Compensation, if any, for the year in which his death occurs, as calculated pursuant to the terms of Section 3.3 and the Incentive Compensation Plan; provided that, the goals under the Incentive Compensation Plan for each period used in the calculation of the Executive's Incentive Compensation shall be based on (1) the portion of the year through the end of the calendar quarter in which the Executive's death occurs, and (2) unaudited financial information prepared in accordance with generally accepted accounting principles, applied consistently with prior periods, as approved and reviewed by the Board. The Company shall have no further liability hereunder (other than for (x) reimbursement for reasonable business expenses incurred prior to the date of the Executive's death, subject, however to the provisions of Section 4.1, and (y) payment of compensation for unused vacation days that have accumulated during the calendar year in which such termination occurs).

    5.4 Termination Without Cause. At any time the Company shall have the right to terminate the Executive's employment hereunder by written notice to the Executive. Upon any termination pursuant to this Section 5.4 (that is not a termination under any of Sections 5.1, 5.2, 5.3, 5.5 or 5.6(a)), the Company shall (i) pay to the Executive any unpaid Base Salary through the effective date of termination specified in such notice, (ii) pay to the Executive the Incentive Compensation, if any, not yet paid to the Executive for any year prior to such termination, at such time as the Incentive Compensation otherwise would have been payable to the Executive,
(iii) continue to pay the Executive's Base Salary through the Expiration Date, in the manner and at such time as the Base Salary otherwise would have been payable to the Executive, (iv) continue to pay the Executive Incentive Compensation and continue to provide the Executive with the benefits he was receiving under Sections 4.2, 4.4 and 4.6 hereof, through the Expiration Date, in the manner and at such times as the compensation or benefits otherwise would have been payable or provided to the Executive, and (v) pay to the Executive as a single lump sum payment, within 30 days of the termination of his employment hereunder, a lump sum benefit equal to the value of the portion of his benefits under any savings, pension, profit sharing or deferred compensation plans that are forfeited under such plans by reason of the termination of his employment hereunder. In the event that the termination of Executive's employment hereunder shall occur on or before December 31, 1996, then the Incentive Compensation and benefits payable under clause (iv) of this Section 5.4 shall be equal to the amounts that would have been paid or provided to the Executive for the year ended December 31, 1996. In the event that termination of Executive's employment hereunder shall occur after December 31, 1996, then the Incentive Compensation and other benefits payable under clause (iv) of this Section 5.4 shall be equal to the amounts of such compensation and benefits payable or provided to the Executive for the calendar year immediately preceding the termination of Executive's employment hereunder. In the event that the Company is unable to provide the Executive with a continuation of any savings, pension, profit-sharing or deferred compensation plans required hereunder by reason of the termination of the Executive's employment pursuant to this Section 5.4, then the Company shall pay the Executive cash equal to the value of the benefit that otherwise would have accrued for the Executive's benefit under the plan, for the period during which such benefits could not be provided under the plans, said cash payments to be made within 45 days after the end of the year for which such contributions would have been made or would have accrued. The Company's good faith determination of the amount that would have been contributed or the value of any benefits that would have accrued under any plan shall be binding and conclusive on the Executive. Further, the Executive shall continue to vest in the Executive's Stock Options through the Expiration Date in the same manner and to the same extent as if his employment hereunder terminated on the Expiration Date. The Company shall have no further liability hereunder (other than for (x) reimbursement for reasonable business expenses incurred prior to the date of termination, subject, however, to the provisions of Section 4.1,
(y) payment of compensation for unused vacation days that have accumulated during the calendar year in which such termination occurs, and (z) any amounts payable to the Executive pursuant to
Section 5.6 hereof by reason of Section 5.6(c)).

    5.5 Resignation by Executive. The Executive shall at all times have the right, upon ninety (90) days written notice to the Company, to terminate the Executive's employment hereunder. Upon any termination pursuant to this Section 5.5, the Company shall (i) pay to the Executive any unpaid Base Salary through the effective date of termination specified in such notice and (ii) pay to the Executive the Incentive Compensation, if any, not yet paid to the Executive for any year prior to such termination, at such time as the Incentive Compensation otherwise would have been payable to the
Executive.   The Company shall have no further liability hereunder
(other than for (x) reimbursement for reasonable business expenses incurred prior to the date of termination, subject, however, to the provisions of Section 4.1, (y) payment of compensation for unused vacation days that have accumulated during the calendar year in which such termination occurs, and (z) any amounts payable to the Executive pursuant to Section 5.6 hereof by reason of Section 5.6(c)).

    5.6  Change in Control of the Company.

         (a) In the event that (x) a Change in Control (as defined in paragraph (b) of this Section 5.6) in the Company shall occur during the Initial Term, and (y) within one year after the date of the Change in Control, the Executive is (i) assigned any position, duties or responsibilities that are significantly diminished or changed when compared with the position, duties or responsibilities of the Executive prior to such Change in Control or (ii) forced to relocate to another location more than 25 miles from his location prior to the Change in Control, (iii) no longer provided coverage under benefit programs in existence prior to the Change in Control (unless a comparable substitute is offered); then the Executive, by written notice to the Company at any time within the thirty (30) day period following the occurrence of an event described in clauses (i) through (iii) of this Section 5.6(a), shall have the right to terminate his employment hereunder. Upon the voluntary termination by the Executive pursuant to this Section 5.6(a), or the involuntary termination of the Executive by the Company within one year after the date of a Change in Control, the Company shall
(v) pay to the Executive any unpaid Base Salary through the effective date of termination, (w) pay to the Executive the Incentive Compensation, if any, not yet paid to the Executive for any year prior to such termination, at such time as the Incentive Compensation otherwise would have been payable to the Executive,
(x) pay to the Executive (within 30 days after the end of the calendar quarter in which such termination occurs) a prorata portion (based upon the period ending on the date of termination of the Executive's employment hereunder) of the Incentive Compensation, if any, for the year in which such termination occurs, as calculated pursuant to the terms of Section 3.3 hereof and the Incentive Compensation Plan; provided that the Company's goals under the Incentive Compensation Plan for each period used in the calculation of the Executive's Incentive Compensation, shall be based on (1) the portion of the year through the end of the calendar quarter in which such termination occurs, and (2) unaudited financial information prepared in accordance with generally accepted accounting principles, applied consistently with prior periods, as approved and reviewed by the Board, and (y) pay to the Executive as a single lump sum payment, within 30 days of the termination of his employment hereunder, a lump sum payment equal to the sum of (a) two times the sum of Executive's annual Base Salary, Incentive Compensation, and the value of the annual fringe benefits required to be provided to the Executive under Sections 4.2 and 4.4 hereof, for the year immediately preceding the year in which his employment terminates, plus (b) the value of the portion of his benefits under any savings, pension, profit sharing or deferred compensation plans that are forfeited under those plans by reason of the termination of his employment hereunder. Further, upon the Change in Control, the Executive's Stock Options shall immediately vest. The Company shall have no further liability hereunder (other than for (1) reimbursement for reasonable business expenses incurred prior to the date of termination, subject, however, to the provisions of Section 4.1, and (2) payment of compensation for unused vacation days that have accumulated during the calendar year in which such termination occurs).

         (b) For purposes of this Agreement, a "Change in Control" shall be deemed to have occurred if:

              (i) an event which would be required to be reported in response to Item (a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act") occurs and the transaction required to be reported is consummated;

              (ii) an event occurs which results in a change in control of the Company or Capital Bancorp within the meaning of the Federal Change in Bank Control Act and/or applicable sections of the Florida Banking Code and/or the rules and regulations promulgated by the Board of Governors of the Federal Reserve System or the Florida Department of Banking as in effect on the date hereof;

              (iii) individuals who constitute the Board of Directors of each of the Company or Capital Bancorp on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by a majority of the Incumbent Board, shall be, for purposes of this clause (iii), considered as though he or she were a member of the Incumbent Board;

              (iv) Capital Bancorp ceases to own at least 80% of the voting stock of the Company;

              (v) there occurs any transaction (which shall include a series of transactions occurring within 60 days or occurring pursuant to a plan) that has the result that shareholders of Capital Bancorp immediately before such transaction cease to own at least 51% of the voting stock of Capital Bancorp or of any entity that results from the participation of Capital Bancorp in a reorganization, consolidation, merger, liquidation or other form of corporate transaction;

              (vi) any person or group of persons (other than those persons who own or control as a group not less than 40% of the outstanding stock of the Company on the date of this Agreement (the "Present Control Group")) acting in concert acquire in excess of both (a) 25% of the outstanding voting stock of Capital Bancorp, and (b) the number of shares of Capital Bancorp with respect to which the Present Control Group, in the aggregate, have voting rights to after such acquisition;

              (vii) Capital Bancorp or the Company liquidate or dissolve; or

              (viii) the Company or Capital Bancorp sells, leases, exchanges or otherwise disposes of all or substantially all of its property or assets.

         (c)  In the event that:

              (i) the Company enters into a letter of intent or a definitive agreement for the Company to enter into a transaction that would constitute a Change in Control (the letter of intent or definitive agreement being hereinafter referred to as a "Change in Control Agreement"), and discussions relating to the transaction reflected in the Change in Control Agreement had commenced while the Executive was employed by the Company;

              (ii)  the Change in Control Agreement is entered into
(a) while the Executive is employed by the Company prior to the Expiration Date, (b) within 90 days after the Company's termination of the Executive's employment without Cause, or (c) within 90 days after the Expiration Date if the Executive was employed by the Company on the Expiration Date;

              (iii) the transaction contemplated by the Change in Control Agreement is effectuated and results in a Change in Control; and

              (iv) within the period that begins on the date on which the Change in Control Agreement is executed by the Company and ends one year after the date of the Change in Control, either
(a) the Executive voluntarily terminates his employment hereunder after one of the events described in clause (i), (ii) or (iii) of paragraph (a) of this Section 5.6 occurs, or (b) the Executive's employment with the Company is involuntarily terminated by the Company;

then the Company shall pay to the Executive the amounts provided in paragraph 5.6(a), reduced by any amounts paid by the Company to the Executive under Section 5.4 or 5.5 hereof, and the Executive's rights to receive any additional amounts under Section 5.4 or 5.5 shall cease.

    5.7  Certain Additional Payments by the Company.

         (a) Anything in this Agreement to the contrary notwithstanding, in the event it shall be determined that any payment, distribution or other action by the Company to or for the benefit of the Executive (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise, but determined without regard to any additional payments required under this Section 5.7) (a "Payment") would be subject to an excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code"), or any interest or penalties are incurred by the Executive with respect to any such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), the Company or Bancorp shall make a payment to the Executive (a "Gross-Up Payment") in an amount equal to the Excise Tax imposed upon the Payments.

         (b) Subject to the provisions of Section 5.7(c), all determinations required to be made under this Section 5.7, including whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determination, shall be made by Deloitte Touche LLP (the "Accounting Firm") which shall provide detailed supporting calculations both to the Company and the Executive within 15 business days of the receipt of notice from the Executive that there has been a Payment, or such earlier time as is requested by the Company. In the event that the Accounting Firm is serving as accountant or auditor for the individual, entity or group effecting the Change of Control, the Executive shall appoint another nationally recognized accounting firm to make the determinations required hereunder (which accounting firm shall then be referred to as the Accounting Firm hereunder). All fees and expenses of the Accounting Firm shall be borne solely by the Company. Any Gross-Up Payment, as determined pursuant to this Section 5.7, shall be paid by the Company to the Executive within five days of the receipt of the Accounting Firm's determination. If the Accounting Firm determines that no Excise Tax is payable by the Executive, it shall furnish the Executive with a written opinion that failure to report the Excise Tax on the Executive's applicable federal income tax return would not result in the imposition of a negligence or similar penalty. Any determination by the Accounting Firm shall be binding upon the Company and the Executive. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Gross-Up Payments which will not have been made by the Company should have been made ("Underpayment"), consistent with the calculations required to be made hereunder. In the event that the Company exhausts its remedies pursuant to Section 5.7(c) and the Executive thereafter is required to make a payment of any Excise Tax, the Accounting Firm shall determine the amount of the Underpayment that has occurred and any such Underpayment shall be promptly paid by the Company to or for the benefit of the Executive.

         (c) The Executive shall notify the Company in writing of any claim by the Internal Revenue Service that, if successful, would require the payment by the Company of the Gross-Up Payment. Such notification shall be given as soon as practicable but no later than ten business days after the Executive is informed in writing of such claim and shall apprise the Company of the nature of such claim and the date on which such claim is requested to be paid. The Executive shall not pay such claim prior to the expiration of the 30-day period following the date on which it gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company notifies the Executive in writing prior to the expiration of such period that it desires to contest such claim, the Executive shall:

              (i) give the Company any information reasonably requested by the Company relating to such claim,

              (ii) take such action in connection with contesting such claim as the Company shall reasonably request in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company,

              (iii) cooperate with the Company in good faith in order effectively to contest such claim, and

              (iv) permit the Company to participate in any proceedings relating to such claim;

provided, however, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such contest and shall indemnify and hold the Executive harmless, on an after-tax basis, for any Excise Tax or income tax (including interest and penalties with respect thereto) imposed as a result of such representation and payment of costs and expenses. Without limitation on the foregoing provisions of this Section 5.7(c), the Company shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forego any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct the Executive to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and the Executive agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; provided, however, that if the Company directs the Executive to pay such claim and sue for a refund, the Company shall advance the amount of such payment to the Executive, on an interest-free basis and shall indemnify and hold the Executive harmless, on an after-tax basis, from any Excise Tax or income tax (including interest or penalties with respect thereto) imposed with respect to such advance or with respect to any imputed income with respect to such advance; and further provided that any extension of the statute of limitations relating to payment of taxes for the taxable year of the Executive with respect to which such contested amount is claimed to be due is limited solely to such contested amount. Furthermore, the Company's control of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and the Executive shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority.

         (d) If, after the receipt by the Executive of an amount advanced by the Company pursuant to Section 5.7(c), the Executive becomes entitled to receive any refund with respect to such claim, the Executive shall (subject to the Company's complying with the requirements of Section 5.7(c)) promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If, after the receipt by the Executive of an amount advanced by the Company pursuant to
Section 5.7(c), a determination is made that the Executive shall not be entitled to any refund with respect to such claim and the Company does not notify the Executive in writing of its intent to contest such denial of refund prior to the expiration of 30 days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid.

    5.8 Survival. The provisions of this Article 5 shall survive the termination of this Agreement, as applicable.

6.  Restrictive Covenants.

    6.1 Non-competition. For the period through the Expiration Date and at all times while the Executive is employed by the Company; the Executive shall not, directly or indirectly, engage in or have any interest in any sole proprietorship, partnership, corporation or business or any other person or entity (whether as an employee, officer, director, partner, agent, security holder, creditor, consultant or otherwise) that directly or indirectly (or through any affiliated entity) engages in competition with the Company in any domestic or foreign market (for this purpose, any financial institution with offices in any city or county in which the Company has an office will be deemed to be in competition with the Company); provided that such provision shall not apply to the Executive's ownership of Common Stock of Bancorp or the acquisition by the Executive, solely as an investment, of securities of any issuer that is registered under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended, and that are listed or admitted for trading on any United States national securities exchange or that are quoted on the National Association of Securities Dealers Automated Quotations System, or any similar system or automated dissemination of quotations of securities prices in common use, so long as the Executive is not a member of any control group (within the meaning of the rules and regulations of the Securities and Exchange Commission) of any such issuer.

    6.2 Nondisclosure. The Executive shall not divulge, communicate, use to the detriment of the Company or for the benefit of any other person or persons, or misuse in any way, any confiden-tial information pertaining to the business of the Company. Any confidential information or data now or hereafter acquired by the Executive with respect to the business of the Company (which shall include, but not be limited to, information concerning the Company's financial condition, prospects, customers, sources of leads and methods of doing business) shall be deemed a valuable, special and unique asset of the Company that is received by the Executive in confidence and as a fiduciary, and Executive shall remain a fiduciary to the Company with respect to all of such information.

    6.3 Nonsolicitation of Employees and Clients. For the period ending on the earlier of (i) termination of Executive's employment with the Company pursuant to Section 5.6 hereof following a Change in Control, and (ii) two years following the Expiration Date (except that, the period shall be six months after the Expiration Date if (1) the Executive is employed by the Company on the Expiration Date, and (2) the Company has not offered, at or prior to the Expiration Date, to employ the Executive after the Expiration Date on terms that provide for payment of (x) a base salary equal to or greater than the Base Salary (adjusted for cost-of-living increases) being paid to the Executive on the Expiration Date, and (y) incentive compensation on terms equal to or greater than the Incentive Compensation terms in effect as of the Expiration Date); the Executive shall not, directly or indirectly, for himself or for any other person, firm, corporation, partnership, association or other entity (a) employ or attempt to employ or enter into any contractual arrangement with any employee or former employee of the Company, unless such employee or former employee has not been employed by the Company for a period in excess of six months, and/or (b) call on or solicit any of the actual or targeted prospective clients of the Company on behalf of any person or entity in connection with any business competitive with the business of the Company, nor shall the Executive make known the names and addresses of such clients or any information relating in any manner to the Company's trade or business relationships with such customers, other than in connection with the performance of Executive's duties under this Agreement.


    6.4 Books and Records. All books, records, and accounts relating in any manner to the customers or clients of the Company, whether prepared by the Executive or otherwise coming into the Executive's possession, shall be the exclusive property of the Company and shall be returned immediately to the Company on termination of the Executive's employment hereunder or on the Company's request at any time.

    6.5  Definition of Company.  Solely for purposes of this
Section 6, the term "Company" also shall include any future subsidiaries of the Company that are operating during the time periods described herein and any other entities that directly or indirectly, through one or more intermediaries, control, are controlled by or are under common control with the Company during the periods described herein.

    6.6 Acknowledgment by Executive. The Executive acknowledges and confirms that the length of the term of the provisions of this
Section 6 and the geographical restrictions contained in Section
6.1 are fair and reasonable and not the result of overreaching, duress or coercion of any kind. The Executive further acknowledges and confirms that his full, uninhibited and faithful observance of each of the covenants contained in this Section 6 will not cause him any undue hardship, financial or otherwise, and that enforcement of each of the covenants contained herein will not impair his ability to obtain employment commensurate with his abilities and on terms fully acceptable to him or otherwise to obtain income required for the comfortable support of him and his family and the satisfaction of the needs of his creditors. The Executive acknowledges and confirms that his special knowledge of the business of the Company is such as would cause the Company serious injury or loss if he were to use such ability and knowledge to the benefit of a competitor or were to compete with the Company in violation of the terms of this Section 6.

    6.7 Survival. The provisions of this Section 6 shall survive the termination of this Agreement, as applicable.

7. Injunction. It is recognized and hereby acknowledged by the parties hereto that a breach by the Executive of any of the covenants contained in Section 6 of this Agreement will cause irreparable harm and damage to the Company, the monetary amount of which may be virtually impossible to ascertain. As a result, the Executive recognizes and hereby acknowledges that the Company shall be entitled to an injunction from any court of competent jurisdiction enjoining and restraining any violation of any or all of the covenants contained in Section 6 of this Agreement by the Executive or any of his affiliates, associates, partners or agents, either directly or indirectly, and that such right to injunction shall be cumulative and in addition to whatever other remedies the Company may possess.

8. Assignment. Neither party shall have the right to assign or delegate his rights or obligations hereunder, or any portion thereof, to any other person.

9. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida.

10. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and, upon its effectiveness, shall supersede all prior agreements, understandings and arrangements, both oral and written, between the Executive and the Company (or any of its affiliates) with respect to such subject matter. This Agreement may not be modified in any way unless by a written instrument signed by both the Company and the Executive.

11. Notices: Any notice required or permitted to be given hereunder shall be deemed given when delivered by hand or when deposited in the United States mail, by registered or certified mail, return receipt requested, postage prepaid, (i) if to the Company, addressed to Capital Bank, 1221 Brickell Avenue, Miami, Florida 33133, Attention: General Counsel, and (ii) if to the Executive, to his address as reflected on the payroll records of the Company, or to such other address as either party hereto may from time to time give notice of to the other.

12. Benefits; Binding Effect. This Agreement shall be for the benefit of and binding upon the parties hereto and their respective heirs, personal representatives, legal representatives, successors and, where applicable, assigns, including, without limitation, any successor to the Company, whether by merger, consolidation, sale of stock, sale of assets or otherwise.

13. Severability. The invalidity of any one or more of the words, phrases, sentences, clauses or sections contained in this Agreement shall not affect the enforceability of the remaining portions of this Agreement or any part thereof, all of which are inserted conditionally on their being valid in law, and, in the event that any one or more of the words, phrases, sentences, clauses or sections contained in this Agreement shall be declared invalid, this Agreement shall be construed as if such invalid word or words, phrase or phrases, sentence or sentences, clause or clauses, or section or sections had not been inserted. If such invalidity is caused by length of time or size of area, or both, the otherwise invalid provision will be considered to be reduced to a period or area which would cure such invalidity.

14. Waivers. The waiver by either party hereto of a breach or violation of any term or provision of this Agreement shall not operate nor be construed as a waiver of any subsequent breach or violation.

15. Damages. Nothing contained herein shall be construed to prevent the Company or the Executive from seeking and recovering from the other damages sustained by either or both of them as a result of its or his breach of any term or provision of this Agreement. In the event that either party hereto brings suit for the collection of any damages resulting from, or the injunction of any action constituting, a breach of any of the terms or provisions of this Agreement, then the party found to be at fault shall pay all reasonable court costs and attorneys' fees of the other.

16. Section Headings. The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

17. No Third Party Beneficiary. Nothing expressed or implied in this Agreement is intended, or shall be construed, to confer upon or give any person other than the Company, the parties hereto and their respective heirs, personal representatives, legal representatives, successors and assigns, any rights or remedies under or by reason of this Agreement.

18. Indemnification.

    (a) Subject to limitations imposed by law, the Company shall indemnify and hold harmless the Executive to the fullest extent permitted by law from and against any and all claims, damages, expenses (including attorneys' fees), judgments, penalties, fines, settlements, and all other liabilities incurred or paid by him in connection with the investigation, defense, prosecution, settlement or appeal of any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative and to which the Executive was or is a party or is threatened to be made a party by reason of the fact that the Executive is or was an officer, employee or agent of the Company, or by reason of anything done or not done by the Executive in any such capacity or capacities, provided that the Executive acted in good faith, in a manner that was not grossly negligent or constituted wilful misconduct and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The Company also shall pay any and all expenses (including attorney's fees) incurred by the Executive as a result of the Executive being called as a witness in connection with any matter involving the Company and/or any of its officers or directors.

    (b) The Company shall pay any expenses (including attorneys' fees), judgments, penalties, fines, settlements, and other liabilities incurred by the Executive in investigating, defending, settling or appealing any action, suit or proceeding described in this Section 18 in advance of the final disposition of such action, suit or proceeding. The Company shall promptly pay the amount of such expenses to the Executive, but in no event later than 10 days following the Executive's delivery to the Company of a written request for an advance pursuant to this Section 18, together with a reasonable accounting of such expenses.

    (c) The Executive hereby undertakes and agrees to repay to the Company any advances made pursuant to this Section 18 if and to the extent that it shall ultimately be found that the Executive is not entitled to be indemnified by the Company for such amounts.

    (d)  The Company shall make the advances contemplated by this
Section 18 regardless of the Executive's financial ability to make repayment, and regardless whether indemnification of the Indemnitee by the Company will ultimately be required. Any advances and undertakings to repay pursuant to this Section 18 shall be unsecured and interest-free.

    (e) The provisions of this Section 18 shall survive the termination of this Agreement.

19. Regulatory Limitations. Notwithstanding anything else contained herein, no payment shall be made hereunder that constitutes a golden parachute payment or prohibited indemnification payment in violation of 12 CFR Part 359.

20. Waiver of Jury Trial. The undersigned expressly (i) waive any right to a trial by jury of any claim, demand, action or cause of action arising out of this Agreement or in any way related or incidental to the performance of the parties' obligations hereunder, and (ii) agree that the Company or the Executive may file an original counterpart or copy of this Section 20 with any court as written evidence of the consent to the waiver of the right to trial by jury.

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

                                       COMPANY:

                                       CAPITAL BANK


                                       By:  /s/ RUSSELL GALBUT
                                       ------------------------
                                       Russell Galbut, Chairman,
                                       Compensation Committee


                                       EXECUTIVE:


                                           /s/ DANIEL M. HOLTZ
                                      -------------------------
                                      DANIEL M. HOLTZ
                             Exhibit 10.3

                         EMPLOYMENT AGREEMENT



This Employment Agreement ("Agreement") is made and entered into on this 11th day of June, 1996 as of January 1, 1996 by and between CAPITAL BANK, a Florida corporation (the "Company"), and THOMAS J. FLOOD (hereinafter called the "Executive").


                            R E C I T A L S

A.   The Executive is currently employed as the Chief Retail
Officer of the Company.

B. The Executive possesses intimate knowledge of the business and affairs of the Company, its policies, methods and personnel.

C. The Board of Directors of the Company (the "Board") recognizes that the Executive has contributed to the growth and success of the Company, and desires to assure the Company of the Executive's continued employment and to compensate him therefor.

D. The Board has determined that this Agreement will reinforce and encourage the Executive's continued attention and dedication to the Company.

E. The Executive is willing to make his services available to the Company and on the terms and conditions hereinafter set forth.


                             AGREEMENT

NOW, THEREFORE, in consideration of the premises and mutual covenants set forth herein, the parties agree as follows:

1.  Employment.

    1.1 Employment and Term. The Company hereby agrees to employ the Executive and the Executive hereby agrees to serve the Company on the terms and conditions set forth herein.

    1.2 Duties of Executive. During the term of this Agreement, the Executive shall serve as the Chief Retail Officer of the Company, shall diligently perform all services as may be assigned to him by the Board or the Chief Executive Officer of the Company (provided that, such services shall not materially differ from the services currently provided by the Executive), and shall exercise such power and authority as may from time to time be delegated to him by the Board or the Chief Executive Officer of the Company. The Executive shall devote his full time and attention to the business and affairs of the Company, render such services to the best of his ability, and use his best efforts to promote the interests of the Company; provided, however that nothing in this Agreement shall preclude the Executive from providing services to, and receiving compensation from, Capital Bancorp., the parent company of the Company, or any direct or indirect subsidiary of Capital Bancorp.

2.  Term.

    2.1 Initial Term. The initial term of this Agreement, and the employment of the Executive hereunder, shall commence on January 1, 1996 (the "Commencement Date") and shall expire on May 31, 1998 (the "Expiration Date"), unless sooner terminated in accordance with the terms and conditions hereof (the "Initial Term").

    2.2 Renewal Terms. The Initial Term of this Agreement, and the employment of the Executive hereunder, may be renewed and/or extended for such period or periods as may be mutually agreed to by the Company and the Executive in a written supplement to this Agreement signed by the Executive and the Company ("Written Supplement"). If this Agreement is not so renewed and/or extended prior to the expiration of the Initial Term, this Agreement, and the employment of the Executive hereunder, shall automatically terminate on the Expiration Date.

3.  Compensation.

    3.1 Base Salary. The Executive shall receive a base salary at the annual rate of $170,095 (the "Base Salary") during the term of this Agreement, with such Base Salary payable in installments consistent with the Company's normal payroll schedule, subject to applicable withholding and other taxes. The Base Salary also shall be reviewed, at least annually, for merit increases and may, by action and in the discretion of the Board, be increased at any time or from time to time. If the term of this Agreement shall be renewed and/or extended as provided in Section 2.2 hereof, then during such renewal term of his employment hereunder, the Executive shall be paid a base salary as set forth in the Written Supplement.

    3.2  Signing Loan and Bonuses.

         (a) Upon execution of this Agreement, Capital Bancorp ("Bancorp") shall loan $50,000 to the Executive (the "Signing Loan"). The Signing Loan shall bear interest at the "mid-term applicable federal rate" as such term is defined in Section 1274(d) of the Internal Revenue Code, with principal and interest being payable in five (5) equal annual installments. The Signing Loan shall be evidenced by and payable in accordance with a promissory note in the form attached hereto as Exhibit "A" and made a part hereof.

         (b) On June 1, 1997, and on June 1 of each of the succeeding four (4) years during the term of this Agreement, the Company shall pay an annual bonus (the "Signing Loan Bonus") to the Executive equal to the quotient obtained by dividing (i) the payment due on that date under the Signing Loan, by (ii) 100% minus the highest marginal federal income tax rate applicable to compensation paid by the Company to the Executive for the year (excluding any other income or expenses of the Executive). The portion of the Signing Loan Bonuses that is equal to the payment due under the Signing Loan shall be paid directly to Bancorp on behalf of the Executive at such time as the payment is due under the Signing Loan. The remaining portion of the Signing Loan Bonus, less applicable withholding taxes on the entire Signing Loan Bonus, shall be paid to the Executive.

         (c) In the event that the Executive's employment with the Company terminates by reason of the Executive's death or disability as described under Section 5.2 hereof, is terminated by the Company without Cause under Section 5.4 hereof, is terminated under Section
5.6 hereof after a Change in Control, or terminates at any time after the Expiration Date if the Company has not offered the Executive to renew the term of this Agreement for a period of three
(3) years beyond the Expiration Date on terms substantially the same as those in effect during the Initial Term, then the Company shall pay to the Executive, within 45 days of such termination, a bonus (the "Final Signing Loan Bonus") equal to the quotient obtained by dividing (i) the amount necessary to repay in full the outstanding principal and accrued interest on the Signing Loan, by
(ii) 100% minus the highest marginal federal income tax rate applicable to compensation paid by the Company to the Executive for the immediately preceding year (excluding any other income or expenses of the Executive). The portion of the Final Signing Loan Bonus that is equal to the outstanding principal and accrued interest on the Signing Loan shall be paid directly to Bancorp, on behalf of the Executive. The remaining portion of the Final Signing Loan Bonus, less applicable withholding taxes, shall be paid to the Executive (or the Executive's estate in the case of the Executive's death).

    3.3 Incentive Compensation. The Executive shall be entitled to receive incentive compensation ("Incentive Compensation") during each year of the Initial Term of this Agreement equal to the amount of incentive compensation for such year determined pursuant to the Incentive Bonus Plan attached hereto as Exhibit "B" and made a part hereof, as amended from time to time (the "Incentive Compensation Plan"). In the event that this Agreement terminates on the Expiration Date by reason of the expiration of the term of this Agreement, then the Company shall pay the Executive Incentive Compensation for the period from January 1, 1998 through May 31, 1998, equal to five-twelfths of the Incentive Compensation, if any, for calendar year 1998; provided, however, that the Company's goals under the Incentive Compensation Plan for calendar year 1998 shall be based on (1) the period from January 1, 1998 through May 31, 1998, and (2) unaudited financial information prepared in accordance with generally accepted accounting principles, applied consistently with prior periods, as approved and reviewed by the Board.

    3.4 Section 162(m) Limits. Notwithstanding any other provision of this Agreement to the contrary, if and to the extent that any remuneration payable by the Company to the Executive for any year would exceed the maximum amount of remuneration that the Company may deduct for that year under Section 162(m) ("Section 162(m)") of the Internal Revenue Code of 1986, as amended (the "Code"), payment of the portion of the remuneration for that year that would not be so deductible under Section 162(m) shall, in the sole discretion of the Board, be deferred and become payable at such time or times as the Board determines that it first would be deductible by the Company under Section 162(m), with interest at the "short-term applicable federal rate" as such term is defined in
Section 1274(d) of the Code.  The limitation set forth under this
Section 3.4 shall not apply with respect to any amounts payable to the Executive pursuant to Section 5.6 hereof.

4.  Expense Reimbursement and Other Benefits.

    4.1 Reimbursement of Expenses. During the term of Executive's employment hereunder, the Company, upon the submission of proper substantiation by the Executive, shall reimburse the Executive for all reasonable expenses actually paid or incurred by the Executive in the course of and pursuant to the business of the Company. The Executive shall account to the Company in writing for all expenses for which reimbursement is sought and shall supply to the Company copies of all relevant invoices, receipts or other evidence reasonably requested by the Company.

    4.2 Compensation/Benefit Programs. During the term of this Agreement, the Executive shall be entitled to participate in all medical, dental, hospitalization, accidental death and dismemberment, disability, travel and life insurance plans, and any and all other plans as are presently and hereinafter offered by the Company to its executives, including savings, pension, profit-sharing and deferred compensation plans.

    4.3  Working Facilities.  The Company shall furnish the
Executive with an office, secretarial help and such other facilities and services suitable to his position and adequate for the performance of his duties hereunder.

    4.4 Automobile. The Company shall continue to provide the Executive an automobile comparable to the existing automobile provided to Executive, together with reimbursement of the operating expenses thereof.

    4.5 Stock Options. During the term of this Agreement, the Executive shall be eligible to be granted options to purchase common stock (the "Common Stock") of Bancorp under (and therefore subject to all terms and conditions of) the Capital Bancorp Stock Option Plan as amended, and any successor plan thereto (the "Stock Option Plan") and all rules of regulation of the Securities and Exchange Commission applicable to stock option plans then in effect. The number of options and terms and conditions of options shall be determined by the Stock Option Committee of Bancorp in its discretion and pursuant to the Stock Option Plan.

    4.6 Other Benefits. The Executive shall be entitled to four weeks of vacation every year. The Executive shall receive such additional benefits, if any, as the Chief Executive Officer of the Company shall from time to time determine.

5.  Termination.

    5.1 Termination for Cause. The Company shall at all times have the right, upon written notice to the Executive, to terminate the Executive's employment hereunder, for cause. For purposes of this Agreement, the term "cause" shall mean (i) an action or omission of the Executive which constitutes a willful and material breach of this Agreement which is not cured within fifteen (15) days after receipt by the Executive of written notice of same, (ii) fraud, embezzlement, misappropriation of funds or breach of trust,
(iii) conviction of any crime which involves dishonesty or a breach of trust, (iv) gross negligence in connection with the performance of the Executive's duties hereunder, (v) material and willful or knowing failure or refusal (other than as a result of a disability) by the Executive to perform his duties hereunder, or (vi) the formal written request addressed to the Board of Directors of the Company by any regulatory agency that regulates Capital Bank or Capital Bancorp that the Executive be removed from his duties hereunder and setting forth the basis for such request. Any termination for cause shall be made in writing to the Executive, which notice shall set forth in detail all acts or omissions upon which the Company is relying for such termination. The Executive shall have the right to address the Company's Board regarding the acts set forth in the notice of termination. Upon any termination pursuant to this Section 5.1, the Executive shall be entitled to be paid his Base Salary to the date of termination and the Company shall have no further liability hereunder (other than for (x) reimbursement for reasonable business expenses incurred prior to the date of termination, subject, however, to the provisions of
Section 4.1, and (y) payment of compensation for unused vacation days that have accumulated during the calendar year in which such termination occurs).

    5.2 Disability. The Company shall at all times have the right, upon written notice to the Executive, to terminate the Executive's employment hereunder, if the Executive shall, as the result of mental or physical incapacity, illness or disability, become unable to perform his obligations hereunder for a period of 90 consecutive days. Upon any termination pursuant to this Section 5.2, the Company shall (i) pay to the Executive any unpaid Base Salary through the effective date of termination specified in such notice, (ii) pay to the Executive the Incentive Compensation, if any, and Signing Loan Bonus not yet paid to the Executive for any year prior to such termination, at such times as the Incentive Compensation and Signing Loan Bonus otherwise would have been payable to the Executive, (iii) pay to the Executive a severance payment equal to three (3) months of the Executive's Base Salary at the time of such disability, (iv) pay to the Executive (within 45 days after the end of the calendar quarter in which such termination occurs) a prorata portion (based upon the period ending on the date of termination of the Executive's employment hereunder) of the Incentive Compensation, if any, for the year in which such termination occurs, as calculated pursuant to the terms of Section
3.3 hereof and the Incentive Compensation Plan; provided that the goals under the Incentive Compensation Plan for each period used in the calculation of the Executive's Incentive Compensation, shall be based on (1) the portion of the year through the end of the calendar quarter in which such termination occurs and (2) unaudited financial information prepared in accordance with generally accepted accounting principles, applied consistently with prior periods, as approved and reviewed by the Board, and (v) pay the Final Signing Loan Bonus pursuant to Section 3.2(c) hereof. The Company shall have no further liability hereunder (other than for (x) reimbursement for reasonable business expenses incurred prior to the date of termination, subject, however to the provisions of
Section 4.1, and (y) payment of compensation for unused vacation days that have accumulated during the calendar year in which such termination occurs).

    5.3 Death. In the event of the death of the Executive during the term of his employment hereunder, the Company shall (i) pay to the estate of the deceased Executive any unpaid Base Salary through the Executive's date of death, (ii) pay to the estate of the deceased Executive the Incentive Compensation, if any, and Signing Loan Bonus not yet paid to the Executive for any year prior to the date of death, at such time as the Incentive Compensation and Signing Loan Bonus otherwise would have been payable to the Executive, (iii) pay to the estate of the deceased Executive (within 45 days after the end of the calendar quarter in which his death occurs) a prorata portion (based upon the period ending on the date of death) of the Incentive Compensation, if any, for the year in which his death occurs, as calculated pursuant to the terms of Section 3.3 and the Incentive Compensation Plan; provided that, the goals under the Incentive Compensation Plan for each period used in the calculation of the Executive's Incentive Compensation shall be based on (1) the portion of the year through the end of the calendar quarter in which the Executive's death occurs, and (2) unaudited financial information prepared in accordance with generally accepted accounting principles, applied consistently with prior periods, as approved and reviewed by the Board, and (iv) pay the Final Signing Loan Bonus pursuant to Section 3.2(c) hereof.
The Company shall have no further liability hereunder (other than for (x) reimbursement for reasonable business expenses incurred prior to the date of the Executive's death, subject, however to the provisions of Section 4.1, and (y) payment of compensation for unused vacation days that have accumulated during the calendar year in which such termination occurs).

    5.4 Termination Without Cause. At any time the Company shall have the right to terminate the Executive's employment hereunder by written notice to the Executive. Upon any termination pursuant to this Section 5.4 (that is not a termination under any of Sections 5.1, 5.2, 5.3, 5.5 or 5.6(a)), the Company shall (i) pay to the Executive any unpaid Base Salary through the effective date of termination specified in such notice, (ii) pay to the Executive the Incentive Compensation, if any, and Signing Loan Bonus, not yet paid to the Executive for any year prior to such termination, at such time as the Incentive Compensation and Signing Loan Bonus otherwise would have been payable to the Executive, (iii) continue to pay the Executive's Base Salary through the Expiration Date, in the manner and at such time as the Base Salary otherwise would have been payable to the Executive, (iv) continue to pay the Executive Incentive Compensation and continue to provide the Executive with the benefits he was receiving under Sections 4.2, 4.4 and 4.6 hereof, through the Expiration Date, in the manner and at such times as the compensation or benefits otherwise would have been payable or provided to the Executive, (v) pay to the Executive as a single lump sum payment, within 30 days of the termination of his employment hereunder, a lump sum benefit equal to the value of the portion of his benefits under any savings, pension, profit sharing or deferred compensation plans that are forfeited under such plans by reason of the termination of his employment hereunder, and (vi) pay the Final Signing Loan Bonus pursuant to Section 3.2(c) hereof. In the event that the termination of Executive's employment hereunder shall occur on or before December 31, 1996, then the Incentive Compensation and benefits payable under clause (iv) of this Section 5.4 shall be equal to the amounts that would have been paid or provided to the Executive for the year ended December 31, 1996. In the event that termination of Executive's employment hereunder shall occur after December 31, 1996, then the Incentive Compensation, Signing Loan Bonuses and other benefits payable under clause (iv) of this Section 5.4 shall be equal to the amounts of such compensation and benefits payable or provided to the Executive for the calendar year immediately preceding the termination of Executive's employment hereunder. In the event that the Company is unable to provide the Executive with a continuation of any savings, pension, profit-sharing or deferred compensation plans required hereunder by reason of the termination of the Executive's employment pursuant to this Section 5.4, then the Company shall pay the Executive cash equal to the value of the benefit that otherwise would have accrued for the Executive's benefit under the plan, for the period during which such benefits could not be provided under the plans, said cash payments to be made within 45 days after the end of the year for which such contributions would have been made or would have accrued. The Company's good faith determination of the amount that would have been contributed or the value of any benefits that would have accrued under any plan shall be binding and conclusive on the Executive. Further, the Executive shall continue to vest in the Executive's Stock Options through the Expiration Date in the same manner and to the same extent as if his employment hereunder terminated on the Expiration Date. The Company shall have no further liability hereunder (other than for (x) reimbursement for reasonable business expenses incurred prior to the date of termination, subject, however, to the provisions of
Section 4.1, (y) payment of compensation for unused vacation days that have accumulated during the calendar year in which such termination occurs, and (z) any amounts payable to the Executive pursuant to Section 5.6 hereof by reason of Section 5.6(c)).

    5.5 Resignation by Executive. The Executive shall at all times have the right, upon ninety (90) days written notice to the Company, to terminate the Executive's employment hereunder. Upon any termination pursuant to this Section 5.5, the Company shall (i) pay to the Executive any unpaid Base Salary through the effective date of termination specified in such notice and (ii) pay to the Executive the Incentive Compensation, if any, and Signing Loan Bonus not yet paid to the Executive for any year prior to such termination, at such time as the Incentive Compensation and Signing Loan Bonus otherwise would have been payable to the Executive.
The Company shall have no further liability hereunder (other than for (x) reimbursement for reasonable business expenses incurred prior to the date of termination, subject, however, to the provisions of Section 4.1, (y) payment of compensation for unused vacation days that have accumulated during the calendar year in which such termination occurs, and (z) any amounts payable to the Executive pursuant to Section 5.6 hereof by reason of Section 5.6(c)).

    5.6  Change in Control of the Company.

         (a) In the event that (x) a Change in Control (as defined in paragraph (b) of this Section 5.6) in the Company shall occur during the Initial Term, and (y) within one year after the date of the Change in Control, the Executive is (i) assigned any position, duties or responsibilities that are significantly diminished or changed when compared with the position, duties or responsibilities of the Executive prior to such Change in Control, (ii) forced to relocate to another location more than 25 miles from his location prior to the Change in Control, or (iii) no longer provided coverage under benefit programs in existence prior to the Change in Control (unless a comparable substitute is offered); then the Executive, by written notice to the Company at any time within the thirty (30) day period following the occurrence of an event described in clauses (i) through (iii) of this Section 5.6(a), shall have the right to terminate his employment hereunder. Upon the voluntary termination by the Executive pursuant to this Section 5.6(a), or the involuntary termination of the Executive by the Company within one year after the date of a Change in Control, the Company shall (v) pay to the Executive any unpaid Base Salary through the effective date of termination, (w) pay to the Executive the Incentive Compensation, if any, not yet paid to the Executive for any year prior to such termination, at such time as the Incentive Compensation otherwise would have been payable to the Executive, (x) pay to the Executive (within 45 days after the end of the calendar quarter in which such termination occurs) a prorata portion (based upon the period ending on the date of termination of the Executive's employment hereunder) of the Incentive Compensation, if any, for the year in which such termination occurs, as calculated pursuant to the terms of Section 3.3 hereof and the Incentive Compensation Plan; provided that the Company's goals under the Incentive Compensation Plan for each period used in the calculation of the Executive's Incentive Compensation, shall be based on (1) the portion of the year through the end of the calendar quarter in which such termination occurs, and (2) unaudited financial information prepared in accordance with generally accepted accounting principles, applied consistently with prior periods, as approved and reviewed by the Board, (y) pay the Final Signing Loan Bonus pursuant to Section 3.2(c) hereof, and (z) pay to the Executive as a single lump sum payment, within 45 days of the termination of his employment hereunder, a lump sum payment equal to the sum of (a) the product of (i) an amount which shall not be less than one, equal to the number of days between the date of the Executive's termination of employment with the Company and the Expiration Date, divided by 365 days, and (ii) his annual Base Salary, Incentive Compensation, and the value of the annual fringe benefits required to be provided to the Executive under Sections
4.2 and 4.4 hereof, for the year immediately preceding the year in which his employment terminates, plus (b) the value of the portion of his benefits under any savings, pension, profit sharing or deferred compensation plans that are forfeited under those plans by reason of the termination of his employment hereunder. Further, upon the Change in Control, the Executive's Stock Options shall immediately vest. The Company shall have no further liability hereunder (other than for (1) reimbursement for reasonable business expenses incurred prior to the date of termination, subject, however, to the provisions of Section 4.1, and (2) payment of compensation for unused vacation days that have accumulated during the calendar year in which such termination occurs).

         (b) For purposes of this Agreement, a "Change in Control" shall be deemed to have occurred if:

              (i) an event which would be required to be reported in response to Item (a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act") occurs and the transaction required to be reported is consummated;

              (ii) an event occurs which results in a change in control of the Company or Capital Bancorp within the meaning of the Federal Change in Bank Control Act and/or applicable sections of the Florida Banking Code and/or the rules and regulations promulgated by the Board of Governors of the Federal Reserve System or the Florida Department of Banking as in effect on the date hereof;

              (iii) individuals who constitute the Board of Directors of each of the Company or Capital Bancorp on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by a majority of the Incumbent Board, shall be, for purposes of this clause (iii), considered as though he or she were a member of the Incumbent Board;

              (iv) Capital Bancorp ceases to own at least 80% of the voting stock of the Company;

              (v) there occurs any transaction (which shall include a series of transactions occurring within 60 days or occurring pursuant to a plan) that has the result that shareholders of Capital Bancorp immediately before such transaction cease to own at least 51% of the voting stock of Capital Bancorp or of any entity that results from the participation of Capital Bancorp in a reorganization, consolidation, merger, liquidation or other form of corporate transaction;

              (vi) any person or group of persons (other than those persons who own or control as a group not less than 40% of the outstanding stock of the Company on the date of this Agreement (the "Present Control Group")) acting in concert acquire in excess of both (a) 25% of the outstanding voting stock of Capital Bancorp, and (b) the number of shares of Capital Bancorp with respect to which the Present Control Group, in the aggregate, have voting rights to after such acquisition;

              (vii) Capital Bancorp or the Company liquidate or dissolve; or

              (viii) the Company or Capital Bancorp sells, leases, exchanges or otherwise disposes of all or substantially all of its property or assets.

         (c)  In the event that:

              (i) the Company enters into a letter of intent or a definitive agreement for the Company to enter into a transaction that would constitute a Change in Control (the letter of intent or definitive agreement being hereinafter referred to as a "Change in Control Agreement"), and discussions relating to the transaction reflected in the Change in Control Agreement had commenced while the Executive was employed by the Company;

              (ii)  the Change in Control Agreement is entered into
(a) while the Executive is employed by the Company prior to the Expiration Date, (b) within 90 days after the Company's termination of the Executive's employment without Cause, or (c) within 90 days after the Expiration Date if the Executive was employed by the Company on the Expiration Date;

              (iii) the transaction contemplated by the Change in Control Agreement is effectuated and results in a Change in Control; and

              (iv) within the period that begins on the date on which the Change in Control Agreement is executed by the Company and ends one year after the date of the Change in Control, either
(a) the Executive voluntarily terminates his employment hereunder after one of the events described in clause (i), (ii) or (iii) of paragraph (a) of this Section 5.6 occurs, or (b) the Executive's employment with the Company is involuntarily terminated by the Company;

then the Company shall pay to the Executive the amounts provided in paragraph 5.6(a), reduced by any amounts paid by the Company to the Executive under Section 5.4 or 5.5 hereof, and the Executive's rights to receive any additional amounts under Section 5.4 or 5.5 shall cease.

    5.7  Certain Additional Payments by the Company.

         (a) Anything in this Agreement to the contrary notwithstanding, in the event it shall be determined that any payment, distribution or other action by the Company to or for the benefit of the Executive (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise, but determined without regard to any additional payments required under this Section 5.7) (a "Payment") would be subject to an excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code"), or any interest or penalties are incurred by the Executive with respect to any such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), the Company or Bancorp shall make a payment to the Executive (a "Gross-Up Payment") in an amount equal to the Excise Tax imposed upon the Payments.

         (b) Subject to the provisions of Section 5.7(c), all determinations required to be made under this Section 5.7, including whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determination, shall be made by Deloitte Touche LLP (the "Accounting Firm") which shall provide detailed supporting calculations both to the Company and the Executive within 15 business days of the receipt of notice from the Executive that there has been a Payment, or such earlier time as is requested by the Company. In the event that the Accounting Firm is serving as accountant or auditor for the individual, entity or group effecting the Change of Control, the Executive shall appoint another nationally recognized accounting firm to make the determinations required hereunder (which accounting firm shall then be referred to as the Accounting Firm hereunder). All fees and expenses of the Accounting Firm shall be borne solely by the Company. Any Gross-Up Payment, as determined pursuant to this Section 5.7, shall be paid by the Company to the Executive within five days of the receipt of the Accounting Firm's determination. If the Accounting Firm determines that no Excise Tax is payable by the Executive, it shall furnish the Executive with a written opinion that failure to report the Excise Tax on the Executive's applicable federal income tax return would not result in the imposition of a negligence or similar penalty. Any determination by the Accounting Firm shall be binding upon the Company and the Executive. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Gross-Up Payments which will not have been made by the Company should have been made ("Underpayment"), consistent with the calculations required to be made hereunder. In the event that the Company exhausts its remedies pursuant to Section 5.7(c) and the Executive thereafter is required to make a payment of any Excise Tax, the Accounting Firm shall determine the amount of the Underpayment that has occurred and any such Underpayment shall be promptly paid by the Company to or for the benefit of the Executive.

         (c) The Executive shall notify the Company in writing of any claim by the Internal Revenue Service that, if successful, would require the payment by the Company of the Gross-Up Payment. Such notification shall be given as soon as practicable but no later than ten business days after the Executive is informed in writing of such claim and shall apprise the Company of the nature of such claim and the date on which such claim is requested to be paid. The Executive shall not pay such claim prior to the expiration of the 30-day period following the date on which it gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company notifies the Executive in writing prior to the expiration of such period that it desires to contest such claim, the Executive shall:

              (i) give the Company any information reasonably requested by the Company relating to such claim,

              (ii) take such action in connection with contesting such claim as the Company shall reasonably request in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company,

              (iii) cooperate with the Company in good faith in order effectively to contest such claim, and

              (iv) permit the Company to participate in any proceedings relating to such claim;

provided, however, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such contest and shall indemnify and hold the Executive harmless, on an after-tax basis, for any Excise Tax or income tax (including interest and penalties with respect thereto) imposed as a result of such representation and payment of costs and expenses. Without limitation on the foregoing provisions of this Section 5.7(c), the Company shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forego any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct the Executive to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and the Executive agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; provided, however, that if the Company directs the Executive to pay such claim and sue for a refund, the Company shall advance the amount of such payment to the Executive, on an interest-free basis and shall indemnify and hold the Executive harmless, on an after-tax basis, from any Excise Tax or income tax (including interest or penalties with respect thereto) imposed with respect to such advance or with respect to any imputed income with respect to such advance; and further provided that any extension of the statute of limitations relating to payment of taxes for the taxable year of the Executive with respect to which such contested amount is claimed to be due is limited solely to such contested amount. Furthermore, the Company's control of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and the Executive shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority.

         (d) If, after the receipt by the Executive of an amount advanced by the Company pursuant to Section 5.7(c), the Executive becomes entitled to receive any refund with respect to such claim, the Executive shall (subject to the Company's complying with the requirements of Section 5.7(c)) promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If, after the receipt by the Executive of an amount advanced by the Company pursuant to
Section 5.7(c), a determination is made that the Executive shall not be entitled to any refund with respect to such claim and the Company does not notify the Executive in writing of its intent to contest such denial of refund prior to the expiration of 30 days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid.

    5.8 Survival. The provisions of this Article 5 shall survive the termination of this Agreement, as applicable.

6.  Restrictive Covenants.

    6.1 Non-competition. For the period through the Expiration Date and at all times while the Executive is employed by the Company; the Executive shall not, directly or indirectly, engage in or have any interest in any sole proprietorship, partnership, corporation or business or any other person or entity (whether as an employee, officer, director, partner, agent, security holder, creditor, consultant or otherwise) that directly or indirectly (or through any affiliated entity) engages in competition with the Company in any domestic or foreign market (for this purpose, any financial institution with offices in any city or county in which the Company has an office will be deemed to be in competition with the Company); provided that such provision shall not apply to the Executive's ownership of Common Stock of Bancorp or the acquisition by the Executive, solely as an investment, of securities of any issuer that is registered under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended, and that are listed or admitted for trading on any United States national securities exchange or that are quoted on the National Association of Securities Dealers Automated Quotations System, or any similar system or automated dissemination of quotations of securities prices in common use, so long as the Executive is not a member of any control group (within the meaning of the rules and regulations of the Securities and Exchange Commission) of any such issuer.

    6.2 Nondisclosure. The Executive shall not divulge, communicate, use to the detriment of the Company or for the benefit of any other person or persons, or misuse in any way, any confidential information pertaining to the business of the Company. Any confidential information or data now or hereafter acquired by the Executive with respect to the business of the Company (which shall include, but not be limited to, information concerning the Company's financial condition, prospects, customers, sources of leads and methods of doing business) shall be deemed a valuable, special and unique asset of the Company that is received by the Executive in confidence and as a fiduciary, and Executive shall remain a fiduciary to the Company with respect to all of such information.

    6.3 Nonsolicitation of Employees and Clients. For the period ending on the earlier of (i) termination of Executive's employment with the Company pursuant to Section 5.6 hereof following a Change in Control, and (ii) two years following the Expiration Date (except that, the period shall be six months after the Expiration Date if (1) the Executive is employed by the Company on the Expiration Date, and (2) the Company has not offered, at or prior to the Expiration Date, to employ the Executive after the Expiration Date on terms that provide for payment of (x) a base salary equal to or greater than the Base Salary (adjusted for cost-of-living increases) being paid to the Executive on the Expiration Date, and (y) incentive compensation on terms equal to or greater than the Incentive Compensation terms in effect as of the Expiration Date); the Executive shall not, directly or indirectly, for himself or for any other person, firm, corporation, partnership, association or other entity (a) employ or attempt to employ or enter into any contractual arrangement with any employee or former employee of the Company, unless such employee or former employee has not been employed by the Company for a period in excess of six months, and/or (b) call on or solicit any of the actual or targeted prospective clients of the Company on behalf of any person or entity in connection with any business competitive with the business of the Company, nor shall the Executive make known the names and addresses of such clients or any information relating in any manner to the Company's trade or business relationships with such customers, other than in connection with the performance of Executive's duties under this Agreement.

    6.4 Books and Records. All books, records, and accounts relating in any manner to the customers or clients of the Company, whether prepared by the Executive or otherwise coming into the Executive's possession, shall be the exclusive property of the Company and shall be returned immediately to the Company on termination of the Executive's employment hereunder or on the Company's request at any time.

    6.5  Definition of Company.  Solely for purposes of this
Section 6, the term "Company" also shall include any future subsidiaries of the Company that are operating during the time periods described herein and any other entities that directly or indirectly, through one or more intermediaries, control, are controlled by or are under common control with the Company during the periods described herein.

    6.6 Acknowledgment by Executive. The Executive acknowledges and confirms that the length of the term of the provisions of this
Section 6 and the geographical restrictions contained in Section
6.1 are fair and reasonable and not the result of overreaching, duress or coercion of any kind. The Executive further acknowledges and confirms that his full, uninhibited and faithful observance of each of the covenants contained in this Section 6 will not cause him any undue hardship, financial or otherwise, and that enforcement of each of the covenants contained herein will not impair his ability to obtain employment commensurate with his abilities and on terms fully acceptable to him or otherwise to obtain income required for the comfortable support of him and his family and the satisfaction of the needs of his creditors. The Executive acknowledges and confirms that his special knowledge of the business of the Company is such as would cause the Company serious injury or loss if he were to use such ability and knowledge to the benefit of a competitor or were to compete with the Company in violation of the terms of this Section 6.

    6.7 Survival. The provisions of this Section 6 shall survive the termination of this Agreement, as applicable.

7. Injunction. It is recognized and hereby acknowledged by the parties hereto that a breach by the Executive of any of the covenants contained in Section 6 of this Agreement will cause irreparable harm and damage to the Company, the monetary amount of which may be virtually impossible to ascertain. As a result, the Executive recognizes and hereby acknowledges that the Company shall be entitled to an injunction from any court of competent juris-diction enjoining and restraining any violation of any or all of the covenants contained in Section 6 of this Agreement by the Executive or any of his affiliates, associates, partners or agents, either directly or indirectly, and that such right to injunction shall be cumulative and in addition to whatever other remedies the Company may possess.

8. Assignment. Neither party shall have the right to assign or delegate his rights or obligations hereunder, or any portion thereof, to any other person.

9. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida.

10. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and, upon its effectiveness, shall supersede all prior agreements, understandings and arrangements, both oral and written, between the Executive and the Company (or any of its affiliates) with respect to such subject matter. This Agreement may not be modified in any way unless by a written instrument signed by both the Company and the Executive.

11. Notices: Any notice required or permitted to be given hereunder shall be deemed given when delivered by hand or when deposited in the United States mail, by registered or certified mail, return receipt requested, postage prepaid, (i) if to the Company, addressed to Capital Bank, 1221 Brickell Avenue, Miami, Florida 33133, Attention: President, and (ii) if to the Executive, to his address as reflected on the payroll records of the Company, or to such other address as either party hereto may from time to time give notice of to the other.

12. Benefits; Binding Effect. This Agreement shall be for the benefit of and binding upon the parties hereto and their respective heirs, personal representatives, legal representatives, successors and, where applicable, assigns, including, without limitation, any successor to the Company, whether by merger, consolidation, sale of stock, sale of assets or otherwise.

13. Severability. The invalidity of any one or more of the words, phrases, sentences, clauses or sections contained in this Agreement shall not affect the enforceability of the remaining portions of this Agreement or any part thereof, all of which are inserted conditionally on their being valid in law, and, in the event that any one or more of the words, phrases, sentences, clauses or sections contained in this Agreement shall be declared invalid, this Agreement shall be construed as if such invalid word or words, phrase or phrases, sentence or sentences, clause or clauses, or section or sections had not been inserted. If such invalidity is caused by length of time or size of area, or both, the otherwise invalid provision will be considered to be reduced to a period or area which would cure such invalidity.

14. Waivers. The waiver by either party hereto of a breach or violation of any term or provision of this Agreement shall not operate nor be construed as a waiver of any subsequent breach or violation.

15. Damages. Nothing contained herein shall be construed to prevent the Company or the Executive from seeking and recovering from the other damages sustained by either or both of them as a result of its or his breach of any term or provision of this Agreement. In the event that either party hereto brings suit for the collection of any damages resulting from, or the injunction of any action constituting, a breach of any of the terms or provisions of this Agreement, then the party found to be at fault shall pay all reasonable court costs and attorneys' fees of the other.

16. Section Headings. The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

17. No Third Party Beneficiary. Nothing expressed or implied in this Agreement is intended, or shall be construed, to confer upon or give any person other than the Company, the parties hereto and their respective heirs, personal representatives, legal representatives, successors and assigns, any rights or remedies under or by reason of this Agreement.

18.  Indemnification.

     (a) Subject to limitations imposed by law, the Company shall indemnify and hold harmless the Executive to the fullest extent permitted by law from and against any and all claims, damages, expenses (including attorneys' fees), judgments, penalties, fines, settlements, and all other liabilities incurred or paid by him in connection with the investigation, defense, prosecution, settlement or appeal of any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investiga-tive and to which the Executive was or is a party or is threatened to be made a party by reason of the fact that the Executive is or was an officer, employee or agent of the Company, or by reason of anything done or not done by the Executive in any such capacity or capacities, provided that the Executive acted in good faith, in a manner that was not grossly negligent or constituted wilful misconduct and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The Company also shall pay any and all expenses (including attorney's fees) incurred by the Executive as a result of the Executive being called as a witness in connection with any matter involving the Company and/or any of its officers or directors. The Company shall advance.

     (b) The Company shall pay any expenses (including attorneys' fees), judgments, penalties, fines, settlements, and other liabilities incurred by the Executive in investigating, defending, settling or appealing any action, suit or proceeding described in this Section 18 in advance of the final disposition of such action, suit or proceeding. The Company shall promptly pay the amount of such expenses to the Executive, but in no event later than 10 days following the Executive's delivery to the Company of a written request for an advance pursuant to this Section 18, together with a reasonable accounting of such expenses.

     (c) The Executive hereby undertakes and agrees to repay to the Company any advances made pursuant to this Section 18 if and to the extent that it shall ultimately be found that the Executive is not entitled to be indemnified by the Company for such amounts.

     (d)  The Company shall make the advances contemplated by this
Section 18 regardless of the Executive's financial ability to make repayment, and regardless whether indemnification of the Indemnitee by the Company will ultimately be required. Any advances and undertakings to repay pursuant to this Section 18 shall be unsecured and interest-free.

     (e) The provisions of this Section 18 shall survive the termination of this Agreement.

19. Regulatory Limitations. Notwithstanding anything else contained herein, no payment shall be made hereunder that constitutes a golden parachute payment or prohibited indemnification payment in violation of 12 CFR Part 359.

20. Waiver of Jury Trial. The undersigned expressly (i) waive any right to a trial by jury of any claim, demand, action or cause of action arising out of this Agreement or in any way related or incidental to the performance of the parties' obligations hereunder, and (ii) agree that the Company or the Executive may file an original counterpart or copy of this Section 20 with any court as written evidence of the consent to the waiver of the right to trial by jury.

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

                                       COMPANY:

                                       CAPITAL BANK


                                       By:  /s/ DANIEL M. HOLTZ
                                       ------------------------
                                       Chief Executive Officer


                                       EXECUTIVE:

                                           /s/ THOMAS J. FLOOD
                                      -------------------------
                                      THOMAS J. FLOOD
                              Exhibit 10.4

                          EMPLOYMENT AGREEMENT


This Employment Agreement ("Agreement") is made and entered into on this 1st day of June, 1996 as of January 1, 1996 by and between CAPITAL BANK, a Florida corporation (the "Company"), and TIMOTHY E. KISH (hereinafter called the "Executive").


                             R E C I T A L S

A. The Executive is currently employed as the General Counsel of the Company.

B. The Executive possesses intimate knowledge of the business and affairs of the Company, its policies, methods and personnel.

C. The Board of Directors of the Company (the "Board") recognizes that the Executive has contributed to the growth and success of the Company, and desires to assure the Company of the Executive's continued employment and to compensate him therefor.

D. The Board has determined that this Agreement will reinforce and encourage the Executive's continued attention and dedication to the Company.

E. The Executive is willing to make his services available to the Company and on the terms and conditions hereinafter set forth.


                             AGREEMENT

NOW, THEREFORE, in consideration of the premises and mutual covenants set forth herein, the parties agree as follows:

1.  Employment.

    1.1 Employment and Term. The Company hereby agrees to employ the Executive and the Executive hereby agrees to serve the Company on the terms and conditions set forth herein.

    1.2 Duties of Executive. During the term of this Agreement, the Executive shall serve as the General Counsel of the Company, shall diligently perform all services as may be assigned to him by the Board or the Chief Executive Officer of the Company (provided that, such services shall not materially differ from the services currently provided by the Executive), and shall exercise such power and authority as may from time to time be delegated to him by the Board or the Chief Executive Officer of the Company. The Executive shall devote his full time and attention to the business and affairs of the Company, render such services to the best of his ability, and use his best efforts to promote the interests of the Company; provided, however that nothing in this Agreement shall preclude the Executive from providing services to, and receiving compensation from, Capital Bancorp., the parent company of the Company, or any direct or indirect subsidiary of Capital Bancorp.

2.  Term.

    2.1 Initial Term. The initial term of this Agreement, and the employment of the Executive hereunder, shall commence on January 1, 1996 (the "Commencement Date") and shall expire on May 31, 1998 (the "Expiration Date"), unless sooner terminated in accordance with the terms and conditions hereof (the "Initial Term").

    2.2 Renewal Terms. The Initial Term of this Agreement, and the employment of the Executive hereunder, may be renewed and/or extended for such period or periods as may be mutually agreed to by the Company and the Executive in a written supplement to this Agreement signed by the Executive and the Company ("Written Supplement"). If this Agreement is not so renewed and/or extended prior to the expiration of the Initial Term, this Agreement, and the employment of the Executive hereunder, shall automatically terminate on the Expiration Date.

3.  Compensation.

    3.1 Base Salary. The Executive shall receive a base salary at the annual rate of $156,380 (the "Base Salary") during the term of this Agreement, with such Base Salary payable in installments consistent with the Company's normal payroll schedule, subject to applicable withholding and other taxes. The Base Salary also shall be reviewed, at least annually, for merit increases and may, by action and in the discretion of the Board, be increased at any time or from time to time. If the term of this Agreement shall be renewed and/or extended as provided in Section 2.2 hereof, then during such renewal term of his employment hereunder, the Executive shall be paid a base salary as set forth in the Written Supplement.

    3.2  Signing Loan and Bonuses.

         (a) Upon execution of this Agreement, Capital Bancorp ("Bancorp") shall loan $50,000 to the Executive (the "Signing Loan"). The Signing Loan shall bear interest at the "mid-term applicable federal rate" as such term is defined in Section 1274(d) of the Internal Revenue Code, with principal and interest being payable in five (5) equal annual installments. The Signing Loan shall be evidenced by and payable in accordance with a promissory note in the form attached hereto as Exhibit "A" and made a part hereof.

         (b) On June 1, 1997, and on June 1 of each of the succeeding four (4) years during the term of this Agreement, the Company shall pay an annual bonus (the "Signing Loan Bonus") to the Executive equal to the quotient obtained by dividing (i) the payment due on that date under the Signing Loan, by (ii) 100% minus the highest marginal federal income tax rate applicable to compensation paid by the Company to the Executive for the year (excluding any other income or expenses of the Executive). The portion of the Signing Loan Bonuses that is equal to the payment due under the Signing Loan shall be paid directly to Bancorp on behalf of the Executive at such time as the payment is due under the Signing Loan. The remaining portion of the Signing Loan Bonus, less applicable withholding taxes on the entire Signing Loan Bonus, shall be paid to the Executive.

         (c) In the event that the Executive's employment with the Company terminates by reason of the Executive's death or disability as described under Section 5.2 hereof, is terminated by the Company without Cause under Section 5.4 hereof, is terminated under Section
5.6 hereof after a Change in Control, or terminates at any time after the Expiration Date if the Company has not offered the Executive to renew the term of this Agreement for a period of three
(3) years beyond the Expiration Date on terms substantially the same as those in effect during the Initial Term, then the Company shall pay to the Executive, within 45 days of such termination, a bonus (the "Final Signing Loan Bonus") equal to the quotient obtained by dividing (i) the amount necessary to repay in full the outstanding principal and accrued interest on the Signing Loan, by
(ii) 100% minus the highest marginal federal income tax rate applicable to compensation paid by the Company to the Executive for the immediately preceding year (excluding any other income or expenses of the Executive). The portion of the Final Signing Loan Bonus that is equal to the outstanding principal and accrued interest on the Signing Loan shall be paid directly to Bancorp, on behalf of the Executive. The remaining portion of the Final Signing Loan Bonus, less applicable withholding taxes, shall be paid to the Executive (or the Executive's estate in the case of the Executive's death).

    3.3 Incentive Compensation.The Executive shall be entitled to receive incentive compensation ("Incentive Compensation") during each year of the Initial Term of this Agreement equal to the amount of incentive compensation for such year determined pursuant to the Incentive Bonus Plan attached hereto as Exhibit "B" and made a part hereof, as amended from time to time (the "Incentive Compensation Plan"). In the event that this Agreement terminates on the Expiration Date by reason of the expiration of the term of this Agreement, then the Company shall pay the Executive Incentive Compensation for the period from January 1, 1998 through May 31, 1998, equal to five-twelfths of the Incentive Compensation, if any, for calendar year 1998; provided, however, that the Company's goals under the Incentive Compensation Plan for calendar year 1998 shall be based on (1) the period from January 1, 1998 through May 31, 1998, and (2) unaudited financial information prepared in accordance with generally accepted accounting principles, applied consistently with prior periods, as approved and reviewed by the Board.

    3.4 Section 162(m) Limits. Notwithstanding any other provision of this Agreement to the contrary, if and to the extent that any remuneration payable by the Company to the Executive for any year would exceed the maximum amount of remuneration that the Company may deduct for that year under Section 162(m) ("Section 162(m)") of the Internal Revenue Code of 1986, as amended (the "Code"), payment of the portion of the remuneration for that year that would not be so deductible under Section 162(m) shall, in the sole discretion of the Board, be deferred and become payable at such time or times as the Board determines that it first would be deductible by the Company under Section 162(m), with interest at the "short-term applicable federal rate" as such term is defined in
Section 1274(d) of the Code.  The limitation set forth under this
Section 3.4 shall not apply with respect to any amounts payable to the Executive pursuant to Section 5.6 hereof.

4.  Expense Reimbursement and Other Benefits.

    4.1 Reimbursement of Expenses. During the term of Executive's employment hereunder, the Company, upon the submission of proper substantiation by the Executive, shall reimburse the Executive for all reasonable expenses actually paid or incurred by the Executive in the course of and pursuant to the business of the Company. The Executive shall account to the Company in writing for all expenses for which reimbursement is sought and shall supply to the Company copies of all relevant invoices, receipts or other evidence reasonably requested by the Company.

    4.2 Compensation/Benefit Programs. During the term of this Agreement, the Executive shall be entitled to participate in all medical, dental, hospitalization, accidental death and dismemberment, disability, travel and life insurance plans, and any and all other plans as are presently and hereinafter offered by the Company to its executives, including savings, pension, profit-sharing and deferred compensation plans.

    4.3  Working Facilities.  The Company shall furnish the
Executive with an office, secretarial help and such other facilities and services suitable to his position and adequate for the performance of his duties hereunder.

    4.4 Automobile. The Company shall continue to provide the Executive an automobile comparable to the existing automobile provided to Executive, together with reimbursement of the operating expenses thereof.

    4.5 Stock Options. During the term of this Agreement, the Executive shall be eligible to be granted options to purchase common stock (the "Common Stock") of Bancorp under (and therefore subject to all terms and conditions of) the Capital Bancorp Stock Option Plan as amended, and any successor plan thereto (the "Stock Option Plan") and all rules of regulation of the Securities and Exchange Commission applicable to stock option plans then in effect. The number of options and terms and conditions of options shall be determined by the Stock Option Committee of Bancorp in its discretion and pursuant to the Stock Option Plan.

    4.6 Other Benefits. The Executive shall be entitled to four weeks of vacation every year. The Executive shall receive such additional benefits, if any, as the Chief Executive Officer of the Company shall from time to time determine.

5.  Termination.

    5.1 Termination for Cause. The Company shall at all times have the right, upon written notice to the Executive, to terminate the Executive's employment hereunder, for cause. For purposes of this Agreement, the term "cause" shall mean (i) an action or omission of the Executive which constitutes a willful and material breach of this Agreement which is not cured within fifteen (15) days after receipt by the Executive of written notice of same, (ii) fraud, embezzlement, misappropriation of funds or breach of trust,
(iii) conviction of any crime which involves dishonesty or a breach of trust, (iv) gross negligence in connection with the performance of the Executive's duties hereunder, (v) material and willful or knowing failure or refusal (other than as a result of a disability) by the Executive to perform his duties hereunder, or (vi) the formal written request addressed to the Board of Directors of the Company by any regulatory agency that regulates Capital Bank or Capital Bancorp that the Executive be removed from his duties hereunder and setting forth the basis for such request. Any termination for cause shall be made in writing to the Executive, which notice shall set forth in detail all acts or omissions upon which the Company is relying for such termination. The Executive shall have the right to address the Company's Board regarding the acts set forth in the notice of termination. Upon any termination pursuant to this Section 5.1, the Executive shall be entitled to be paid his Base Salary to the date of termination and the Company shall have no further liability hereunder (other than for (x) reimbursement for reasonable business expenses incurred prior to the date of termination, subject, however, to the provisions of
Section 4.1, and (y) payment of compensation for unused vacation days that have accumulated during the calendar year in which such termination occurs).

    5.2 Disability. The Company shall at all times have the right, upon written notice to the Executive, to terminate the Executive's employment hereunder, if the Executive shall, as the result of mental or physical incapacity, illness or disability, become unable to perform his obligations hereunder for a period of 90 consecutive days. Upon any termination pursuant to this Section 5.2, the Company shall (i) pay to the Executive any unpaid Base Salary through the effective date of termination specified in such notice, (ii) pay to the Executive the Incentive Compensation, if any, and Signing Loan Bonus not yet paid to the Executive for any year prior to such termination, at such times as the Incentive Compensation and Signing Loan Bonus otherwise would have been payable to the Executive, (iii) pay to the Executive a severance payment equal to three (3) months of the Executive's Base Salary at the time of such disability, (iv) pay to the Executive (within 45 days after the end of the calendar quarter in which such termination occurs) a prorata portion (based upon the period ending on the date of termination of the Executive's employment hereunder) of the Incentive Compensation, if any, for the year in which such termination occurs, as calculated pursuant to the terms of Section
3.3 hereof and the Incentive Compensation Plan; provided that the goals under the Incentive Compensation Plan for each period used in the calculation of the Executive's Incentive Compensation, shall be based on (1) the portion of the year through the end of the calendar quarter in which such termination occurs and (2) unaudited financial information prepared in accordance with generally accepted accounting principles, applied consistently with prior periods, as approved and reviewed by the Board, and (v) pay the Final Signing Loan Bonus pursuant to Section 3.2(c) hereof. The Company shall have no further liability hereunder (other than for (x) reimbursement for reasonable business expenses incurred prior to the date of termination, subject, however to the provisions of
Section 4.1, and (y) payment of compensation for unused vacation days that have accumulated during the calendar year in which such termination occurs).

    5.3 Death. In the event of the death of the Executive during the term of his employment hereunder, the Company shall (i) pay to the estate of the deceased Executive any unpaid Base Salary through the Executive's date of death, (ii) pay to the estate of the deceased Executive the Incentive Compensation, if any, and Signing Loan Bonus not yet paid to the Executive for any year prior to the date of death, at such time as the Incentive Compensation and Signing Loan Bonus otherwise would have been payable to the Executive, (iii) pay to the estate of the deceased Executive (within 45 days after the end of the calendar quarter in which his death occurs) a prorata portion (based upon the period ending on the date of death) of the Incentive Compensation, if any, for the year in which his death occurs, as calculated pursuant to the terms of Section 3.3 and the Incentive Compensation Plan; provided that, the goals under the Incentive Compensation Plan for each period used in the calculation of the Executive's Incentive Compensation shall be based on (1) the portion of the year through the end of the calendar quarter in which the Executive's death occurs, and (2) unaudited financial information prepared in accordance with generally accepted accounting principles, applied consistently with prior periods, as approved and reviewed by the Board, and (iv) pay the Final Signing Loan Bonus pursuant to Section 3.2(c) hereof.
The Company shall have no further liability hereunder (other than for (x) reimbursement for reasonable business expenses incurred prior to the date of the Executive's death, subject, however to the provisions of Section 4.1, and (y) payment of compensation for unused vacation days that have accumulated during the calendar year in which such termination occurs).

    5.4 Termination Without Cause. At any time the Company shall have the right to terminate the Executive's employment hereunder by written notice to the Executive. Upon any termination pursuant to this Section 5.4 (that is not a termination under any of Sections 5.1, 5.2, 5.3, 5.5 or 5.6(a)), the Company shall (i) pay to the Executive any unpaid Base Salary through the effective date of termination specified in such notice, (ii) pay to the Executive the Incentive Compensation, if any, and Signing Loan Bonus, not yet paid to the Executive for any year prior to such termination, at such time as the Incentive Compensation and Signing Loan Bonus otherwise would have been payable to the Executive, (iii) continue to pay the Executive's Base Salary through the Expiration Date, in the manner and at such time as the Base Salary otherwise would have been payable to the Executive, (iv) continue to pay the Executive Incentive Compensation and continue to provide the Executive with the benefits he was receiving under Sections 4.2, 4.4 and 4.6 hereof, through the Expiration Date, in the manner and at such times as the compensation or benefits otherwise would have been payable or provided to the Executive, (v) pay to the Executive as a single lump sum payment, within 30 days of the termination of his employment hereunder, a lump sum benefit equal to the value of the portion of his benefits under any savings, pension, profit sharing or deferred compensation plans that are forfeited under such plans by reason of the termination of his employment hereunder, and (vi) pay the Final Signing Loan Bonus pursuant to Section 3.2(c) hereof. In the event that the termination of Executive's employment hereunder shall occur on or before December 31, 1996, then the Incentive Compensation and benefits payable under clause (iv) of this Section 5.4 shall be equal to the amounts that would have been paid or provided to the Executive for the year ended December 31, 1996. In the event that termination of Executive's employment hereunder shall occur after December 31, 1996, then the Incentive Compensation, Signing Loan Bonuses and other benefits payable under clause (iv) of this Section 5.4 shall be equal to the amounts of such compensation and benefits payable or provided to the Executive for the calendar year immediately preceding the termination of Executive's employment hereunder. In the event that the Company is unable to provide the Executive with a continuation of any savings, pension, profit-sharing or deferred compensation plans required hereunder by reason of the termination of the Executive's employment pursuant to this Section 5.4, then the Company shall pay the Executive cash equal to the value of the benefit that otherwise would have accrued for the Executive's benefit under the plan, for the period during which such benefits could not be provided under the plans, said cash payments to be made within 45 days after the end of the year for which such contributions would have been made or would have accrued. The Company's good faith determination of the amount that would have been contributed or the value of any benefits that would have accrued under any plan shall be binding and conclusive on the Executive. Further, the Executive shall continue to vest in the Executive's Stock Options through the Expiration Date in the same manner and to the same extent as if his employment hereunder terminated on the Expiration Date. The Company shall have no further liability hereunder (other than for (x) reimbursement for reasonable business expenses incurred prior to the date of termination, subject, however, to the provisions of
Section 4.1, (y) payment of compensation for unused vacation days that have accumulated during the calendar year in which such termination occurs, and (z) any amounts payable to the Executive pursuant to Section 5.6 hereof by reason of Section 5.6(c)).

    5.5 Resignation by Executive. The Executive shall at all times have the right, upon ninety (90) days written notice to the Company, to terminate the Executive's employment hereunder. Upon any termination pursuant to this Section 5.5, the Company shall (i) pay to the Executive any unpaid Base Salary through the effective date of termination specified in such notice and (ii) pay to the Executive the Incentive Compensation, if any, and Signing Loan Bonus not yet paid to the Executive for any year prior to such termination, at such time as the Incentive Compensation and Signing Loan Bonus otherwise would have been payable to the Executive.
The Company shall have no further liability hereunder (other than for (x) reimbursement for reasonable business expenses incurred prior to the date of termination, subject, however, to the provisions of Section 4.1, (y) payment of compensation for unused vacation days that have accumulated during the calendar year in which such termination occurs, and (z) any amounts payable to the Executive pursuant to Section 5.6 hereof by reason of Section 5.6(c)).

    5.6  Change in Control of the Company.

         (a) In the event that (x) a Change in Control (as defined in paragraph (b) of this Section 5.6) in the Company shall occur during the Initial Term, and (y) within one year after the date of the Change in Control, the Executive is (i) assigned any position, duties or responsibilities that are significantly diminished or changed when compared with the position, duties or responsibilities of the Executive prior to such Change in Control, (ii) forced to relocate to another location more than 25 miles from his location prior to the Change in Control, or (iii) no longer provided coverage under benefit programs in existence prior to the Change in Control (unless a comparable substitute is offered); then the Executive, by written notice to the Company at any time within the thirty (30) day period following the occurrence of an event described in clauses (i) through (iii) of this Section 5.6(a), shall have the right to terminate his employment hereunder. Upon the voluntary termination by the Executive pursuant to this Section 5.6(a), or the involuntary termination of the Executive by the Company within one year after the date of a Change in Control, the Company shall (v) pay to the Executive any unpaid Base Salary through the effective date of termination, (w) pay to the Executive the Incentive Compensation, if any, not yet paid to the Executive for any year prior to such termination, at such time as the Incentive Compensation otherwise would have been payable to the Executive, (x) pay to the Executive (within 45 days after the end of the calendar quarter in which such termination occurs) a prorata portion (based upon the period ending on the date of termination of the Executive's employment hereunder) of the Incentive Compensation, if any, for the year in which such termination occurs, as calculated pursuant to the terms of Section 3.3 hereof and the Incentive Compensation Plan; provided that the Company's goals under the Incentive Compensation Plan for each period used in the calculation of the Executive's Incentive Compensation, shall be based on (1) the portion of the year through the end of the calendar quarter in which such termination occurs, and (2) unaudited financial information prepared in accordance with generally accepted accounting principles, applied consistently with prior periods, as approved and reviewed by the Board, (y) pay the Final Signing Loan Bonus pursuant to Section 3.2(c) hereof, and (z) pay to the Executive as a single lump sum payment, within 45 days of the termination of his employment hereunder, a lump sum payment equal to the sum of (a) the product of (i) an amount which shall not be less than one, equal to the number of days between the date of the Executive's termination of employment with the Company and the Expiration Date, divided by 365 days, and (ii) his annual Base Salary, Incentive Compensation, and the value of the annual fringe benefits required to be provided to the Executive under Sections
4.2 and 4.4 hereof, for the year immediately preceding the year in which his employment terminates, plus (b) the value of the portion of his benefits under any savings, pension, profit sharing or deferred compensation plans that are forfeited under those plans by reason of the termination of his employment hereunder. Further, upon the Change in Control, the Executive's Stock Options shall immediately vest. The Company shall have no further liability hereunder (other than for (1) reimbursement for reasonable business expenses incurred prior to the date of termination, subject, however, to the provisions of Section 4.1, and (2) payment of compensation for unused vacation days that have accumulated during the calendar year in which such termination occurs).

         (b) For purposes of this Agreement, a "Change in Control" shall be deemed to have occurred if:

              (i) an event which would be required to be reported in response to Item (a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act") occurs and the transaction required to be reported is consummated;

              (ii) an event occurs which results in a change in control of the Company or Capital Bancorp within the meaning of the Federal Change in Bank Control Act and/or applicable sections of the Florida Banking Code and/or the rules and regulations promulgated by the Board of Governors of the Federal Reserve System or the Florida Department of Banking as in effect on the date hereof;

              (iii) individuals who constitute the Board of Directors of each of the Company or Capital Bancorp on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by a majority of the Incumbent Board, shall be, for purposes of this clause (iii), considered as though he or she were a member of the Incumbent Board;

              (iv) Capital Bancorp ceases to own at least 80% of the voting stock of the Company;

              (v) there occurs any transaction (which shall include a series of transactions occurring within 60 days or occurring pursuant to a plan) that has the result that shareholders of Capital Bancorp immediately before such transaction cease to own at least 51% of the voting stock of Capital Bancorp or of any entity that results from the participation of Capital Bancorp in a reorganization, consolidation, merger, liquidation or other form of corporate transaction;

              (vi) (any person or group of persons (other than those persons who own or control as a group not less than 40% of the outstanding stock of the Company on the date of this Agreement (the "Present Control Group")) acting in concert acquire in excess of both (a) 25% of the outstanding voting stock of Capital Bancorp, and (b) the number of shares of Capital Bancorp with respect to which the Present Control Group, in the aggregate, have voting rights to after such acquisition;

              (vii) Capital Bancorp or the Company liquidate or dissolve; or

              (viii) the Company or Capital Bancorp sells, leases, exchanges or otherwise disposes of all or substantially all of its property or assets.


         (c)  In the event that:

              (i) the Company enters into a letter of intent or a definitive agreement for the Company to enter into a transaction that would constitute a Change in Control (the letter of intent or definitive agreement being hereinafter referred to as a "Change in Control Agreement"), and discussions relating to the transaction reflected in the Change in Control Agreement had commenced while the Executive was employed by the Company;

              (ii)  the Change in Control Agreement is entered into
(a) while the Executive is employed by the Company prior to the Expiration Date, (b) within 90 days after the Company's termination of the Executive's employment without Cause, or (c) within 90 days after the Expiration Date if the Executive was employed by the Company on the Expiration Date;

              (iii) the transaction contemplated by the Change in Control Agreement is effectuated and results in a Change in Control; and

              (iv) within the period that begins on the date on which the Change in Control Agreement is executed by the Company and ends one year after the date of the Change in Control, either
(a) the Executive voluntarily terminates his employment hereunder after one of the events described in clause (i), (ii) or (iii) of paragraph (a) of this Section 5.6 occurs, or (b) the Executive's employment with the Company is involuntarily terminated by the Company;

then the Company shall pay to the Executive the amounts provided in paragraph 5.6(a), reduced by any amounts paid by the Company to the Executive under Section 5.4 or 5.5 hereof, and the Executive's rights to receive any additional amounts under Section 5.4 or 5.5 shall cease.

    5.7  Certain Additional Payments by the Company.

         (a) Anything in this Agreement to the contrary notwithstanding, in the event it shall be determined that any payment, distribution or other action by the Company to or for the benefit of the Executive (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise, but determined without regard to any additional payments required under this Section 5.7) (a "Payment") would be subject to an excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code"), or any interest or penalties are incurred by the Executive with respect to any such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), the Company or Bancorp shall make a payment to the Executive (a "Gross-Up Payment") in an amount equal to the Excise Tax imposed upon the Payments.

         (b) Subject to the provisions of Section 5.7(c), all determinations required to be made under this Section 5.7, including whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determination, shall be made by Deloitte Touche LLP (the "Accounting Firm") which shall provide detailed supporting calculations both to the Company and the Executive within 15 business days of the receipt of notice from the Executive that there has been a Payment, or such earlier time as is requested by the Company. In the event that the Accounting Firm is serving as accountant or auditor for the individual, entity or group effecting the Change of Control, the Executive shall appoint another nationally recognized accounting firm to make the determinations required hereunder (which accounting firm shall then be referred to as the Accounting Firm hereunder). All fees and expenses of the Accounting Firm shall be borne solely by the Company. Any Gross-Up Payment, as determined pursuant to this Section 5.7, shall be paid by the Company to the Executive within five days of the receipt of the Accounting Firm's determination. If the Accounting Firm determines that no Excise Tax is payable by the Executive, it shall furnish the Executive with a written opinion that failure to report the Excise Tax on the Executive's applicable federal income tax return would not result in the imposition of a negligence or similar penalty. Any determination by the Accounting Firm shall be binding upon the Company and the Executive. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Gross-Up Payments which will not have been made by the Company should have been made ("Underpayment"), consistent with the calculations required to be made hereunder. In the event that the Company exhausts its remedies pursuant to Section 5.7(c) and the Executive thereafter is required to make a payment of any Excise Tax, the Accounting Firm shall determine the amount of the Underpayment that has occurred and any such Underpayment shall be promptly paid by the Company to or for the benefit of the Executive.

         (c) The Executive shall notify the Company in writing of any claim by the Internal Revenue Service that, if successful, would require the payment by the Company of the Gross-Up Payment. Such notification shall be given as soon as practicable but no later than ten business days after the Executive is informed in writing of such claim and shall apprise the Company of the nature of such claim and the date on which such claim is requested to be paid. The Executive shall not pay such claim prior to the expiration of the 30-day period following the date on which it gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company notifies the Executive in writing prior to the expiration of such period that it desires to contest such claim, the Executive shall:

              (i) give the Company any information reasonably requested by the Company relating to such claim,

              (ii) take such action in connection with contesting such claim as the Company shall reasonably request in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company,

              (iii) cooperate with the Company in good faith in order effectively to contest such claim, and

              (iv) permit the Company to participate in any proceedings relating to such claim;

provided, however, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such contest and shall indemnify and hold the Executive harmless, on an after-tax basis, for any Excise Tax or income tax (including interest and penalties with respect thereto) imposed as a result of such representation and payment of costs and expenses. Without limitation on the foregoing provisions of this Section 5.7(c), the Company shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forego any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct the Executive to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and the Executive agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; provided, however, that if the Company directs the Executive to pay such claim and sue for a refund, the Company shall advance the amount of such payment to the Executive, on an interest-free basis and shall indemnify and hold the Executive harmless, on an after-tax basis, from any Excise Tax or income tax (including interest or penalties with respect thereto) imposed with respect to such advance or with respect to any imputed income with respect to such advance; and further provided that any extension of the statute of limitations relating to payment of taxes for the taxable year of the Executive with respect to which such contested amount is claimed to be due is limited solely to such contested amount. Furthermore, the Company's control of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and the Executive shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority.

         (d) If, after the receipt by the Executive of an amount advanced by the Company pursuant to Section 5.7(c), the Executive becomes entitled to receive any refund with respect to such claim, the Executive shall (subject to the Company's complying with the requirements of Section 5.7(c)) promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If, after the receipt by the Executive of an amount advanced by the Company pursuant to
Section 5.7(c), a determination is made that the Executive shall not be entitled to any refund with respect to such claim and the Company does not notify the Executive in writing of its intent to contest such denial of refund prior to the expiration of 30 days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid.

    5.8 Survival. The provisions of this Article 5 shall survive the termination of this Agreement, as applicable.

6.  Restrictive Covenants.

    6.1 Non-competition. For the period through the Expiration Date and at all times while the Executive is employed by the Company; the Executive shall not, directly or indirectly, engage in or have any interest in any sole proprietorship, partnership, corporation or business or any other person or entity (whether as an employee, officer, director, partner, agent, security holder, creditor, consultant or otherwise) that directly or indirectly (or through any affiliated entity) engages in competition with the Company in any domestic or foreign market (for this purpose, any financial institution with offices in any city or county in which the Company has an office will be deemed to be in competition with the Company); provided that such provision shall not apply to the Executive's ownership of Common Stock of Bancorp or the acquisition by the Executive, solely as an investment, of securities of any issuer that is registered under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended, and that are listed or admitted for trading on any United States national securities exchange or that are quoted on the National Association of Securities Dealers Automated Quotations System, or any similar system or automated dissemination of quotations of securities prices in common use, so long as the Executive is not a member of any control group (within the meaning of the rules and regulations of the Securities and Exchange Commission) of any such issuer.

    6.2 Nondisclosure. The Executive shall not divulge, communi-cate, use to the detriment of the Company or for the benefit of any other person or persons, or misuse in any way, any confidential information pertaining to the business of the Company. Any confidential information or data now or hereafter acquired by the Executive with respect to the business of the Company (which shall include, but not be limited to, information concerning the Company's financial condition, prospects, customers, sources of leads and methods of doing business) shall be deemed a valuable, special and unique asset of the Company that is received by the Executive in confidence and as a fiduciary, and Executive shall remain a fiduciary to the Company with respect to all of such information.

    6.3 Nonsolicitation of Employees and Clients. For the period ending on the earlier of (i) termination of Executive's employment with the Company pursuant to Section 5.6 hereof following a Change in Control, and (ii) two years following the Expiration Date (except that, the period shall be six months after the Expiration Date if (1) the Executive is employed by the Company on the Expiration Date, and (2) the Company has not offered, at or prior to the Expiration Date, to employ the Executive after the Expiration Date on terms that provide for payment of (x) a base salary equal to or greater than the Base Salary (adjusted for cost-of-living increases) being paid to the Executive on the Expiration Date, and (y) incentive compensation on terms equal to or greater than the Incentive Compensation terms in effect as of the Expiration Date); the Executive shall not, directly or indirectly, for himself or for any other person, firm, corporation, partnership, association or other entity (a) employ or attempt to employ or enter into any contractual arrangement with any employee or former employee of the Company, unless such employee or former employee has not been employed by the Company for a period in excess of six months, and/or (b) call on or solicit any of the actual or targeted prospective clients of the Company on behalf of any person or entity in connection with any business competitive with the business of the Company, nor shall the Executive make known the names and addresses of such clients or any information relating in any manner to the Company's trade or business relationships with such customers, other than in connection with the performance of Executive's duties under this Agreement.

    6.4 Books and Records. All books, records, and accounts relating in any manner to the customers or clients of the Company, whether prepared by the Executive or otherwise coming into the Executive's possession, shall be the exclusive property of the Company and shall be returned immediately to the Company on termination of the Executive's employment hereunder or on the Company's request at any time.

    6.5  Definition of Company.  Solely for purposes of this
Section 6, the term "Company" also shall include any future subsidiaries of the Company that are operating during the time periods described herein and any other entities that directly or indirectly, through one or more intermediaries, control, are controlled by or are under common control with the Company during the periods described herein.

    6.6 Acknowledgment by Executive. The Executive acknowledges and confirms that the length of the term of the provisions of this
Section 6 and the geographical restrictions contained in Section
6.1 are fair and reasonable and not the result of overreaching, duress or coercion of any kind. The Executive further acknowledges and confirms that his full, uninhibited and faithful observance of each of the covenants contained in this Section 6 will not cause him any undue hardship, financial or otherwise, and that enforcement of each of the covenants contained herein will not impair his ability to obtain employment commensurate with his abilities and on terms fully acceptable to him or otherwise to obtain income required for the comfortable support of him and his family and the satisfaction of the needs of his creditors. The Executive acknowledges and confirms that his special knowledge of the business of the Company is such as would cause the Company serious injury or loss if he were to use such ability and knowledge to the benefit of a competitor or were to compete with the Company in violation of the terms of this Section 6.

    6.7 Survival. The provisions of this Section 6 shall survive the termination of this Agreement, as applicable.

7. Injunction. It is recognized and hereby acknowledged by the parties hereto that a breach by the Executive of any of the covenants contained in Section 6 of this Agreement will cause irreparable harm and damage to the Company, the monetary amount of which may be virtually impossible to ascertain. As a result, the Executive recognizes and hereby acknowledges that the Company shall be entitled to an injunction from any court of competent juris-diction enjoining and restraining any violation of any or all of the covenants contained in Section 6 of this Agreement by the Executive or any of his affiliates, associates, partners or agents, either directly or indirectly, and that such right to injunction shall be cumulative and in addition to whatever other remedies the Company may possess.

8. Assignment. Neither party shall have the right to assign or delegate his rights or obligations hereunder, or any portion thereof, to any other person.

9. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida.

10. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and, upon its effectiveness, shall supersede all prior agreements, understandings and arrangements, both oral and written, between the Executive and the Company (or any of its affiliates) with respect to such subject matter. This Agreement may not be modified in any way unless by a written instrument signed by both the Company and the Executive.

11. Notices: Any notice required or permitted to be given hereunder shall be deemed given when delivered by hand or when deposited in the United States mail, by registered or certified mail, return receipt requested, postage prepaid, (i) if to the Company, addressed to Capital Bank, 1221 Brickell Avenue, Miami, Florida 33133, Attention: President, and (ii) if to the Executive, to his address as reflected on the payroll records of the Company, or to such other address as either party hereto may from time to time give notice of to the other.

12. Benefits; Binding Effect. This Agreement shall be for the benefit of and binding upon the parties hereto and their respective heirs, personal representatives, legal representatives, successors and, where applicable, assigns, including, without limitation, any successor to the Company, whether by merger, consolidation, sale of stock, sale of assets or otherwise.

13. Severability. The invalidity of any one or more of the words, phrases, sentences, clauses or sections contained in this Agreement shall not affect the enforceability of the remaining portions of this Agreement or any part thereof, all of which are inserted conditionally on their being valid in law, and, in the event that any one or more of the words, phrases, sentences, clauses or sections contained in this Agreement shall be declared invalid, this Agreement shall be construed as if such invalid word or words, phrase or phrases, sentence or sentences, clause or clauses, or section or sections had not been inserted. If such invalidity is caused by length of time or size of area, or both, the otherwise invalid provision will be considered to be reduced to a period or area which would cure such invalidity.

14. Waivers. The waiver by either party hereto of a breach or violation of any term or provision of this Agreement shall not operate nor be construed as a waiver of any subsequent breach or violation.

15. Damages. Nothing contained herein shall be construed to prevent the Company or the Executive from seeking and recovering from the other damages sustained by either or both of them as a result of its or his breach of any term or provision of this Agreement. In the event that either party hereto brings suit for the collection of any damages resulting from, or the injunction of any action constituting, a breach of any of the terms or provisions of this Agreement, then the party found to be at fault shall pay all reasonable court costs and attorneys' fees of the other.

16. Section Headings. The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

17. No Third Party Beneficiary. Nothing expressed or implied in this Agreement is intended, or shall be construed, to confer upon or give any person other than the Company, the parties hereto and their respective heirs, personal representatives, legal representatives, successors and assigns, any rights or remedies under or by reason of this Agreement.

18.  Indemnification.

     (a) Subject to limitations imposed by law, the Company shall indemnify and hold harmless the Executive to the fullest extent permitted by law from and against any and all claims, damages, expenses (including attorneys' fees), judgments, penalties, fines, settlements, and all other liabilities incurred or paid by him in connection with the investigation, defense, prosecution, settlement or appeal of any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative and to which the Executive was or is a party or is threatened to be made a party by reason of the fact that the Executive is or was an officer, employee or agent of the Company, or by reason of anything done or not done by the Executive in any such capacity or capacities, provided that the Executive acted in good faith, in a manner that was not grossly negligent or constituted wilful misconduct and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The Company also shall pay any and all expenses (including attorney's fees) incurred by the Executive as a result of the Executive being called as a witness in connection with any matter involving the Company and/or any of its officers or directors. The Company shall advance.

    (b) The Company shall pay any expenses (including attorneys' fees), judgments, penalties, fines, settlements, and other liabilities incurred by the Executive in investigating, defending, settling or appealing any action, suit or proceeding described in this Section 18 in advance of the final disposition of such action, suit or proceeding. The Company shall promptly pay the amount of such expenses to the Executive, but in no event later than 10 days following the Executive's delivery to the Company of a written request for an advance pursuant to this Section 18, together with a reasonable accounting of such expenses.

    (c) The Executive hereby undertakes and agrees to repay to the Company any advances made pursuant to this Section 18 if and to the extent that it shall ultimately be found that the Executive is not entitled to be indemnified by the Company for such amounts.

    (d)  The Company shall make the advances contemplated by this
Section 18 regardless of the Executive's financial ability to make repayment, and regardless whether indemnification of the Indemnitee by the Company will ultimately be required. Any advances and undertakings to repay pursuant to this Section 18 shall be unsecured and interest-free.

    (e) The provisions of this Section 18 shall survive the termination of this Agreement.

19. Regulatory Limitations. Notwithstanding anything else contained herein, no payment shall be made hereunder that constitutes a golden parachute payment or prohibited indemnification payment in violation of 12 CFR Part 359.

20. Waiver of Jury Trial. The undersigned expressly (i) waive any right to a trial by jury of any claim, demand, action or cause of action arising out of this Agreement or in any way related or incidental to the performance of the parties' obligations hereunder, and (ii) agree that the Company or the Executive may file an original counterpart or copy of this Section 20 with any court as written evidence of the consent to the waiver of the right to trial by jury.

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

                          COMPANY:

                          CAPITAL BANK

                          By:  /s/ DANIEL M. HOLTZ
                          ----------------------------
                          Daniel M. Holtz
                          Chief Executive Officer


                          EXECUTIVE:


                         /s/ TIMOTHY E. KISH
                         -----------------------------
                         TIMOTHY E. KISH
                            Exhibit 10.5

                        EMPLOYMENT AGREEMENT


This Employment Agreement ("Agreement") is made and entered into on this 1st day of June, 1996 as of January 1, 1996 by and between CAPITAL BANK, a Florida corporation (the "Company"), and JAVIER J. HOLTZ (hereinafter called the "Executive").


R E C I T A L S

A. The Executive is currently employed as the Chief Credit Officer of the Company.

B. The Executive possesses intimate knowledge of the business and affairs of the Company, its policies, methods and personnel.

C. The Board of Directors of the Company (the "Board") recognizes that the Executive has contributed to the growth and success of the Company, and desires to assure the Company of the Executive's continued employment and to compensate him therefor.

D. The Board has determined that this Agreement will reinforce and encourage the Executive's continued attention and dedication to the Company.

E. The Executive is willing to make his services available to the Company and on the terms and conditions hereinafter set forth.


                               AGREEMENT

NOW, THEREFORE, in consideration of the premises and mutual covenants set forth herein, the parties agree as follows:

1.  Employment.

    1.1 Employment and Term. The Company hereby agrees to employ the Executive and the Executive hereby agrees to serve the Company on the terms and conditions set forth herein.

    1.2 Duties of Executive. During the term of this Agreement, the Executive shall serve as the Chief Credit Officer of the Company, shall diligently perform all services as may be assigned to him by the Board or the Chief Executive Officer of the Company (provided that, such services shall not materially differ from the services currently provided by the Executive), and shall exercise such power and authority as may from time to time be delegated to him by the Board or the Chief Executive Officer of the Company. The Executive shall devote his full time and attention to the business and affairs of the Company, render such services to the best of his ability, and use his best efforts to promote the interests of the Company; provided, however that nothing in this Agreement shall preclude the Executive from providing services to, and receiving compensation from, Capital Bancorp., the parent company of the Company, or any direct or indirect subsidiary of Capital Bancorp.

2.  Term.

    2.1 Initial Term. The initial term of this Agreement, and the employment of the Executive hereunder, shall commence on January 1, 1996 (the "Commencement Date") and shall expire on May 31, 1998 (the "Expiration Date"), unless sooner terminated in accordance with the terms and conditions hereof (the "Initial Term").

    2.2 Renewal Terms. The Initial Term of this Agreement, and the employment of the Executive hereunder, may be renewed and/or extended for such period or periods as may be mutually agreed to by the Company and the Executive in a written supplement to this Agreement signed by the Executive and the Company ("Written Supplement"). If this Agreement is not so renewed and/or extended prior to the expiration of the Initial Term, this Agreement, and the employment of the Executive hereunder, shall automatically terminate on the Expiration Date.

3.  Compensation.

    3.1 Base Salary. The Executive shall receive a base salary at the annual rate of $158,000 (the "Base Salary") during the term of this Agreement, with such Base Salary payable in installments consistent with the Company's normal payroll schedule, subject to applicable withholding and other taxes. The Base Salary also shall be reviewed, at least annually, for merit increases and may, by action and in the discretion of the Board, be increased at any time or from time to time. If the term of this Agreement shall be renewed and/or extended as provided in Section 2.2 hereof, then during such renewal term of his employment hereunder, the Executive shall be paid a base salary as set forth in the Written Supplement.

    3.2  Signing Loan and Bonuses.

         (a) Upon execution of this Agreement, Capital Bancorp ("Bancorp") shall loan $50,000 to the Executive (the "Signing Loan"). The Signing Loan shall bear interest at the "mid-term applicable federal rate" as such term is defined in Section 1274(d) of the Internal Revenue Code, with principal and interest being payable in five (5) equal annual installments. The Signing Loan shall be evidenced by and payable in accordance with a promissory note in the form attached hereto as Exhibit "A" and made a part hereof.

         (b) On June 1, 1997, and on June 1 of each of the succeeding four (4) years during the term of this Agreement, the Company shall pay an annual bonus (the "Signing Loan Bonus") to the Executive equal to the quotient obtained by dividing (i) the payment due on that date under the Signing Loan, by (ii) 100% minus the highest marginal federal income tax rate applicable to compensation paid by the Company to the Executive for the year (excluding any other income or expenses of the Executive). The portion of the Signing Loan Bonuses that is equal to the payment due under the Signing Loan shall be paid directly to Bancorp on behalf of the Executive at such time as the payment is due under the Signing Loan. The remaining portion of the Signing Loan Bonus, less applicable withholding taxes on the entire Signing Loan Bonus, shall be paid to the Executive.

         (c) In the event that the Executive's employment with the Company terminates by reason of the Executive's death or disability as described under Section 5.2 hereof, is terminated by the Company without Cause under Section 5.4 hereof, is terminated under Section
5.6 hereof after a Change in Control, or terminates at any time after the Expiration Date if the Company has not offered the Executive to renew the term of this Agreement for a period of three
(3) years beyond the Expiration Date on terms substantially the same as those in effect during the Initial Term, then the Company shall pay to the Executive, within 45 days of such termination, a bonus (the "Final Signing Loan Bonus") equal to the quotient obtained by dividing (i) the amount necessary to repay in full the outstanding principal and accrued interest on the Signing Loan, by
(ii) 100% minus the highest marginal federal income tax rate applicable to compensation paid by the Company to the Executive for the immediately preceding year (excluding any other income or expenses of the Executive). The portion of the Final Signing Loan Bonus that is equal to the outstanding principal and accrued interest on the Signing Loan shall be paid directly to Bancorp, on behalf of the Executive. The remaining portion of the Final Signing Loan Bonus, less applicable withholding taxes, shall be paid to the Executive (or the Executive's estate in the case of the Executive's death).

    3.3 Incentive Compensation.The Executive shall be entitled to receive incentive compensation ("Incentive Compensation") during each year of the Initial Term of this Agreement equal to the amount of incentive compensation for such year determined pursuant to the Incentive Bonus Plan attached hereto as Exhibit "B" and made a part hereof, as amended from time to time (the "Incentive Compensation Plan"). In the event that this Agreement terminates on the Expiration Date by reason of the expiration of the term of this Agreement, then the Company shall pay the Executive Incentive Compensation for the period from January 1, 1998 through May 31, 1998, equal to five-twelfths of the Incentive Compensation, if any, for calendar year 1998; provided, however, that the Company's goals under the Incentive Compensation Plan for calendar year 1998 shall be based on (1) the period from January 1, 1998 through May 31, 1998, and (2) unaudited financial information prepared in accordance with generally accepted accounting principles, applied consistently with prior periods, as approved and reviewed by the Board.

    3.4 Section 162(m) Limits. Notwithstanding any other provision of this Agreement to the contrary, if and to the extent that any remuneration payable by the Company to the Executive for any year would exceed the maximum amount of remuneration that the Company may deduct for that year under Section 162(m) ("Section 162(m)") of the Internal Revenue Code of 1986, as amended (the "Code"), payment of the portion of the remuneration for that year that would not be so deductible under Section 162(m) shall, in the sole discretion of the Board, be deferred and become payable at such time or times as the Board determines that it first would be deductible by the Company under Section 162(m), with interest at the "short-term applicable federal rate" as such term is defined in
Section 1274(d) of the Code.  The limitation set forth under this
Section 3.4 shall not apply with respect to any amounts payable to the Executive pursuant to Section 5.6 hereof.

4.  Expense Reimbursement and Other Benefits.

    4.1 Reimbursement of Expenses. During the term of Executive's employment hereunder, the Company, upon the submission of proper substantiation by the Executive, shall reimburse the Executive for all reasonable expenses actually paid or incurred by the Executive in the course of and pursuant to the business of the Company. The Executive shall account to the Company in writing for all expenses for which reimbursement is sought and shall supply to the Company copies of all relevant invoices, receipts or other evidence reasonably requested by the Company.

    4.2 Compensation/Benefit Programs. During the term of this Agreement, the Executive shall be entitled to participate in all medical, dental, hospitalization, accidental death and dismemberment, disability, travel and life insurance plans, and any and all other plans as are presently and hereinafter offered by the Company to its executives, including savings, pension, profit-sharing and deferred compensation plans.

    4.3  Working Facilities.  The Company shall furnish the
Executive with an office, secretarial help and such other facilities and services suitable to his position and adequate for the performance of his duties hereunder.

    4.4 Automobile. The Company shall continue to provide the Executive an automobile comparable to the existing automobile provided to Executive, together with reimbursement of the operating expenses thereof.

    4.5 Stock Options. During the term of this Agreement, the Executive shall be eligible to be granted options to purchase common stock (the "Common Stock") of Bancorp under (and therefore subject to all terms and conditions of) the Capital Bancorp Stock Option Plan as amended, and any successor plan thereto (the "Stock Option Plan") and all rules of regulation of the Securities and Exchange Commission applicable to stock option plans then in effect. The number of options and terms and conditions of options shall be determined by the Stock Option Committee of Bancorp in its discretion and pursuant to the Stock Option Plan.

    4.6 Other Benefits. The Executive shall be entitled to four weeks of vacation every year. The Executive shall receive such additional benefits, if any, as the Chief Executive Officer of the Company shall from time to time determine.

5.  Termination.

    5.1 Termination for Cause. The Company shall at all times have the right, upon written notice to the Executive, to terminate the Executive's employment hereunder, for cause. For purposes of this Agreement, the term "cause" shall mean (i) an action or omission of the Executive which constitutes a willful and material breach of this Agreement which is not cured within fifteen (15) days after receipt by the Executive of written notice of same, (ii) fraud, embezzlement, misappropriation of funds or breach of trust,
(iii) conviction of any crime which involves dishonesty or a breach of trust, (iv) gross negligence in connection with the performance of the Executive's duties hereunder, (v) material and willful or knowing failure or refusal (other than as a result of a disability) by the Executive to perform his duties hereunder, or (vi) the formal written request addressed to the Board of Directors of the Company by any regulatory agency that regulates Capital Bank or Capital Bancorp that the Executive be removed from his duties hereunder and setting forth the basis for such request. Any termination for cause shall be made in writing to the Executive, which notice shall set forth in detail all acts or omissions upon which the Company is relying for such termination. The Executive shall have the right to address the Company's Board regarding the acts set forth in the notice of termination. Upon any termination pursuant to this Section 5.1, the Executive shall be entitled to be paid his Base Salary to the date of termination and the Company shall have no further liability hereunder (other than for (x) reimbursement for reasonable business expenses incurred prior to the date of termination, subject, however, to the provisions of
Section 4.1, and (y) payment of compensation for unused vacation days that have accumulated during the calendar year in which such termination occurs).

    5.2 Disability. The Company shall at all times have the right, upon written notice to the Executive, to terminate the Executive's employment hereunder, if the Executive shall, as the result of mental or physical incapacity, illness or disability, become unable to perform his obligations hereunder for a period of 90 consecutive days. Upon any termination pursuant to this Section 5.2, the Company shall (i) pay to the Executive any unpaid Base Salary through the effective date of termination specified in such notice, (ii) pay to the Executive the Incentive Compensation, if any, and Signing Loan Bonus not yet paid to the Executive for any year prior to such termination, at such times as the Incentive Compensation and Signing Loan Bonus otherwise would have been payable to the Executive, (iii) pay to the Executive a severance payment equal to three (3) months of the Executive's Base Salary at the time of such disability, (iv) pay to the Executive (within 45 days after the end of the calendar quarter in which such termination occurs) a prorata portion (based upon the period ending on the date of termination of the Executive's employment hereunder) of the Incentive Compensation, if any, for the year in which such termination occurs, as calculated pursuant to the terms of Section
3.3 hereof and the Incentive Compensation Plan; provided that the goals under the Incentive Compensation Plan for each period used in the calculation of the Executive's Incentive Compensation, shall be based on (1) the portion of the year through the end of the calendar quarter in which such termination occurs and (2) unaudited financial information prepared in accordance with generally accepted accounting principles, applied consistently with prior periods, as approved and reviewed by the Board, and (v) pay the Final Signing Loan Bonus pursuant to Section 3.2(c) hereof. The Company shall have no further liability hereunder (other than for (x) reimbursement for reasonable business expenses incurred prior to the date of termination, subject, however to the provisions of
Section 4.1, and (y) payment of compensation for unused vacation days that have accumulated during the calendar year in which such termination occurs).

    5.3 Death. In the event of the death of the Executive during the term of his employment hereunder, the Company shall (i) pay to the estate of the deceased Executive any unpaid Base Salary through the Executive's date of death, (ii) pay to the estate of the deceased Executive the Incentive Compensation, if any, and Signing Loan Bonus not yet paid to the Executive for any year prior to the date of death, at such time as the Incentive Compensation and Signing Loan Bonus otherwise would have been payable to the Executive, (iii) pay to the estate of the deceased Executive (within 45 days after the end of the calendar quarter in which his death occurs) a prorata portion (based upon the period ending on the date of death) of the Incentive Compensation, if any, for the year in which his death occurs, as calculated pursuant to the terms of Section 3.3 and the Incentive Compensation Plan; provided that, the goals under the Incentive Compensation Plan for each period used in the calculation of the Executive's Incentive Compensation shall be based on (1) the portion of the year through the end of the calendar quarter in which the Executive's death occurs, and (2) unaudited financial information prepared in accordance with generally accepted accounting principles, applied consistently with prior periods, as approved and reviewed by the Board, and (iv) pay the Final Signing Loan Bonus pursuant to Section 3.2(c) hereof.
The Company shall have no further liability hereunder (other than for (x) reimbursement for reasonable business expenses incurred prior to the date of the Executive's death, subject, however to the provisions of Section 4.1, and (y) payment of compensation for unused vacation days that have accumulated during the calendar year in which such termination occurs).

    5.4 Termination Without Cause. At any time the Company shall have the right to terminate the Executive's employment hereunder by written notice to the Executive. Upon any termination pursuant to this Section 5.4 (that is not a termination under any of Sections 5.1, 5.2, 5.3, 5.5 or 5.6(a)), the Company shall (i) pay to the Executive any unpaid Base Salary through the effective date of termination specified in such notice, (ii) pay to the Executive the Incentive Compensation, if any, and Signing Loan Bonus, not yet paid to the Executive for any year prior to such termination, at such time as the Incentive Compensation and Signing Loan Bonus otherwise would have been payable to the Executive, (iii) continue to pay the Executive's Base Salary through the Expiration Date, in the manner and at such time as the Base Salary otherwise would have been payable to the Executive, (iv) continue to pay the Executive Incentive Compensation and continue to provide the Executive with the benefits he was receiving under Sections 4.2, 4.4 and 4.6 hereof, through the Expiration Date, in the manner and at such times as the compensation or benefits otherwise would have been payable or provided to the Executive, (v) pay to the Executive as a single lump sum payment, within 30 days of the termination of his employment hereunder, a lump sum benefit equal to the value of the portion of his benefits under any savings, pension, profit sharing or deferred compensation plans that are forfeited under such plans by reason of the termination of his employment hereunder, and (vi) pay the Final Signing Loan Bonus pursuant to Section 3.2(c) hereof. In the event that the termination of Executive's employment hereunder shall occur on or before December 31, 1996, then the Incentive Compensation and benefits payable under clause (iv) of this Section 5.4 shall be equal to the amounts that would have been paid or provided to the Executive for the year ended December 31, 1996. In the event that termination of Executive's employment hereunder shall occur after December 31, 1996, then the Incentive Compensation, Signing Loan Bonuses and other benefits payable under clause (iv) of this Section 5.4 shall be equal to the amounts of such compensation and benefits payable or provided to the Executive for the calendar year immediately preceding the termination of Executive's employment hereunder. In the event that the Company is unable to provide the Executive with a continuation of any savings, pension, profit-sharing or deferred compensation plans required hereunder by reason of the termination of the Executive's employment pursuant to this Section 5.4, then the Company shall pay the Executive cash equal to the value of the benefit that otherwise would have accrued for the Executive's benefit under the plan, for the period during which such benefits could not be provided under the plans, said cash payments to be made within 45 days after the end of the year for which such contributions would have been made or would have accrued. The Company's good faith determination of the amount that would have been contributed or the value of any benefits that would have accrued under any plan shall be binding and conclusive on the Executive. Further, the Executive shall continue to vest in the Executive's Stock Options through the Expiration Date in the same manner and to the same extent as if his employment hereunder terminated on the Expiration Date. The Company shall have no further liability hereunder (other than for (x) reimbursement for reasonable business expenses incurred prior to the date of termination, subject, however, to the provisions of
Section 4.1, (y) payment of compensation for unused vacation days that have accumulated during the calendar year in which such termination occurs, and (z) any amounts payable to the Executive pursuant to Section 5.6 hereof by reason of Section 5.6(c)).

    5.5 Resignation by Executive. The Executive shall at all times have the right, upon ninety (90) days written notice to the Company, to terminate the Executive's employment hereunder. Upon any termination pursuant to this Section 5.5, the Company shall (i) pay to the Executive any unpaid Base Salary through the effective date of termination specified in such notice and (ii) pay to the Executive the Incentive Compensation, if any, and Signing Loan Bonus not yet paid to the Executive for any year prior to such termination, at such time as the Incentive Compensation and Signing Loan Bonus otherwise would have been payable to the Executive.
The Company shall have no further liability hereunder (other than for (x) reimbursement for reasonable business expenses incurred prior to the date of termination, subject, however, to the provisions of Section 4.1, (y) payment of compensation for unused vacation days that have accumulated during the calendar year in which such termination occurs, and (z) any amounts payable to the Executive pursuant to Section 5.6 hereof by reason of Section 5.6(c)).

    5.6  Change in Control of the Company.

         (a) In the event that (x) a Change in Control (as defined in paragraph (b) of this Section 5.6) in the Company shall occur during the Initial Term, and (y) within one year after the date of the Change in Control, the Executive is (i) assigned any position, duties or responsibilities that are significantly diminished or changed when compared with the position, duties or responsibilities of the Executive prior to such Change in Control, (ii) forced to relocate to another location more than 25 miles from his location prior to the Change in Control, or (iii) no longer provided coverage under benefit programs in existence prior to the Change in Control (unless a comparable substitute is offered); then the Executive, by written notice to the Company at any time within the thirty (30) day period following the occurrence of an event described in clauses (i) through (iii) of this Section 5.6(a), shall have the right to terminate his employment hereunder. Upon the voluntary termination by the Executive pursuant to this Section 5.6(a), or the involuntary termination of the Executive by the Company within one year after the date of a Change in Control, the Company shall (v) pay to the Executive any unpaid Base Salary through the effective date of termination, (w) pay to the Executive the Incentive Compensation, if any, not yet paid to the Executive for any year prior to such termination, at such time as the Incentive Compensation otherwise would have been payable to the Executive, (x) pay to the Executive (within 45 days after the end of the calendar quarter in which such termination occurs) a prorata portion (based upon the period ending on the date of termination of the Executive's employment hereunder) of the Incentive Compensation, if any, for the year in which such termination occurs, as calculated pursuant to the terms of Section 3.3 hereof and the Incentive Compensation Plan; provided that the Company's goals under the Incentive Compensation Plan for each period used in the calculation of the Executive's Incentive Compensation, shall be based on (1) the portion of the year through the end of the calendar quarter in which such termination occurs, and (2) unaudited financial information prepared in accordance with generally accepted accounting principles, applied consistently with prior periods, as approved and reviewed by the Board, (y) pay the Final Signing Loan Bonus pursuant to Section 3.2(c) hereof, and (z) pay to the Executive as a single lump sum payment, within 45 days of the termination of his employment hereunder, a lump sum payment equal to the sum of (a) the product of (i) an amount which shall not be less than one, equal to the number of days between the date of the Executive's termination of employment with the Company and the Expiration Date, divided by 365 days, and (ii) his annual Base Salary, Incentive Compensation, and the value of the annual fringe benefits required to be provided to the Executive under Sections
4.2 and 4.4 hereof, for the year immediately preceding the year in which his employment terminates, plus (b) the value of the portion of his benefits under any savings, pension, profit sharing or deferred compensation plans that are forfeited under those plans by reason of the termination of his employment hereunder. Further, upon the Change in Control, the Executive's Stock Options shall immediately vest. The Company shall have no further liability hereunder (other than for (1) reimbursement for reasonable business expenses incurred prior to the date of termination, subject, however, to the provisions of Section 4.1, and (2) payment of compensation for unused vacation days that have accumulated during the calendar year in which such termination occurs).

         (b) For purposes of this Agreement, a "Change in Control" shall be deemed to have occurred if:

              (i) an event which would be required to be reported in response to Item (a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act") occurs and the transaction required to be reported is consummated;

              (ii) an event occurs which results in a change in control of the Company or Capital Bancorp within the meaning of the Federal Change in Bank Control Act and/or applicable sections of the Florida Banking Code and/or the rules and regulations promulgated by the Board of Governors of the Federal Reserve System or the Florida Department of Banking as in effect on the date hereof;

              (iii) individuals who constitute the Board of Directors of each of the Company or Capital Bancorp on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by a majority of the Incumbent Board, shall be, for purposes of this clause (iii), considered as though he or she were a member of the Incumbent Board;

              (iv) Capital Bancorp ceases to own at least 80% of the voting stock of the Company;

              (v) there occurs any transaction (which shall include a series of transactions occurring within 60 days or occurring pursuant to a plan) that has the result that shareholders of Capital Bancorp immediately before such transaction cease to own at least 51% of the voting stock of Capital Bancorp or of any entity that results from the participation of Capital Bancorp in a reorganization, consolidation, merger, liquidation or other form of corporate transaction;

              (vi) any person or group of persons (other than those persons who own or control as a group not less than 40% of the outstanding stock of the Company on the date of this Agreement (the "Present Control Group")) acting in concert acquire in excess of both (a) 25% of the outstanding voting stock of Capital Bancorp, and (b) the number of shares of Capital Bancorp with respect to which the Present Control Group, in the aggregate, have voting rights to after such acquisition;

              (vii) Capital Bancorp or the Company liquidate or dissolve; or

              (viii) the Company or Capital Bancorp sells, leases, exchanges or otherwise disposes of all or substantially all of its property or assets.

         (c)  In the event that:

              (i) the Company enters into a letter of intent or a definitive agreement for the Company to enter into a transaction that would constitute a Change in Control (the letter of intent or definitive agreement being hereinafter referred to as a "Change in Control Agreement"), and discussions relating to the transaction reflected in the Change in Control Agreement had commenced while the Executive was employed by the Company;

              (ii)  the Change in Control Agreement is entered into
(a) while the Executive is employed by the Company prior to the Expiration Date, (b) within 90 days after the Company's termination of the Executive's employment without Cause, or (c) within 90 days after the Expiration Date if the Executive was employed by the Company on the Expiration Date;

              (iii) the transaction contemplated by the Change in Control Agreement is effectuated and results in a Change in Control; and
              (iv) within the period that begins on the date on which the Change in Control Agreement is executed by the Company and ends one year after the date of the Change in Control, either
(a) the Executive voluntarily terminates his employment hereunder after one of the events described in clause (i), (ii) or (iii) of paragraph (a) of this Section 5.6 occurs, or (b) the Executive's employment with the Company is involuntarily terminated by the Company;

then the Company shall pay to the Executive the amounts provided in paragraph 5.6(a), reduced by any amounts paid by the Company to the Executive under Section 5.4 or 5.5 hereof, and the Executive's rights to receive any additional amounts under Section 5.4 or 5.5 shall cease.

    5.7  Certain Additional Payments by the Company.

         (a) Anything in this Agreement to the contrary notwithstanding, in the event it shall be determined that any payment, distribution or other action by the Company to or for the benefit of the Executive (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise, but determined without regard to any additional payments required under this Section 5.7) (a "Payment") would be subject to an excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code"), or any interest or penalties are incurred by the Executive with respect to any such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), the Company or Bancorp shall make a payment to the Executive (a "Gross-Up Payment") in an amount equal to the Excise Tax imposed upon the Payments.

         (b) Subject to the provisions of Section 5.7(c), all determinations required to be made under this Section 5.7, including whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determination, shall be made by Deloitte Touche LLP (the "Accounting Firm") which shall provide detailed supporting calculations both to the Company and the Executive within 15 business days of the receipt of notice from the Executive that there has been a Payment, or such earlier time as is requested by the Company. In the event that the Accounting Firm is serving as accountant or auditor for the individual, entity or group effecting the Change of Control, the Executive shall appoint another nationally recognized accounting firm to make the determinations required hereunder (which accounting firm shall then be referred to as the Accounting Firm hereunder). All fees and expenses of the Accounting Firm shall be borne solely by the Company. Any Gross-Up Payment, as determined pursuant to this Section 5.7, shall be paid by the Company to the Executive within five days of the receipt of the Accounting Firm's determination. If the Accounting Firm determines that no Excise Tax is payable by the Executive, it shall furnish the Executive with a written opinion that failure to report the Excise Tax on the Executive's applicable federal income tax return would not result in the imposition of a negligence or similar penalty. Any determination by the Accounting Firm shall be binding upon the Company and the Executive. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Gross-Up Payments which will not have been made by the Company should have been made ("Underpayment"), consistent with the calculations required to be made hereunder. In the event that the Company exhausts its remedies pursuant to Section 5.7(c) and the Executive thereafter is required to make a payment of any Excise Tax, the Accounting Firm shall determine the amount of the Underpayment that has occurred and any such Underpayment shall be promptly paid by the Company to or for the benefit of the Executive.

         (c) The Executive shall notify the Company in writing of any claim by the Internal Revenue Service that, if successful, would require the payment by the Company of the Gross-Up Payment. Such notification shall be given as soon as practicable but no later than ten business days after the Executive is informed in writing of such claim and shall apprise the Company of the nature of such claim and the date on which such claim is requested to be paid. The Executive shall not pay such claim prior to the expiration of the 30-day period following the date on which it gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company notifies the Executive in writing prior to the expiration of such period that it desires to contest such claim, the Executive shall:

              (i) give the Company any information reasonably requested by the Company relating to such claim,

              (ii) take such action in connection with contesting such claim as the Company shall reasonably request in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company,

              (iii) cooperate with the Company in good faith in order effectively to contest such claim, and

              (iv) permit the Company to participate in any proceedings relating to such claim;

provided, however, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such contest and shall indemnify and hold the Executive harmless, on an after-tax basis, for any Excise Tax or income tax (including interest and penalties with respect thereto) imposed as a result of such representation and payment of costs and expenses. Without limitation on the foregoing provisions of this Section 5.7(c), the Company shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forego any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct the Executive to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and the Executive agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; provided, however, that if the Company directs the Executive to pay such claim and sue for a refund, the Company shall advance the amount of such payment to the Executive, on an interest-free basis and shall indemnify and hold the Executive harmless, on an after-tax basis, from any Excise Tax or income tax (including interest or penalties with respect thereto) imposed with respect to such advance or with respect to any imputed income with respect to such advance; and further provided that any extension of the statute of limitations relating to payment of taxes for the taxable year of the Executive with respect to which such contested amount is claimed to be due is limited solely to such contested amount. Furthermore, the Company's control of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and the Executive shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority.

         (d) If, after the receipt by the Executive of an amount advanced by the Company pursuant to Section 5.7(c), the Executive becomes entitled to receive any refund with respect to such claim, the Executive shall (subject to the Company's complying with the requirements of Section 5.7(c)) promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If, after the receipt by the Executive of an amount advanced by the Company pursuant to
Section 5.7(c), a determination is made that the Executive shall not be entitled to any refund with respect to such claim and the Company does not notify the Executive in writing of its intent to contest such denial of refund prior to the expiration of 30 days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid.

    5.8 Survival. The provisions of this Article 5 shall survive the termination of this Agreement, as applicable.

6.  Restrictive Covenants.

    6.1 Non-competition. For the period through the Expiration Date and at all times while the Executive is employed by the Company; the Executive shall not, directly or indirectly, engage in or have any interest in any sole proprietorship, partnership, corporation or business or any other person or entity (whether as an employee, officer, director, partner, agent, security holder, creditor, consultant or otherwise) that directly or indirectly (or through any affiliated entity) engages in competition with the Company in any domestic or foreign market (for this purpose, any financial institution with offices in any city or county in which the Company has an office will be deemed to be in competition with the Company); provided that such provision shall not apply to the Executive's ownership of Common Stock of Bancorp or the acquisition by the Executive, solely as an investment, of securities of any issuer that is registered under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended, and that are listed or admitted for trading on any United States national securities exchange or that are quoted on the National Association of Securities Dealers Automated Quotations System, or any similar system or automated dissemination of quotations of securities prices in common use, so long as the Executive is not a member of any control group (within the meaning of the rules and regulations of the Securities and Exchange Commission) of any such issuer.

    6.2 Nondisclosure. The Executive shall not divulge, communicate, use to the detriment of the Company or for the benefit of any other person or persons, or misuse in any way, any confidential information pertaining to the business of the Company. Any confidential information or data now or hereafter acquired by the Executive with respect to the business of the Company (which shall include, but not be limited to, information concerning the Company's financial condition, prospects, customers, sources of leads and methods of doing business) shall be deemed a valuable, special and unique asset of the Company that is received by the Executive in confidence and as a fiduciary, and Executive shall remain a fiduciary to the Company with respect to all of such information.

    6.3 Nonsolicitation of Employees and Clients. For the period ending on the earlier of (i) termination of Executive's employment with the Company pursuant to Section 5.6 hereof following a Change in Control, and (ii) two years following the Expiration Date (except that, the period shall be six months after the Expiration Date if (1) the Executive is employed by the Company on the Expiration Date, and (2) the Company has not offered, at or prior to the Expiration Date, to employ the Executive after the Expiration Date on terms that provide for payment of (x) a base salary equal to or greater than the Base Salary (adjusted for cost-of-living increases) being paid to the Executive on the Expiration Date, and (y) incentive compensation on terms equal to or greater than the Incentive Compensation terms in effect as of the Expiration Date); the Executive shall not, directly or indirectly, for himself or for any other person, firm, corporation, partnership, association or other entity (a) employ or attempt to employ or enter into any contractual arrangement with any employee or former employee of the Company, unless such employee or former employee has not been employed by the Company for a period in excess of six months, and/or (b) call on or solicit any of the actual or targeted prospective clients of the Company on behalf of any person or entity in connection with any business competitive with the business of the Company, nor shall the Executive make known the names and addresses of such clients or any information relating in any manner to the Company's trade or business relationships with such customers, other than in connection with the performance of Executive's duties under this Agreement.

    6.4 Books and Records. All books, records, and accounts relating in any manner to the customers or clients of the Company, whether prepared by the Executive or otherwise coming into the Executive's possession, shall be the exclusive property of the Company and shall be returned immediately to the Company on termination of the Executive's employment hereunder or on the Company's request at any time.

    6.5  Definition of Company.  Solely for purposes of this
Section 6, the term "Company" also shall include any future subsidiaries of the Company that are operating during the time periods described herein and any other entities that directly or indirectly, through one or more intermediaries, control, are controlled by or are under common control with the Company during the periods described herein.

    6.6 Acknowledgment by Executive. The Executive acknowledges and confirms that the length of the term of the provisions of this
Section 6 and the geographical restrictions contained in Section
6.1 are fair and reasonable and not the result of overreaching, duress or coercion of any kind. The Executive further acknowledges and confirms that his full, uninhibited and faithful observance of each of the covenants contained in this Section 6 will not cause him any undue hardship, financial or otherwise, and that enforcement of each of the covenants contained herein will not impair his ability to obtain employment commensurate with his abilities and on terms fully acceptable to him or otherwise to obtain income required for the comfortable support of him and his family and the satisfaction of the needs of his creditors. The Executive acknowledges and confirms that his special knowledge of the business of the Company is such as would cause the Company serious injury or loss if he were to use such ability and knowledge to the benefit of a competitor or were to compete with the Company in violation of the terms of this Section 6.

    6.7 Survival. The provisions of this Section 6 shall survive the termination of this Agreement, as applicable.

7. Injunction. It is recognized and hereby acknowledged by the parties hereto that a breach by the Executive of any of the covenants contained in Section 6 of this Agreement will cause irreparable harm and damage to the Company, the monetary amount of which may be virtually impossible to ascertain. As a result, the Executive recognizes and hereby acknowledges that the Company shall be entitled to an injunction from any court of competent jurisdiction enjoining and restraining any violation of any or all of the covenants contained in Section 6 of this Agreement by the Executive or any of his affiliates, associates, partners or agents, either directly or indirectly, and that such right to injunction shall be cumulative and in addition to whatever other remedies the Company may possess.

8. Assignment. Neither party shall have the right to assign or delegate his rights or obligations hereunder, or any portion thereof, to any other person.

9. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida.

10. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and, upon its effectiveness, shall supersede all prior agreements, understandings and arrangements, both oral and written, between the Executive and the Company (or any of its affiliates) with respect to such subject matter. This Agreement may not be modified in any way unless by a written instrument signed by both the Company and the Executive.

11. Notices: Any notice required or permitted to be given hereunder shall be deemed given when delivered by hand or when deposited in the United States mail, by registered or certified mail, return receipt requested, postage prepaid, (i) if to the Company, addressed to Capital Bank, 1221 Brickell Avenue, Miami, Florida 33133, Attention: President, and (ii) if to the Executive, to his address as reflected on the payroll records of the Company, or to such other address as either party hereto may from time to time give notice of to the other.

12. Benefits; Binding Effect. This Agreement shall be for the benefit of and binding upon the parties hereto and their respective heirs, personal representatives, legal representatives, successors and, where applicable, assigns, including, without limitation, any successor to the Company, whether by merger, consolidation, sale of stock, sale of assets or otherwise.

13. Severability. The invalidity of any one or more of the words, phrases, sentences, clauses or sections contained in this Agreement shall not affect the enforceability of the remaining portions of this Agreement or any part thereof, all of which are inserted conditionally on their being valid in law, and, in the event that any one or more of the words, phrases, sentences, clauses or sections contained in this Agreement shall be declared invalid, this Agreement shall be construed as if such invalid word or words, phrase or phrases, sentence or sentences, clause or clauses, or section or sections had not been inserted. If such invalidity is caused by length of time or size of area, or both, the otherwise invalid provision will be considered to be reduced to a period or area which would cure such invalidity.

14. Waivers. The waiver by either party hereto of a breach or violation of any term or provision of this Agreement shall not operate nor be construed as a waiver of any subsequent breach or violation.

15. Damages. Nothing contained herein shall be construed to prevent the Company or the Executive from seeking and recovering from the other damages sustained by either or both of them as a result of its or his breach of any term or provision of this Agreement. In the event that either party hereto brings suit for the collection of any damages resulting from, or the injunction of any action constituting, a breach of any of the terms or provisions of this Agreement, then the party found to be at fault shall pay all reasonable court costs and attorneys' fees of the other.

16. Section Headings. The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

17. No Third Party Beneficiary. Nothing expressed or implied in this Agreement is intended, or shall be construed, to confer upon or give any person other than the Company, the parties hereto and their respective heirs, personal representatives, legal representatives, successors and assigns, any rights or remedies under or by reason of this Agreement.

18.  Indemnification.

     (a) Subject to limitations imposed by law, the Company shall indemnify and hold harmless the Executive to the fullest extent permitted by law from and against any and all claims, damages, expenses (including attorneys' fees), judgments, penalties, fines, settlements, and all other liabilities incurred or paid by him in connection with the investigation, defense, prosecution, settlement or appeal of any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative and to which the Executive was or is a party or is threatened to be made a party by reason of the fact that the Executive is or was an officer, employee or agent of the Company, or by reason of anything done or not done by the Executive in any such capacity or capacities, provided that the Executive acted in good faith, in a manner that was not grossly negligent or constituted wilful misconduct and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The Company also shall pay any and all expenses (including attorney's fees) incurred by the Executive as a result of the Executive being called as a witness in connection with any matter involving the Company and/or any of its officers or directors. The Company shall advance.

    (b) The Company shall pay any expenses (including attorneys' fees), judgments, penalties, fines, settlements, and other liabilities incurred by the Executive in investigating, defending, settling or appealing any action, suit or proceeding described in this Section 18 in advance of the final disposition of such action, suit or proceeding. The Company shall promptly pay the amount of such expenses to the Executive, but in no event later than 10 days following the Executive's delivery to the Company of a written request for an advance pursuant to this Section 18, together with a reasonable accounting of such expenses.

    (c) The Executive hereby undertakes and agrees to repay to the Company any advances made pursuant to this Section 18 if and to the extent that it shall ultimately be found that the Executive is not entitled to be indemnified by the Company for such amounts.

    (d)  The Company shall make the advances contemplated by this
Section 18 regardless of the Executive's financial ability to make repayment, and regardless whether indemnification of the Indemnitee by the Company will ultimately be required. Any advances and undertakings to repay pursuant to this Section 18 shall be unsecured and interest-free.

    (e) The provisions of this Section 18 shall survive the termination of this Agreement.

19. Regulatory Limitations. Notwithstanding anything else contained herein, no payment shall be made hereunder that constitutes a golden parachute payment or prohibited indemnification payment in violation of 12 CFR Part 359.

20. Waiver of Jury Trial. The undersigned expressly (i) waive any right to a trial by jury of any claim, demand, action or cause of action arising out of this Agreement or in any way related or incidental to the performance of the parties' obligations hereunder, and (ii) agree that the Company or the Executive may file an original counterpart or copy of this Section 20 with any court as written evidence of the consent to the waiver of the right to trial by jury.

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.


                          COMPANY:

                          CAPITAL BANK


                          By:  /s/ DANIEL M. HOLTZ
                          ---------------------------------
                          Daniel M. Holtz
                          Chief Executive Officer


                          EXECUTIVE:


                          /s/ JAVIER J. HOLTZ
                          ---------------------------------
                          JAVIER J. HOLTZ
                            Exhibit 10.6

                        EMPLOYMENT AGREEMENT



This Employment Agreement ("Agreement") is made and entered into on this 1st day of June, 1996 as of January 1, 1996 by and between CAPITAL BANK, a Florida corporation (the "Company"), and LUCIOUS T. HARRIS (hereinafter called the "Executive").


                          R E C I T A L S

A.  The Executive is currently employed as the Chief Financial
Officer of the Company.

B. The Executive possesses intimate knowledge of the business and affairs of the Company, its policies, methods and personnel.

C. The Board of Directors of the Company (the "Board") recognizes that the Executive has contributed to the growth and success of the Company, and desires to assure the Company of the Executive's continued employment and to compensate him therefor.

D. The Board has determined that this Agreement will reinforce and encourage the Executive's continued attention and dedication to the Company.

E. The Executive is willing to make his services available to the Company and on the terms and conditions hereinafter set forth.


                            AGREEMENT

NOW, THEREFORE, in consideration of the premises and mutual covenants set forth herein, the parties agree as follows:

1.  Employment.

    1.1 Employment and Term. The Company hereby agrees to employ the Executive and the Executive hereby agrees to serve the Company on the terms and conditions set forth herein.

    1.2 Duties of Executive. During the term of this Agreement, the Executive shall serve as the Chief Financial Officer of the Company, shall diligently perform all services as may be assigned to him by the Board or the Chief Executive Officer of the Company (provided that, such services shall not materially differ from the services currently provided by the Executive), and shall exercise such power and authority as may from time to time be delegated to him by the Board or the Chief Executive Officer of the Company. The Executive shall devote his full time and attention to the business and affairs of the Company, render such services to the best of his ability, and use his best efforts to promote the interests of the Company; provided, however that nothing in this Agreement shall preclude the Executive from providing services to, and receiving compensation from, Capital Bancorp., the parent company of the Company, or any direct or indirect subsidiary of Capital Bancorp.

2.  Term.

    2.1 Initial Term. The initial term of this Agreement, and the employment of the Executive hereunder, shall commence on January 1, 1996 (the "Commencement Date") and shall expire on May 31, 1998 (the "Expiration Date"), unless sooner terminated in accordance with the terms and conditions hereof (the "Initial Term").

    2.2 Renewal Terms. The Initial Term of this Agreement, and the employment of the Executive hereunder, may be renewed and/or extended for such period or periods as may be mutually agreed to by the Company and the Executive in a written supplement to this Agreement signed by the Executive and the Company ("Written Supplement"). If this Agreement is not so renewed and/or extended prior to the expiration of the Initial Term, this Agreement, and the employment of the Executive hereunder, shall automatically terminate on the Expiration Date.

3.  Compensation.

    3.1 Base Salary. The Executive shall receive a base salary at the annual rate of $138,300 (the "Base Salary") during the term of this Agreement, with such Base Salary payable in installments consistent with the Company's normal payroll schedule, subject to applicable withholding and other taxes. The Base Salary also shall be reviewed, at least annually, for merit increases and may, by action and in the discretion of the Board, be increased at any time or from time to time. If the term of this Agreement shall be renewed and/or extended as provided in Section 2.2 hereof, then during such renewal term of his employment hereunder, the Executive shall be paid a base salary as set forth in the Written Supplement.

    3.2  Signing Loan and Bonuses.

         (a) Upon execution of this Agreement, Capital Bancorp ("Bancorp") shall loan $50,000 to the Executive (the "Signing Loan"). The Signing Loan shall bear interest at the "mid-term applicable federal rate" as such term is defined in Section 1274(d) of the Internal Revenue Code, with principal and interest being payable in five (5) equal annual installments. The Signing Loan shall be evidenced by and payable in accordance with a promissory note in the form attached hereto as Exhibit "A" and made a part hereof.

         (b) On June 1, 1997, and on June 1 of each of the succeeding four (4) years during the term of this Agreement, the Company shall pay an annual bonus (the "Signing Loan Bonus") to the Executive equal to the quotient obtained by dividing (i) the payment due on that date under the Signing Loan, by (ii) 100% minus the highest marginal federal income tax rate applicable to compensation paid by the Company to the Executive for the year (excluding any other income or expenses of the Executive). The portion of the Signing Loan Bonuses that is equal to the payment due under the Signing Loan shall be paid directly to Bancorp on behalf of the Executive at such time as the payment is due under the Signing Loan. The remaining portion of the Signing Loan Bonus, less applicable withholding taxes on the entire Signing Loan Bonus, shall be paid to the Executive.

         (c) In the event that the Executive's employment with the Company terminates by reason of the Executive's death or disability as described under Section 5.2 hereof, is terminated by the Company without Cause under Section 5.4 hereof, is terminated under Section
5.6 hereof after a Change in Control, or terminates at any time after the Expiration Date if the Company has not offered the Executive to renew the term of this Agreement for a period of three
(3) years beyond the Expiration Date on terms substantially the same as those in effect during the Initial Term, then the Company shall pay to the Executive, within 45 days of such termination, a bonus (the "Final Signing Loan Bonus") equal to the quotient obtained by dividing (i) the amount necessary to repay in full the outstanding principal and accrued interest on the Signing Loan, by
(ii) 100% minus the highest marginal federal income tax rate applicable to compensation paid by the Company to the Executive for the immediately preceding year (excluding any other income or expenses of the Executive). The portion of the Final Signing Loan Bonus that is equal to the outstanding principal and accrued interest on the Signing Loan shall be paid directly to Bancorp, on behalf of the Executive. The remaining portion of the Final Signing Loan Bonus, less applicable withholding taxes, shall be paid to the Executive (or the Executive's estate in the case of the Executive's death).

    3.3 Incentive Compensation.The Executive shall be entitled to receive incentive compensation ("Incentive Compensation") during each year of the Initial Term of this Agreement equal to the amount of incentive compensation for such year determined pursuant to the Incentive Bonus Plan attached hereto as Exhibit "B" and made a part hereof, as amended from time to time (the "Incentive Compensation Plan"). In the event that this Agreement terminates on the Expiration Date by reason of the expiration of the term of this Agreement, then the Company shall pay the Executive Incentive Compensation for the period from January 1, 1998 through May 31, 1998, equal to five-twelfths of the Incentive Compensation, if any, for calendar year 1998; provided, however, that the Company's goals under the Incentive Compensation Plan for calendar year 1998 shall be based on (1) the period from January 1, 1998 through May 31, 1998, and (2) unaudited financial information prepared in accordance with generally accepted accounting principles, applied consistently with prior periods, as approved and reviewed by the Board.

    3.4 Section 162(m) Limits. Notwithstanding any other provision of this Agreement to the contrary, if and to the extent that any remuneration payable by the Company to the Executive for any year would exceed the maximum amount of remuneration that the Company may deduct for that year under Section 162(m) ("Section 162(m)") of the Internal Revenue Code of 1986, as amended (the "Code"), payment of the portion of the remuneration for that year that would not be so deductible under Section 162(m) shall, in the sole discretion of the Board, be deferred and become payable at such time or times as the Board determines that it first would be deductible by the Company under Section 162(m), with interest at the "short-term applicable federal rate" as such term is defined in
Section 1274(d) of the Code.  The limitation set forth under this
Section 3.4 shall not apply with respect to any amounts payable to the Executive pursuant to Section 5.6 hereof.

4.  Expense Reimbursement and Other Benefits.

    4.1 Reimbursement of Expenses. During the term of Executive's employment hereunder, the Company, upon the submission of proper substantiation by the Executive, shall reimburse the Executive for all reasonable expenses actually paid or incurred by the Executive in the course of and pursuant to the business of the Company. The Executive shall account to the Company in writing for all expenses for which reimbursement is sought and shall supply to the Company copies of all relevant invoices, receipts or other evidence reasonably requested by the Company.

    4.2 Compensation/Benefit Programs. During the term of this Agreement, the Executive shall be entitled to participate in all medical, dental, hospitalization, accidental death and dismemberment, disability, travel and life insurance plans, and any and all other plans as are presently and hereinafter offered by the Company to its executives, including savings, pension, profit-sharing and deferred compensation plans.

    4.3  Working Facilities.  The Company shall furnish the
Executive with an office, secretarial help and such other facilities and services suitable to his position and adequate for the performance of his duties hereunder.

    4.4 Automobile. The Company shall continue to provide the Executive an automobile comparable to the existing automobile provided to Executive, together with reimbursement of the operating expenses thereof.

    4.5 Stock Options. During the term of this Agreement, the Executive shall be eligible to be granted options to purchase common stock (the "Common Stock") of Bancorp under (and therefore subject to all terms and conditions of) the Capital Bancorp Stock Option Plan as amended, and any successor plan thereto (the "Stock Option Plan") and all rules of regulation of the Securities and Exchange Commission applicable to stock option plans then in effect. The number of options and terms and conditions of options shall be determined by the Stock Option Committee of Bancorp in its discretion and pursuant to the Stock Option Plan.

    4.6 Other Benefits. The Executive shall be entitled to four weeks of vacation every year. The Executive shall receive such additional benefits, if any, as the Chief Executive Officer of the Company shall from time to time determine.

5.  Termination.

    5.1 Termination for Cause. The Company shall at all times have the right, upon written notice to the Executive, to terminate the Executive's employment hereunder, for cause. For purposes of this Agreement, the term "cause" shall mean (i) an action or omission of the Executive which constitutes a willful and material breach of this Agreement which is not cured within fifteen (15) days after receipt by the Executive of written notice of same, (ii) fraud, embezzlement, misappropriation of funds or breach of trust,
(iii) conviction of any crime which involves dishonesty or a breach of trust, (iv) gross negligence in connection with the performance of the Executive's duties hereunder, (v) material and willful or knowing failure or refusal (other than as a result of a disability) by the Executive to perform his duties hereunder, or (vi) the formal written request addressed to the Board of Directors of the Company by any regulatory agency that regulates Capital Bank or Capital Bancorp that the Executive be removed from his duties hereunder and setting forth the basis for such request. Any termination for cause shall be made in writing to the Executive, which notice shall set forth in detail all acts or omissions upon which the Company is relying for such termination. The Executive shall have the right to address the Company's Board regarding the acts set forth in the notice of termination. Upon any termination pursuant to this Section 5.1, the Executive shall be entitled to be paid his Base Salary to the date of termination and the Company shall have no further liability hereunder (other than for (x) reimbursement for reasonable business expenses incurred prior to the date of termination, subject, however, to the provisions of
Section 4.1, and (y) payment of compensation for unused vacation days that have accumulated during the calendar year in which such termination occurs).

    5.2 Disability. The Company shall at all times have the right, upon written notice to the Executive, to terminate the Executive's employment hereunder, if the Executive shall, as the result of mental or physical incapacity, illness or disability, become unable to perform his obligations hereunder for a period of 90 consecutive days. Upon any termination pursuant to this Section 5.2, the Company shall (i) pay to the Executive any unpaid Base Salary through the effective date of termination specified in such notice, (ii) pay to the Executive the Incentive Compensation, if any, and Signing Loan Bonus not yet paid to the Executive for any year prior to such termination, at such times as the Incentive Compensation and Signing Loan Bonus otherwise would have been payable to the Executive, (iii) pay to the Executive a severance payment equal to three (3) months of the Executive's Base Salary at the time of such disability, (iv) pay to the Executive (within 45 days after the end of the calendar quarter in which such termination occurs) a prorata portion (based upon the period ending on the date of termination of the Executive's employment hereunder) of the Incentive Compensation, if any, for the year in which such termination occurs, as calculated pursuant to the terms of Section
3.3 hereof and the Incentive Compensation Plan; provided that the goals under the Incentive Compensation Plan for each period used in the calculation of the Executive's Incentive Compensation, shall be based on (1) the portion of the year through the end of the calendar quarter in which such termination occurs and (2) unaudited financial information prepared in accordance with generally accepted accounting principles, applied consistently with prior periods, as approved and reviewed by the Board, and (v) pay the Final Signing Loan Bonus pursuant to Section 3.2(c) hereof. The Company shall have no further liability hereunder (other than for (x) reimbursement for reasonable business expenses incurred prior to the date of termination, subject, however to the provisions of
Section 4.1, and (y) payment of compensation for unused vacation days that have accumulated during the calendar year in which such termination occurs).

    5.3 Death. In the event of the death of the Executive during the term of his employment hereunder, the Company shall (i) pay to the estate of the deceased Executive any unpaid Base Salary through the Executive's date of death, (ii) pay to the estate of the deceased Executive the Incentive Compensation, if any, and Signing Loan Bonus not yet paid to the Executive for any year prior to the date of death, at such time as the Incentive Compensation and Signing Loan Bonus otherwise would have been payable to the Executive, (iii) pay to the estate of the deceased Executive (within 45 days after the end of the calendar quarter in which his death occurs) a prorata portion (based upon the period ending on the date of death) of the Incentive Compensation, if any, for the year in which his death occurs, as calculated pursuant to the terms of Section 3.3 and the Incentive Compensation Plan; provided that, the goals under the Incentive Compensation Plan for each period used in the calculation of the Executive's Incentive Compensation shall be based on (1) the portion of the year through the end of the calendar quarter in which the Executive's death occurs, and (2) unaudited financial information prepared in accordance with generally accepted accounting principles, applied consistently with prior periods, as approved and reviewed by the Board, and (iv) pay the Final Signing Loan Bonus pursuant to Section 3.2(c) hereof.
The Company shall have no further liability hereunder (other than for (x) reimbursement for reasonable business expenses incurred prior to the date of the Executive's death, subject, however to the provisions of Section 4.1, and (y) payment of compensation for unused vacation days that have accumulated during the calendar year in which such termination occurs).

    5.4 Termination Without Cause. At any time the Company shall have the right to terminate the Executive's employment hereunder by written notice to the Executive. Upon any termination pursuant to this Section 5.4 (that is not a termination under any of Sections 5.1, 5.2, 5.3, 5.5 or 5.6(a)), the Company shall (i) pay to the Executive any unpaid Base Salary through the effective date of termination specified in such notice, (ii) pay to the Executive the Incentive Compensation, if any, and Signing Loan Bonus, not yet paid to the Executive for any year prior to such termination, at such time as the Incentive Compensation and Signing Loan Bonus otherwise would have been payable to the Executive, (iii) continue to pay the Executive's Base Salary through the Expiration Date, in the manner and at such time as the Base Salary otherwise would have been payable to the Executive, (iv) continue to pay the Executive Incentive Compensation and continue to provide the Executive with the benefits he was receiving under Sections 4.2, 4.4 and 4.6 hereof, through the Expiration Date, in the manner and at such times as the compensation or benefits otherwise would have been payable or provided to the Executive, (v) pay to the Executive as a single lump sum payment, within 30 days of the termination of his employment hereunder, a lump sum benefit equal to the value of the portion of his benefits under any savings, pension, profit sharing or deferred compensation plans that are forfeited under such plans by reason of the termination of his employment hereunder, and (vi) pay the Final Signing Loan Bonus pursuant to Section 3.2(c) hereof. In the event that the termination of Executive's employment hereunder shall occur on or before December 31, 1996, then the Incentive Compensation and benefits payable under clause (iv) of this Section 5.4 shall be equal to the amounts that would have been paid or provided to the Executive for the year ended December 31, 1996. In the event that termination of Executive's employment hereunder shall occur after December 31, 1996, then the Incentive Compensation, Signing Loan Bonuses and other benefits payable under clause (iv) of this Section 5.4 shall be equal to the amounts of such compensation and benefits payable or provided to the Executive for the calendar year immediately preceding the termination of Executive's employment hereunder. In the event that the Company is unable to provide the Executive with a continuation of any savings, pension, profit-sharing or deferred compensation plans required hereunder by reason of the termination of the Executive's employment pursuant to this Section 5.4, then the Company shall pay the Executive cash equal to the value of the benefit that otherwise would have accrued for the Executive's benefit under the plan, for the period during which such benefits could not be provided under the plans, said cash payments to be made within 45 days after the end of the year for which such contributions would have been made or would have accrued. The Company's good faith determination of the amount that would have been contributed or the value of any benefits that would have accrued under any plan shall be binding and conclusive on the Executive. Further, the Executive shall continue to vest in the Executive's Stock Options through the Expiration Date in the same manner and to the same extent as if his employment hereunder terminated on the Expiration Date. The Company shall have no further liability hereunder (other than for (x) reimbursement for reasonable business expenses incurred prior to the date of termination, subject, however, to the provisions of
Section 4.1, (y) payment of compensation for unused vacation days that have accumulated during the calendar year in which such termination occurs, and (z) any amounts payable to the Executive pursuant to Section 5.6 hereof by reason of Section 5.6(c)).

    5.5 Resignation by Executive. The Executive shall at all times have the right, upon ninety (90) days written notice to the Company, to terminate the Executive's employment hereunder. Upon any termination pursuant to this Section 5.5, the Company shall (i) pay to the Executive any unpaid Base Salary through the effective date of termination specified in such notice and (ii) pay to the Executive the Incentive Compensation, if any, and Signing Loan Bonus not yet paid to the Executive for any year prior to such termination, at such time as the Incentive Compensation and Signing Loan Bonus otherwise would have been payable to the Executive.
The Company shall have no further liability hereunder (other than for (x) reimbursement for reasonable business expenses incurred prior to the date of termination, subject, however, to the provisions of Section 4.1, (y) payment of compensation for unused vacation days that have accumulated during the calendar year in which such termination occurs, and (z) any amounts payable to the Executive pursuant to Section 5.6 hereof by reason of Section 5.6(c)).

    5.6  Change in Control of the Company.

         (a) In the event that (x) a Change in Control (as defined in paragraph (b) of this Section 5.6) in the Company shall occur during the Initial Term, and (y) within one year after the date of the Change in Control, the Executive is (i) assigned any position, duties or responsibilities that are significantly diminished or changed when compared with the position, duties or responsibilities of the Executive prior to such Change in Control, (ii) forced to relocate to another location more than 25 miles from his location prior to the Change in Control, or (iii) no longer provided coverage under benefit programs in existence prior to the Change in Control (unless a comparable substitute is offered); then the Executive, by written notice to the Company at any time within the thirty (30) day period following the occurrence of an event described in clauses (i) through (iii) of this Section 5.6(a), shall have the right to terminate his employment hereunder. Upon the voluntary termination by the Executive pursuant to this Section 5.6(a), or the involuntary termination of the Executive by the Company within one year after the date of a Change in Control, the Company shall (v) pay to the Executive any unpaid Base Salary through the effective date of termination, (w) pay to the Executive the Incentive Compensation, if any, not yet paid to the Executive for any year prior to such termination, at such time as the Incentive Compensation otherwise would have been payable to the Executive, (x) pay to the Executive (within 45 days after the end of the calendar quarter in which such termination occurs) a prorata portion (based upon the period ending on the date of termination of the Executive's employment hereunder) of the Incentive Compensation, if any, for the year in which such termination occurs, as calculated pursuant to the terms of Section 3.3 hereof and the Incentive Compensation Plan; provided that the Company's goals under the Incentive Compensation Plan for each period used in the calculation of the Executive's Incentive Compensation, shall be based on (1) the portion of the year through the end of the calendar quarter in which such termination occurs, and (2) unaudited financial information prepared in accordance with generally accepted accounting principles, applied consistently with prior periods, as approved and reviewed by the Board, (y) pay the Final Signing Loan Bonus pursuant to Section 3.2(c) hereof, and (z) pay to the Executive as a single lump sum payment, within 45 days of the termination of his employment hereunder, a lump sum payment equal to the sum of (a) the product of (i) an amount which shall not be less than one, equal to the number of days between the date of the Executive's termination of employment with the Company and the Expiration Date, divided by 365 days, and (ii) his annual Base Salary, Incentive Compensation, and the value of the annual fringe benefits required to be provided to the Executive under Sections
4.2 and 4.4 hereof, for the year immediately preceding the year in which his employment terminates, plus (b) the value of the portion of his benefits under any savings, pension, profit sharing or deferred compensation plans that are forfeited under those plans by reason of the termination of his employment hereunder. Further, upon the Change in Control, the Executive's Stock Options shall immediately vest. The Company shall have no further liability hereunder (other than for (1) reimbursement for reasonable business expenses incurred prior to the date of termination, subject, however, to the provisions of Section 4.1, and (2) payment of compensation for unused vacation days that have accumulated during the calendar year in which such termination occurs).

         (b) For purposes of this Agreement, a "Change in Control" shall be deemed to have occurred if:

              (i) an event which would be required to be reported in response to Item (a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act") occurs and the transaction required to be reported is consummated;

              (ii) an event occurs which results in a change in control of the Company or Capital Bancorp within the meaning of the Federal Change in Bank Control Act and/or applicable sections of the Florida Banking Code and/or the rules and regulations promulgated by the Board of Governors of the Federal Reserve System or the Florida Department of Banking as in effect on the date hereof;

              (iii) individuals who constitute the Board of Directors of each of the Company or Capital Bancorp on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by a majority of the Incumbent Board, shall be, for purposes of this clause (iii), considered as though he or she were a member of the Incumbent Board;

              (iv) Capital Bancorp ceases to own at least 80% of the voting stock of the Company;

              (v) there occurs any transaction (which shall include a series of transactions occurring within 60 days or occurring pursuant to a plan) that has the result that shareholders of Capital Bancorp immediately before such transaction cease to own at least 51% of the voting stock of Capital Bancorp or of any entity that results from the participation of Capital Bancorp in a reorganization, consolidation, merger, liquidation or other form of corporate transaction;

              (vi) any person or group of persons (other than those persons who own or control as a group not less than 40% of the outstanding stock of the Company on the date of this Agreement (the "Present Control Group")) acting in concert acquire in excess of both (a) 25% of the outstanding voting stock of Capital Bancorp, and (b) the number of shares of Capital Bancorp with respect to which the Present Control Group, in the aggregate, have voting rights to after such acquisition;

              (vii) Capital Bancorp or the Company liquidate or dissolve; or

              (viii) the Company or Capital Bancorp sells, leases, exchanges or otherwise disposes of all or substantially all of its property or assets.

         (c)  In the event that:

              (i) the Company enters into a letter of intent or a definitive agreement for the Company to enter into a transaction that would constitute a Change in Control (the letter of intent or definitive agreement being hereinafter referred to as a "Change in Control Agreement"), and discussions relating to the transaction reflected in the Change in Control Agreement had commenced while the Executive was employed by the Company;

              (ii)  the Change in Control Agreement is entered into
(a) while the Executive is employed by the Company prior to the Expiration Date, (b) within 90 days after the Company's termination of the Executive's employment without Cause, or (c) within 90 days after the Expiration Date if the Executive was employed by the Company on the Expiration Date;

              (iii) the transaction contemplated by the Change in Control Agreement is effectuated and results in a Change in Control; and

              (iv) within the period that begins on the date on which the Change in Control Agreement is executed by the Company and ends one year after the date of the Change in Control, either
(a) the Executive voluntarily terminates his employment hereunder after one of the events described in clause (i), (ii) or (iii) of paragraph (a) of this Section 5.6 occurs, or (b) the Executive's employment with the Company is involuntarily terminated by the Company;

then the Company shall pay to the Executive the amounts provided in paragraph 5.6(a), reduced by any amounts paid by the Company to the Executive under Section 5.4 or 5.5 hereof, and the Executive's rights to receive any additional amounts under Section 5.4 or 5.5 shall cease.

    5.7  Certain Additional Payments by the Company.

         (a) Anything in this Agreement to the contrary notwithstanding, in the event it shall be determined that any payment, distribution or other action by the Company to or for the benefit of the Executive (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise, but determined without regard to any additional payments required under this Section 5.7) (a "Payment") would be subject to an excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code"), or any interest or penalties are incurred by the Executive with respect to any such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), the Company or Bancorp shall make a payment to the Executive (a "Gross-Up Payment") in an amount equal to the Excise Tax imposed upon the Payments.

         (b) Subject to the provisions of Section 5.7(c), all determinations required to be made under this Section 5.7, including whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determination, shall be made by Deloitte Touche LLP (the "Accounting Firm") which shall provide detailed supporting calculations both to the Company and the Executive within 15 business days of the receipt of notice from the Executive that there has been a Payment, or such earlier time as is requested by the Company. In the event that the Accounting Firm is serving as accountant or auditor for the individual, entity or group effecting the Change of Control, the Executive shall appoint another nationally recognized accounting firm to make the determinations required hereunder (which accounting firm shall then be referred to as the Accounting Firm hereunder). All fees and expenses of the Accounting Firm shall be borne solely by the Company. Any Gross-Up Payment, as determined pursuant to this Section 5.7, shall be paid by the Company to the Executive within five days of the receipt of the Accounting Firm's determination. If the Accounting Firm determines that no Excise Tax is payable by the Executive, it shall furnish the Executive with a written opinion that failure to report the Excise Tax on the Executive's applicable federal income tax return would not result in the imposition of a negligence or similar penalty. Any determination by the Accounting Firm shall be binding upon the Company and the Executive. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Gross-Up Payments which will not have been made by the Company should have been made ("Underpayment"), consistent with the calculations required to be made hereunder. In the event that the Company exhausts its remedies pursuant to Section 5.7(c) and the Executive thereafter is required to make a payment of any Excise Tax, the Accounting Firm shall determine the amount of the Underpayment that has occurred and any such Underpayment shall be promptly paid by the Company to or for the benefit of the Executive.

         (c) The Executive shall notify the Company in writing of any claim by the Internal Revenue Service that, if successful, would require the payment by the Company of the Gross-Up Payment. Such notification shall be given as soon as practicable but no later than ten business days after the Executive is informed in writing of such claim and shall apprise the Company of the nature of such claim and the date on which such claim is requested to be paid. The Executive shall not pay such claim prior to the expiration of the 30-day period following the date on which it gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company notifies the Executive in writing prior to the expiration of such period that it desires to contest such claim, the Executive shall:

              (i) give the Company any information reasonably requested by the Company relating to such claim,

              (ii) take such action in connection with contesting such claim as the Company shall reasonably request in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company,

              (iii) cooperate with the Company in good faith in order effectively to contest such claim, and

              (iv) permit the Company to participate in any proceedings relating to such claim;

provided, however, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such contest and shall indemnify and hold the Executive harmless, on an after-tax basis, for any Excise Tax or income tax (including interest and penalties with respect thereto) imposed as a result of such representation and payment of costs and expenses. Without limitation on the foregoing provisions of this Section 5.7(c), the Company shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forego any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct the Executive to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and the Executive agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; provided, however, that if the Company directs the Executive to pay such claim and sue for a refund, the Company shall advance the amount of such payment to the Executive, on an interest-free basis and shall indemnify and hold the Executive harmless, on an after-tax basis, from any Excise Tax or income tax (including interest or penalties with respect thereto) imposed with respect to such advance or with respect to any imputed income with respect to such advance; and further provided that any extension of the statute of limitations relating to payment of taxes for the taxable year of the Executive with respect to which such contested amount is claimed to be due is limited solely to such contested amount. Furthermore, the Company's control of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and the Executive shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority.

         (d) If, after the receipt by the Executive of an amount advanced by the Company pursuant to Section 5.7(c), the Executive becomes entitled to receive any refund with respect to such claim, the Executive shall (subject to the Company's complying with the requirements of Section 5.7(c)) promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If, after the receipt by the Executive of an amount advanced by the Company pursuant to
Section 5.7(c), a determination is made that the Executive shall not be entitled to any refund with respect to such claim and the Company does not notify the Executive in writing of its intent to contest such denial of refund prior to the expiration of 30 days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid.

    5.8 Survival. The provisions of this Article 5 shall survive the termination of this Agreement, as applicable.

6.  Restrictive Covenants.

    6.1 Non-competition. For the period through the Expiration Date and at all times while the Executive is employed by the Company; the Executive shall not, directly or indirectly, engage in or have any interest in any sole proprietorship, partnership, corporation or business or any other person or entity (whether as an employee, officer, director, partner, agent, security holder, creditor, consultant or otherwise) that directly or indirectly (or through any affiliated entity) engages in competition with the Company in any domestic or foreign market (for this purpose, any financial institution with offices in any city or county in which the Company has an office will be deemed to be in competition with the Company); provided that such provision shall not apply to the Executive's ownership of Common Stock of Bancorp or the acquisition by the Executive, solely as an investment, of securities of any issuer that is registered under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended, and that are listed or admitted for trading on any United States national securities exchange or that are quoted on the National Association of Securities Dealers Automated Quotations System, or any similar system or automated dissemination of quotations of securities prices in common use, so long as the Executive is not a member of any control group (within the meaning of the rules and regulations of the Securities and Exchange Commission) of any such issuer.

    6.2 Nondisclosure. The Executive shall not divulge, communicate, use to the detriment of the Company or for the benefit of any other person or persons, or misuse in any way, any confiden-tial information pertaining to the business of the Company. Any confidential information or data now or hereafter acquired by the Executive with respect to the business of the Company (which shall include, but not be limited to, information concerning the Company's financial condition, prospects, customers, sources of leads and methods of doing business) shall be deemed a valuable, special and unique asset of the Company that is received by the Executive in confidence and as a fiduciary, and Executive shall remain a fiduciary to the Company with respect to all of such information.

    6.3 Nonsolicitation of Employees and Clients. For the period ending on the earlier of (i) termination of Executive's employment with the Company pursuant to Section 5.6 hereof following a Change in Control, and (ii) two years following the Expiration Date (except that, the period shall be six months after the Expiration Date if (1) the Executive is employed by the Company on the Expiration Date, and (2) the Company has not offered, at or prior to the Expiration Date, to employ the Executive after the Expiration Date on terms that provide for payment of (x) a base salary equal to or greater than the Base Salary (adjusted for cost-of-living increases) being paid to the Executive on the Expiration Date, and (y) incentive compensation on terms equal to or greater than the Incentive Compensation terms in effect as of the Expiration Date); the Executive shall not, directly or indirectly, for himself or for any other person, firm, corporation, partnership, association or other entity (a) employ or attempt to employ or enter into any contractual arrangement with any employee or former employee of the Company, unless such employee or former employee has not been employed by the Company for a period in excess of six months, and/or (b) call on or solicit any of the actual or targeted prospective clients of the Company on behalf of any person or entity in connection with any business competitive with the business of the Company, nor shall the Executive make known the names and addresses of such clients or any information relating in any manner to the Company's trade or business relationships with such customers, other than in connection with the performance of Executive's duties under this Agreement.

    6.4 Books and Records. All books, records, and accounts relating in any manner to the customers or clients of the Company, whether prepared by the Executive or otherwise coming into the Executive's possession, shall be the exclusive property of the Company and shall be returned immediately to the Company on termination of the Executive's employment hereunder or on the Company's request at any time.

    6.5  Definition of Company.  Solely for purposes of this
Section 6, the term "Company" also shall include any future subsidiaries of the Company that are operating during the time periods described herein and any other entities that directly or indirectly, through one or more intermediaries, control, are controlled by or are under common control with the Company during the periods described herein.

    6.6 Acknowledgment by Executive. The Executive acknowledges and confirms that the length of the term of the provisions of this
Section 6 and the geographical restrictions contained in Section
6.1 are fair and reasonable and not the result of overreaching, duress or coercion of any kind. The Executive further acknowledges and confirms that his full, uninhibited and faithful observance of each of the covenants contained in this Section 6 will not cause him any undue hardship, financial or otherwise, and that enforcement of each of the covenants contained herein will not impair his ability to obtain employment commensurate with his abilities and on terms fully acceptable to him or otherwise to obtain income required for the comfortable support of him and his family and the satisfaction of the needs of his creditors. The Executive acknowledges and confirms that his special knowledge of the business of the Company is such as would cause the Company serious injury or loss if he were to use such ability and knowledge to the benefit of a competitor or were to compete with the Company in violation of the terms of this Section 6.

    6.7 Survival. The provisions of this Section 6 shall survive the termination of this Agreement, as applicable.

7. Injunction. It is recognized and hereby acknowledged by the parties hereto that a breach by the Executive of any of the covenants contained in Section 6 of this Agreement will cause irreparable harm and damage to the Company, the monetary amount of which may be virtually impossible to ascertain. As a result, the Executive recognizes and hereby acknowledges that the Company shall be entitled to an injunction from any court of competent jurisdiction enjoining and restraining any violation of any or all of the covenants contained in Section 6 of this Agreement by the Executive or any of his affiliates, associates, partners or agents, either directly or indirectly, and that such right to injunction shall be cumulative and in addition to whatever other remedies the Company may possess.

8. Assignment. Neither party shall have the right to assign or delegate his rights or obligations hereunder, or any portion thereof, to any other person.

9. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida.

10. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and, upon its effectiveness, shall supersede all prior agreements, understandings and arrangements, both oral and written, between the Executive and the Company (or any of its affiliates) with respect to such subject matter. This Agreement may not be modified in any way unless by a written instrument signed by both the Company and the Executive.

11. Notices: Any notice required or permitted to be given hereunder shall be deemed given when delivered by hand or when deposited in the United States mail, by registered or certified mail, return receipt requested, postage prepaid, (i) if to the Company, addressed to Capital Bank, 1221 Brickell Avenue, Miami, Florida 33133, Attention: President, and (ii) if to the Executive, to his address as reflected on the payroll records of the Company, or to such other address as either party hereto may from time to time give notice of to the other.

12. Benefits; Binding Effect. This Agreement shall be for the benefit of and binding upon the parties hereto and their respective heirs, personal representatives, legal representatives, successors and, where applicable, assigns, including, without limitation, any successor to the Company, whether by merger, consolidation, sale of stock, sale of assets or otherwise.

13. Severability. The invalidity of any one or more of the words, phrases, sentences, clauses or sections contained in this Agreement shall not affect the enforceability of the remaining portions of this Agreement or any part thereof, all of which are inserted conditionally on their being valid in law, and, in the event that any one or more of the words, phrases, sentences, clauses or sections contained in this Agreement shall be declared invalid, this Agreement shall be construed as if such invalid word or words, phrase or phrases, sentence or sentences, clause or clauses, or section or sections had not been inserted. If such invalidity is caused by length of time or size of area, or both, the otherwise invalid provision will be considered to be reduced to a period or area which would cure such invalidity.

14. Waivers. The waiver by either party hereto of a breach or violation of any term or provision of this Agreement shall not operate nor be construed as a waiver of any subsequent breach or violation.

15. Damages. Nothing contained herein shall be construed to prevent the Company or the Executive from seeking and recovering from the other damages sustained by either or both of them as a result of its or his breach of any term or provision of this Agreement. In the event that either party hereto brings suit for the collection of any damages resulting from, or the injunction of any action constituting, a breach of any of the terms or provisions of this Agreement, then the party found to be at fault shall pay all reasonable court costs and attorneys' fees of the other.

16. Section Headings. The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

17. No Third Party Beneficiary. Nothing expressed or implied in this Agreement is intended, or shall be construed, to confer upon or give any person other than the Company, the parties hereto and their respective heirs, personal representatives, legal represen-tatives, successors and assigns, any rights or remedies under or by reason of this Agreement.

18.  Indemnification.

    (a) Subject to limitations imposed by law, the Company shall indemnify and hold harmless the Executive to the fullest extent permitted by law from and against any and all claims, damages, expenses (including attorneys' fees), judgments, penalties, fines, settlements, and all other liabilities incurred or paid by him in connection with the investigation, defense, prosecution, settlement or appeal of any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative and to which the Executive was or is a party or is threatened to be made a party by reason of the fact that the Executive is or was an officer, employee or agent of the Company, or by reason of anything done or not done by the Executive in any such capacity or capacities, provided that the Executive acted in good faith, in a manner that was not grossly negligent or constituted wilful misconduct and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The Company also shall pay any and all expenses (including attorney's fees) incurred by the Executive as a result of the Executive being called as a witness in connection with any matter involving the Company and/or any of its officers or directors. The Company shall advance.

    (b) The Company shall pay any expenses (including attorneys' fees), judgments, penalties, fines, settlements, and other liabilities incurred by the Executive in investigating, defending, settling or appealing any action, suit or proceeding described in this Section 18 in advance of the final disposition of such action, suit or proceeding. The Company shall promptly pay the amount of such expenses to the Executive, but in no event later than 10 days following the Executive's delivery to the Company of a written request for an advance pursuant to this Section 18, together with a reasonable accounting of such expenses.

    (c) The Executive hereby undertakes and agrees to repay to the Company any advances made pursuant to this Section 18 if and to the extent that it shall ultimately be found that the Executive is not entitled to be indemnified by the Company for such amounts.

    (d)  The Company shall make the advances contemplated by this
Section 18 regardless of the Executive's financial ability to make repayment, and regardless whether indemnification of the Indemnitee by the Company will ultimately be required. Any advances and undertakings to repay pursuant to this Section 18 shall be unsecured and interest-free.

    (e) The provisions of this Section 18 shall survive the termination of this Agreement.

19. Regulatory Limitations. Notwithstanding anything else contained herein, no payment shall be made hereunder that constitutes a golden parachute payment or prohibited indemnification payment in violation of 12 CFR Part 359.

20. Waiver of Jury Trial. The undersigned expressly (i) waive any right to a trial by jury of any claim, demand, action or cause of action arising out of this Agreement or in any way related or incidental to the performance of the parties' obligations hereunder, and (ii) agree that the Company or the Executive may file an original counterpart or copy of this Section 20 with any court as written evidence of the consent to the waiver of the right to trial by jury.

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

                          COMPANY:

                          CAPITAL BANK

                          By:  /s/ DANIEL M. HOLTZ
                          ---------------------------------
                          Daniel M. Holtz
                          Chief Executive Officer

                          EXECUTIVE:

                          /s/ LUCIOUS T. HARRIS
                          ---------------------------------
                          LUCIOUS T. HARRIS
                              Exhibit 10.7

                           EMPLOYMENT AGREEMENT



This Employment Agreement ("Agreement") is made and entered into on this 12th day of June, 1996 as of January 1, 1996 by and between CAPITAL BANK, a Florida corporation (the "Company"), and DAVID
KONFINO (hereinafter called the "Executive").


                            R E C I T A L S

A. The Executive is currently employed as the Chief International Officer of the Company.

B. The Executive possesses intimate knowledge of the business and affairs of the Company, its policies, methods and personnel.

C. The Board of Directors of the Company (the "Board") recognizes that the Executive has contributed to the growth and success of the Company, and desires to assure the Company of the Executive's continued employment and to compensate him therefor.

D. The Board has determined that this Agreement will reinforce and encourage the Executive's continued attention and dedication to the Company.

E. The Executive is willing to make his services available to the Company and on the terms and conditions hereinafter set forth.


                                AGREEMENT

NOW, THEREFORE, in consideration of the premises and mutual covenants set forth herein, the parties agree as follows:

1.  Employment.

    1.1 Employment and Term. The Company hereby agrees to employ the Executive and the Executive hereby agrees to serve the Company on the terms and conditions set forth herein.

    1.2 Duties of Executive. During the term of this Agreement, the Executive shall serve as the Chief International Officer of the Company, shall diligently perform all services as may be assigned to him by the Board or the Chief Executive Officer of the Company (provided that, such services shall not materially differ from the services currently provided by the Executive), and shall exercise such power and authority as may from time to time be delegated to him by the Board or the Chief Executive Officer of the Company.
The Executive shall devote his full time and attention to the business and affairs of the Company, render such services to the best of his ability, and use his best efforts to promote the interests of the Company; provided, however that nothing in this Agreement shall preclude the Executive from providing services to, and receiving compensation from, Capital Bancorp., the parent company of the Company, or any direct or indirect subsidiary of Capital Bancorp.

2.  Term.

    2.1 Initial Term. The initial term of this Agreement, and the employment of the Executive hereunder, shall commence on January 1, 1996 (the "Commencement Date") and shall expire on May 31, 1998 (the "Expiration Date"), unless sooner terminated in accordance with the terms and conditions hereof (the "Initial Term").

    2.2 Renewal Terms. The Initial Term of this Agreement, and the employment of the Executive hereunder, may be renewed and/or extended for such period or periods as may be mutually agreed to by the Company and the Executive in a written supplement to this Agreement signed by the Executive and the Company ("Written Supplement"). If this Agreement is not so renewed and/or extended prior to the expiration of the Initial Term, this Agreement, and the employment of the Executive hereunder, shall automatically terminate on the Expiration Date.

3.  Compensation.

    3.1 Base Salary. The Executive shall receive a base salary at the annual rate of $150,000 (the "Base Salary") during the term of this Agreement, with such Base Salary payable in installments consistent with the Company's normal payroll schedule, subject to applicable withholding and other taxes. The Base Salary also shall be reviewed, at least annually, for merit increases and may, by action and in the discretion of the Board, be increased at any time or from time to time. If the term of this Agreement shall be renewed and/or extended as provided in Section 2.2 hereof, then during such renewal term of his employment hereunder, the Executive shall be paid a base salary as set forth in the Written Supplement.

    3.2  Signing Loan and Bonuses.

         (a) Upon execution of this Agreement, Capital Bancorp ("Bancorp") shall loan $50,000 to the Executive (the "Signing Loan"). The Signing Loan shall bear interest at the "mid-term applicable federal rate" as such term is defined in Section 1274(d) of the Internal Revenue Code, with principal and interest being payable in five (5) equal annual installments. The Signing Loan shall be evidenced by and payable in accordance with a promissory note in the form attached hereto as Exhibit "A" and made a part hereof.

         (b) On June 1, 1997, and on June 1 of each of the succeeding four (4) years during the term of this Agreement, the Company shall pay an annual bonus (the "Signing Loan Bonus") to the Executive equal to the quotient obtained by dividing (i) the payment due on that date under the Signing Loan, by (ii) 100% minus the highest marginal federal income tax rate applicable to compensation paid by the Company to the Executive for the year (excluding any other income or expenses of the Executive). The portion of the Signing Loan Bonuses that is equal to the payment due under the Signing Loan shall be paid directly to Bancorp on behalf of the Executive at such time as the payment is due under the Signing Loan. The remaining portion of the Signing Loan Bonus, less applicable withholding taxes on the entire Signing Loan Bonus, shall be paid to the Executive.

         (c) In the event that the Executive's employment with the Company terminates by reason of the Executive's death or disability as described under Section 5.2 hereof, is terminated by the Company without Cause under Section 5.4 hereof, is terminated under Section
5.6 hereof after a Change in Control, or terminates at any time after the Expiration Date if the Company has not offered the Executive to renew the term of this Agreement for a period of three
(3) years beyond the Expiration Date on terms substantially the same as those in effect during the Initial Term, then the Company shall pay to the Executive, within 45 days of such termination, a bonus (the "Final Signing Loan Bonus") equal to the quotient obtained by dividing (i) the amount necessary to repay in full the outstanding principal and accrued interest on the Signing Loan, by
(ii) 100% minus the highest marginal federal income tax rate applicable to compensation paid by the Company to the Executive for the immediately preceding year (excluding any other income or expenses of the Executive). The portion of the Final Signing Loan Bonus that is equal to the outstanding principal and accrued interest on the Signing Loan shall be paid directly to Bancorp, on behalf of the Executive. The remaining portion of the Final Signing Loan Bonus, less applicable withholding taxes, shall be paid to the Executive (or the Executive's estate in the case of the Executive's death).

    3.3 Incentive Compensation.The Executive shall be entitled to receive incentive compensation ("Incentive Compensation") during each year of the Initial Term of this Agreement equal to the amount of incentive compensation for such year determined pursuant to the Incentive Bonus Plan attached hereto as Exhibit "B" and made a part hereof, as amended from time to time (the "Incentive Compensation Plan"). In the event that this Agreement terminates on the Expiration Date by reason of the expiration of the term of this Agreement, then the Company shall pay the Executive Incentive Compensation for the period from January 1, 1998 through May 31, 1998, equal to five-twelfths of the Incentive Compensation, if any, for calendar year 1998; provided, however, that the Company's goals under the Incentive Compensation Plan for calendar year 1998 shall be based on (1) the period from January 1, 1998 through May 31, 1998, and (2) unaudited financial information prepared in accordance with generally accepted accounting principles, applied consistently with prior periods, as approved and reviewed by the Board.

    3.4 Section 162(m) Limits. Notwithstanding any other provision of this Agreement to the contrary, if and to the extent that any remuneration payable by the Company to the Executive for any year would exceed the maximum amount of remuneration that the Company may deduct for that year under Section 162(m) ("Section 162(m)") of the Internal Revenue Code of 1986, as amended (the "Code"), payment of the portion of the remuneration for that year that would not be so deductible under Section 162(m) shall, in the sole discretion of the Board, be deferred and become payable at such time or times as the Board determines that it first would be deductible by the Company under Section 162(m), with interest at the "short-term applicable federal rate" as such term is defined in
Section 1274(d) of the Code.  The limitation set forth under this
Section 3.4 shall not apply with respect to any amounts payable to the Executive pursuant to Section 5.6 hereof.

4.  Expense Reimbursement and Other Benefits.

    4.1 Reimbursement of Expenses. During the term of Executive's employment hereunder, the Company, upon the submission of proper substantiation by the Executive, shall reimburse the Executive for all reasonable expenses actually paid or incurred by the Executive in the course of and pursuant to the business of the Company. The Executive shall account to the Company in writing for all expenses for which reimbursement is sought and shall supply to the Company copies of all relevant invoices, receipts or other evidence reasonably requested by the Company.

    4.2 Compensation/Benefit Programs. During the term of this Agreement, the Executive shall be entitled to participate in all medical, dental, hospitalization, accidental death and dismemberment, disability, travel and life insurance plans, and any and all other plans as are presently and hereinafter offered by the Company to its executives, including savings, pension, profit-sharing and deferred compensation plans.

    4.3  Working Facilities.  The Company shall furnish the
Executive with an office, secretarial help and such other facilities and services suitable to his position and adequate for the performance of his duties hereunder.

    4.4 Automobile. The Company shall continue to provide the Executive an automobile comparable to the existing automobile provided to Executive, together with reimbursement of the operating expenses thereof.

    4.5 Stock Options. During the term of this Agreement, the Executive shall be eligible to be granted options to purchase common stock (the "Common Stock") of Bancorp under (and therefore subject to all terms and conditions of) the Capital Bancorp Stock Option Plan as amended, and any successor plan thereto (the "Stock Option Plan") and all rules of regulation of the Securities and Exchange Commission applicable to stock option plans then in effect. The number of options and terms and conditions of options shall be determined by the Stock Option Committee of Bancorp in its discretion and pursuant to the Stock Option Plan.

    4.6 Other Benefits. The Executive shall be entitled to four weeks of vacation every year. The Executive shall receive such additional benefits, if any, as the Chief Executive Officer of the Company shall from time to time determine.

5.  Termination.

    5.1 Termination for Cause. The Company shall at all times have the right, upon written notice to the Executive, to terminate the Executive's employment hereunder, for cause. For purposes of this Agreement, the term "cause" shall mean (i) an action or omission of the Executive which constitutes a willful and material breach of this Agreement which is not cured within fifteen (15) days after receipt by the Executive of written notice of same, (ii) fraud, embezzlement, misappropriation of funds or breach of trust,
(iii) conviction of any crime which involves dishonesty or a breach of trust, (iv) gross negligence in connection with the performance of the Executive's duties hereunder, (v) material and willful or knowing failure or refusal (other than as a result of a disability) by the Executive to perform his duties hereunder, or (vi) the formal written request addressed to the Board of Directors of the Company by any regulatory agency that regulates Capital Bank or Capital Bancorp that the Executive be removed from his duties hereunder and setting forth the basis for such request. Any termination for cause shall be made in writing to the Executive, which notice shall set forth in detail all acts or omissions upon which the Company is relying for such termination. The Executive shall have the right to address the Company's Board regarding the acts set forth in the notice of termination. Upon any termination pursuant to this Section 5.1, the Executive shall be entitled to be paid his Base Salary to the date of termination and the Company shall have no further liability hereunder (other than for (x) reimbursement for reasonable business expenses incurred prior to the date of termination, subject, however, to the provisions of
Section 4.1, and (y) payment of compensation for unused vacation days that have accumulated during the calendar year in which such termination occurs).

    5.2 Disability. The Company shall at all times have the right, upon written notice to the Executive, to terminate the Executive's employment hereunder, if the Executive shall, as the result of mental or physical incapacity, illness or disability, become unable to perform his obligations hereunder for a period of 90 consecutive days. Upon any termination pursuant to this Section 5.2, the Company shall (i) pay to the Executive any unpaid Base Salary through the effective date of termination specified in such notice, (ii) pay to the Executive the Incentive Compensation, if any, and Signing Loan Bonus not yet paid to the Executive for any year prior to such termination, at such times as the Incentive Compensation and Signing Loan Bonus otherwise would have been payable to the Executive, (iii) pay to the Executive a severance payment equal to three (3) months of the Executive's Base Salary at the time of such disability, (iv) pay to the Executive (within 45 days after the end of the calendar quarter in which such termination occurs) a prorata portion (based upon the period ending on the date of termination of the Executive's employment hereunder) of the Incentive Compensation, if any, for the year in which such termination occurs, as calculated pursuant to the terms of Section
3.3 hereof and the Incentive Compensation Plan; provided that the goals under the Incentive Compensation Plan for each period used in the calculation of the Executive's Incentive Compensation, shall be based on (1) the portion of the year through the end of the calendar quarter in which such termination occurs and (2) unaudited financial information prepared in accordance with generally accepted accounting principles, applied consistently with prior periods, as approved and reviewed by the Board, and (v) pay the Final Signing Loan Bonus pursuant to Section 3.2(c) hereof. The Company shall have no further liability hereunder (other than for (x) reimbursement for reasonable business expenses incurred prior to the date of termination, subject, however to the provisions of
Section 4.1, and (y) payment of compensation for unused vacation days that have accumulated during the calendar year in which such termination occurs).

    5.3 Death. In the event of the death of the Executive during the term of his employment hereunder, the Company shall (i) pay to the estate of the deceased Executive any unpaid Base Salary through the Executive's date of death, (ii) pay to the estate of the deceased Executive the Incentive Compensation, if any, and Signing Loan Bonus not yet paid to the Executive for any year prior to the date of death, at such time as the Incentive Compensation and Signing Loan Bonus otherwise would have been payable to the Executive, (iii) pay to the estate of the deceased Executive (within 45 days after the end of the calendar quarter in which his death occurs) a prorata portion (based upon the period ending on the date of death) of the Incentive Compensation, if any, for the year in which his death occurs, as calculated pursuant to the terms of Section 3.3 and the Incentive Compensation Plan; provided that, the goals under the Incentive Compensation Plan for each period used in the calculation of the Executive's Incentive Compensation shall be based on (1) the portion of the year through the end of the calendar quarter in which the Executive's death occurs, and (2) unaudited financial information prepared in accordance with generally accepted accounting principles, applied consistently with prior periods, as approved and reviewed by the Board, and (iv) pay the Final Signing Loan Bonus pursuant to Section 3.2(c) hereof.
The Company shall have no further liability hereunder (other than for (x) reimbursement for reasonable business expenses incurred prior to the date of the Executive's death, subject, however to the provisions of Section 4.1, and (y) payment of compensation for unused vacation days that have accumulated during the calendar year in which such termination occurs).

    5.4 Termination Without Cause. At any time the Company shall have the right to terminate the Executive's employment hereunder by written notice to the Executive. Upon any termination pursuant to this Section 5.4 (that is not a termination under any of Sections 5.1, 5.2, 5.3, 5.5 or 5.6(a)), the Company shall (i) pay to the Executive any unpaid Base Salary through the effective date of termination specified in such notice, (ii) pay to the Executive the Incentive Compensation, if any, and Signing Loan Bonus, not yet paid to the Executive for any year prior to such termination, at such time as the Incentive Compensation and Signing Loan Bonus otherwise would have been payable to the Executive, (iii) continue to pay the Executive's Base Salary through the Expiration Date, in the manner and at such time as the Base Salary otherwise would have been payable to the Executive, (iv) continue to pay the Executive Incentive Compensation and continue to provide the Executive with the benefits he was receiving under Sections 4.2, 4.4 and 4.6 hereof, through the Expiration Date, in the manner and at such times as the compensation or benefits otherwise would have been payable or provided to the Executive, (v) pay to the Executive as a single lump sum payment, within 30 days of the termination of his employment hereunder, a lump sum benefit equal to the value of the portion of his benefits under any savings, pension, profit sharing or deferred compensation plans that are forfeited under such plans by reason of the termination of his employment hereunder, and (vi) pay the Final Signing Loan Bonus pursuant to Section 3.2(c) hereof. In the event that the termination of Executive's employment hereunder shall occur on or before December 31, 1996, then the Incentive Compensation and benefits payable under clause (iv) of this Section 5.4 shall be equal to the amounts that would have been paid or provided to the Executive for the year ended December 31, 1996. In the event that termination of Executive's employment hereunder shall occur after December 31, 1996, then the Incentive Compensation, Signing Loan Bonuses and other benefits payable under clause (iv) of this Section 5.4 shall be equal to the amounts of such compensation and benefits payable or provided to the Executive for the calendar year immediately preceding the termination of Executive's employment hereunder. In the event that the Company is unable to provide the Executive with a continuation of any savings, pension, profit-sharing or deferred compensation plans required hereunder by reason of the termination of the Executive's employment pursuant to this Section 5.4, then the Company shall pay the Executive cash equal to the value of the benefit that otherwise would have accrued for the Executive's benefit under the plan, for the period during which such benefits could not be provided under the plans, said cash payments to be made within 45 days after the end of the year for which such contributions would have been made or would have accrued. The Company's good faith determination of the amount that would have been contributed or the value of any benefits that would have accrued under any plan shall be binding and conclusive on the Executive. Further, the Executive shall continue to vest in the Executive's Stock Options through the Expiration Date in the same manner and to the same extent as if his employment hereunder terminated on the Expiration Date. The Company shall have no further liability hereunder (other than for (x) reimbursement for reasonable business expenses incurred prior to the date of termination, subject, however, to the provisions of
Section 4.1, (y) payment of compensation for unused vacation days that have accumulated during the calendar year in which such termination occurs, and (z) any amounts payable to the Executive pursuant to Section 5.6 hereof by reason of Section 5.6(c)).

    5.5 Resignation by Executive. The Executive shall at all times have the right, upon ninety (90) days written notice to the Company, to terminate the Executive's employment hereunder. Upon any termination pursuant to this Section 5.5, the Company shall (i) pay to the Executive any unpaid Base Salary through the effective date of termination specified in such notice and (ii) pay to the Executive the Incentive Compensation, if any, and Signing Loan Bonus not yet paid to the Executive for any year prior to such termination, at such time as the Incentive Compensation and Signing Loan Bonus otherwise would have been payable to the Executive.
The Company shall have no further liability hereunder (other than for (x) reimbursement for reasonable business expenses incurred prior to the date of termination, subject, however, to the provisions of Section 4.1, (y) payment of compensation for unused vacation days that have accumulated during the calendar year in which such termination occurs, and (z) any amounts payable to the Executive pursuant to Section 5.6 hereof by reason of Section 5.6(c)).

    5.6  Change in Control of the Company.

         (a) In the event that (x) a Change in Control (as defined in paragraph (b) of this Section 5.6) in the Company shall occur during the Initial Term, and (y) within one year after the date of the Change in Control, the Executive is (i) assigned any position, duties or responsibilities that are significantly diminished or changed when compared with the position, duties or responsibilities of the Executive prior to such Change in Control, (ii) forced to relocate to another location more than 25 miles from his location prior to the Change in Control, or (iii) no longer provided coverage under benefit programs in existence prior to the Change in Control (unless a comparable substitute is offered); then the Executive, by written notice to the Company at any time within the thirty (30) day period following the occurrence of an event described in clauses (i) through (iii) of this Section 5.6(a), shall have the right to terminate his employment hereunder. Upon the voluntary termination by the Executive pursuant to this Section 5.6(a), or the involuntary termination of the Executive by the Company within one year after the date of a Change in Control, the Company shall (v) pay to the Executive any unpaid Base Salary through the effective date of termination, (w) pay to the Executive the Incentive Compensation, if any, not yet paid to the Executive for any year prior to such termination, at such time as the Incentive Compensation otherwise would have been payable to the Executive, (x) pay to the Executive (within 45 days after the end of the calendar quarter in which such termination occurs) a prorata portion (based upon the period ending on the date of termination of the Executive's employment hereunder) of the Incentive Compensation, if any, for the year in which such termination occurs, as calculated pursuant to the terms of Section 3.3 hereof and the Incentive Compensation Plan; provided that the Company's goals under the Incentive Compensation Plan for each period used in the calculation of the Executive's Incentive Compensation, shall be based on (1) the portion of the year through the end of the calendar quarter in which such termination occurs, and (2) unaudited financial information prepared in accordance with generally accepted accounting principles, applied consistently with prior periods, as approved and reviewed by the Board, (y) pay the Final Signing Loan Bonus pursuant to Section 3.2(c) hereof, and (z) pay to the Executive as a single lump sum payment, within 45 days of the termination of his employment hereunder, a lump sum payment equal to the sum of (a) the product of (i) an amount which shall not be less than one, equal to the number of days between the date of the Executive's termination of employment with the Company and the Expiration Date, divided by 365 days, and (ii) his annual Base Salary, Incentive Compensation, and the value of the annual fringe benefits required to be provided to the Executive under Sections
4.2 and 4.4 hereof, for the year immediately preceding the year in which his employment terminates, plus (b) the value of the portion of his benefits under any savings, pension, profit sharing or deferred compensation plans that are forfeited under those plans by reason of the termination of his employment hereunder. Further, upon the Change in Control, the Executive's Stock Options shall immediately vest. The Company shall have no further liability hereunder (other than for (1) reimbursement for reasonable business expenses incurred prior to the date of termination, subject, however, to the provisions of Section 4.1, and (2) payment of compensation for unused vacation days that have accumulated during the calendar year in which such termination occurs).

         (b) For purposes of this Agreement, a "Change in Control" shall be deemed to have occurred if:

              (i) an event which would be required to be reported in response to Item (a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act") occurs and the transaction required to be reported is consummated;

              (ii) an event occurs which results in a change in control of the Company or Capital Bancorp within the meaning of the Federal Change in Bank Control Act and/or applicable sections of the Florida Banking Code and/or the rules and regulations promulgated by the Board of Governors of the Federal Reserve System or the Florida Department of Banking as in effect on the date hereof;

              (iii) individuals who constitute the Board of Directors of each of the Company or Capital Bancorp on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by a majority of the Incumbent Board, shall be, for purposes of this clause (iii), considered as though he or she were a member of the Incumbent Board;

              (iv) Capital Bancorp ceases to own at least 80% of the voting stock of the Company;

              (v) there occurs any transaction (which shall include a series of transactions occurring within 60 days or occurring pursuant to a plan) that has the result that shareholders of Capital Bancorp immediately before such transaction cease to own at least 51% of the voting stock of Capital Bancorp or of any entity that results from the participation of Capital Bancorp in a reorganization, consolidation, merger, liquidation or other form of corporate transaction;

              (vi) any person or group of persons (other than those persons who own or control as a group not less than 40% of the outstanding stock of the Company on the date of this Agreement (the "Present Control Group")) acting in concert acquire in excess of both (a) 25% of the outstanding voting stock of Capital Bancorp, and (b) the number of shares of Capital Bancorp with respect to which the Present Control Group, in the aggregate, have voting rights to after such acquisition;

              (vii) Capital Bancorp or the Company liquidate or dissolve; or

              (viii) the Company or Capital Bancorp sells, leases, exchanges or otherwise disposes of all or substantially all of its property or assets.

         (c)  In the event that:

              (i) the Company enters into a letter of intent or a definitive agreement for the Company to enter into a transaction that would constitute a Change in Control (the letter of intent or definitive agreement being hereinafter referred to as a "Change in Control Agreement"), and discussions relating to the transaction reflected in the Change in Control Agreement had commenced while the Executive was employed by the Company;

              (ii)  the Change in Control Agreement is entered into
(a) while the Executive is employed by the Company prior to the Expiration Date, (b) within 90 days after the Company's termination of the Executive's employment without Cause, or (c) within 90 days after the Expiration Date if the Executive was employed by the Company on the Expiration Date;

              (iii) the transaction contemplated by the Change in Control Agreement is effectuated and results in a Change in Control; and

              (iv) within the period that begins on the date on which the Change in Control Agreement is executed by the Company and ends one year after the date of the Change in Control, either
(a) the Executive voluntarily terminates his employment hereunder after one of the events described in clause (i), (ii) or (iii) of paragraph (a) of this Section 5.6 occurs, or (b) the Executive's employment with the Company is involuntarily terminated by the Company;

then the Company shall pay to the Executive the amounts provided in paragraph 5.6(a), reduced by any amounts paid by the Company to the Executive under Section 5.4 or 5.5 hereof, and the Executive's rights to receive any additional amounts under Section 5.4 or 5.5 shall cease.

    5.7  Certain Additional Payments by the Company.

         (a) Anything in this Agreement to the contrary notwithstanding, in the event it shall be determined that any payment, distribution or other action by the Company to or for the benefit of the Executive (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise, but determined without regard to any additional payments required under this Section 5.7) (a "Payment") would be subject to an excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code"), or any interest or penalties are incurred by the Executive with respect to any such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), the Company or Bancorp shall make a payment to the Executive (a "Gross-Up Payment") in an amount equal to the Excise Tax imposed upon the Payments.

         (b) Subject to the provisions of Section 5.7(c), all determinations required to be made under this Section 5.7, including whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determination, shall be made by Deloitte Touche LLP (the "Accounting Firm") which shall provide detailed supporting calculations both to the Company and the Executive within 15 business days of the receipt of notice from the Executive that there has been a Payment, or such earlier time as is requested by the Company. In the event that the Accounting Firm is serving as accountant or auditor for the individual, entity or group effecting the Change of Control, the Executive shall appoint another nationally recognized accounting firm to make the determinations required hereunder (which accounting firm shall then be referred to as the Accounting Firm hereunder). All fees and expenses of the Accounting Firm shall be borne solely by the Company. Any Gross-Up Payment, as determined pursuant to this Section 5.7, shall be paid by the Company to the Executive within five days of the receipt of the Accounting Firm's determination. If the Accounting Firm determines that no Excise Tax is payable by the Executive, it shall furnish the Executive with a written opinion that failure to report the Excise Tax on the Executive's applicable federal income tax return would not result in the imposition of a negligence or similar penalty. Any determination by the Accounting Firm shall be binding upon the Company and the Executive. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Gross-Up Payments which will not have been made by the Company should have been made ("Underpayment"), consistent with the calculations required to be made hereunder. In the event that the Company exhausts its remedies pursuant to Section 5.7(c) and the Executive thereafter is required to make a payment of any Excise Tax, the Accounting Firm shall determine the amount of the Underpayment that has occurred and any such Underpayment shall be promptly paid by the Company to or for the benefit of the Executive.

         (c) The Executive shall notify the Company in writing of any claim by the Internal Revenue Service that, if successful, would require the payment by the Company of the Gross-Up Payment. Such notification shall be given as soon as practicable but no later than ten business days after the Executive is informed in writing of such claim and shall apprise the Company of the nature of such claim and the date on which such claim is requested to be paid. The Executive shall not pay such claim prior to the expiration of the 30-day period following the date on which it gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company notifies the Executive in writing prior to the expiration of such period that it desires to contest such claim, the Executive shall:

              (i) give the Company any information reasonably requested by the Company relating to such claim,

              (ii) take such action in connection with contesting such claim as the Company shall reasonably request in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company,

              (iii) cooperate with the Company in good faith in order effectively to contest such claim, and

              (iv) permit the Company to participate in any proceedings relating to such claim;

provided, however, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such contest and shall indemnify and hold the Executive harmless, on an after-tax basis, for any Excise Tax or income tax (including interest and penalties with respect thereto) imposed as a result of such representation and payment of costs and expenses. Without limitation on the foregoing provisions of this Section 5.7(c), the Company shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forego any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct the Executive to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and the Executive agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; provided, however, that if the Company directs the Executive to pay such claim and sue for a refund, the Company shall advance the amount of such payment to the Executive, on an interest-free basis and shall indemnify and hold the Executive harmless, on an after-tax basis, from any Excise Tax or income tax (including interest or penalties with respect thereto) imposed with respect to such advance or with respect to any imputed income with respect to such advance; and further provided that any extension of the statute of limitations relating to payment of taxes for the taxable year of the Executive with respect to which such contested amount is claimed to be due is limited solely to such contested amount. Furthermore, the Company's control of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and the Executive shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority.

         (d) If, after the receipt by the Executive of an amount advanced by the Company pursuant to Section 5.7(c), the Executive becomes entitled to receive any refund with respect to such claim, the Executive shall (subject to the Company's complying with the requirements of Section 5.7(c)) promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If, after the receipt by the Executive of an amount advanced by the Company pursuant to
Section 5.7(c), a determination is made that the Executive shall not be entitled to any refund with respect to such claim and the Company does not notify the Executive in writing of its intent to contest such denial of refund prior to the expiration of 30 days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid.

    5.8 Survival. The provisions of this Article 5 shall survive the termination of this Agreement, as applicable.

6.  Restrictive Covenants.

    6.1 Non-competition. For the period through the Expiration Date and at all times while the Executive is employed by the Company; the Executive shall not, directly or indirectly, engage in or have any interest in any sole proprietorship, partnership, corporation or business or any other person or entity (whether as an employee, officer, director, partner, agent, security holder, creditor, consultant or otherwise) that directly or indirectly (or through any affiliated entity) engages in competition with the Company in any domestic or foreign market (for this purpose, any financial institution with offices in any city or county in which the Company has an office will be deemed to be in competition with the Company); provided that such provision shall not apply to the Executive's ownership of Common Stock of Bancorp or the acquisition by the Executive, solely as an investment, of securities of any issuer that is registered under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended, and that are listed or admitted for trading on any United States national securities exchange or that are quoted on the National Association of Securities Dealers Automated Quotations System, or any similar system or automated dissemination of quotations of securities prices in common use, so long as the Executive is not a member of any control group (within the meaning of the rules and regulations of the Securities and Exchange Commission) of any such issuer.

    6.2 Nondisclosure. The Executive shall not divulge, communicate, use to the detriment of the Company or for the benefit of any other person or persons, or misuse in any way, any confidential information pertaining to the business of the Company. Any confidential information or data now or hereafter acquired by the Executive with respect to the business of the Company (which shall include, but not be limited to, information concerning the Company's financial condition, prospects, customers, sources of leads and methods of doing business) shall be deemed a valuable, special and unique asset of the Company that is received by the Executive in confidence and as a fiduciary, and Executive shall remain a fiduciary to the Company with respect to all of such information.

    6.3 Nonsolicitation of Employees and Clients. For the period ending on the earlier of (i) termination of Executive's employment with the Company pursuant to Section 5.6 hereof following a Change in Control, and (ii) two years following the Expiration Date (except that, the period shall be six months after the Expiration Date if (1) the Executive is employed by the Company on the Expiration Date, and (2) the Company has not offered, at or prior to the Expiration Date, to employ the Executive after the Expiration Date on terms that provide for payment of (x) a base salary equal to or greater than the Base Salary (adjusted for cost-of-living increases) being paid to the Executive on the Expiration Date, and (y) incentive compensation on terms equal to or greater than the Incentive Compensation terms in effect as of the Expiration Date); the Executive shall not, directly or indirectly, for himself or for any other person, firm, corporation, partnership, association or other entity (a) employ or attempt to employ or enter into any contractual arrangement with any employee or former employee of the Company, unless such employee or former employee has not been employed by the Company for a period in excess of six months, and/or (b) call on or solicit any of the actual or targeted prospective clients of the Company on behalf of any person or entity in connection with any business competitive with the business of the Company, nor shall the Executive make known the names and addresses of such clients or any information relating in any manner to the Company's trade or business relationships with such customers, other than in connection with the performance of Executive's duties under this Agreement.

    6.4 Books and Records. All books, records, and accounts relating in any manner to the customers or clients of the Company, whether prepared by the Executive or otherwise coming into the Executive's possession, shall be the exclusive property of the Company and shall be returned immediately to the Company on termination of the Executive's employment hereunder or on the Company's request at any time.

    6.5  Definition of Company.  Solely for purposes of this
Section 6, the term "Company" also shall include any future subsidiaries of the Company that are operating during the time periods described herein and any other entities that directly or indirectly, through one or more intermediaries, control, are controlled by or are under common control with the Company during the periods described herein.

    6.6 Acknowledgment by Executive. The Executive acknowledges and confirms that the length of the term of the provisions of this
Section 6 and the geographical restrictions contained in Section
6.1 are fair and reasonable and not the result of overreaching, duress or coercion of any kind. The Executive further acknowledges and confirms that his full, uninhibited and faithful observance of each of the covenants contained in this Section 6 will not cause him any undue hardship, financial or otherwise, and that enforcement of each of the covenants contained herein will not impair his ability to obtain employment commensurate with his abilities and on terms fully acceptable to him or otherwise to obtain income required for the comfortable support of him and his family and the satisfaction of the needs of his creditors. The Executive acknowledges and confirms that his special knowledge of the business of the Company is such as would cause the Company serious injury or loss if he were to use such ability and knowledge to the benefit of a competitor or were to compete with the Company in violation of the terms of this Section 6.

    6.7 Survival. The provisions of this Section 6 shall survive the termination of this Agreement, as applicable.

7. Injunction. It is recognized and hereby acknowledged by the parties hereto that a breach by the Executive of any of the covenants contained in Section 6 of this Agreement will cause irreparable harm and damage to the Company, the monetary amount of which may be virtually impossible to ascertain. As a result, the Executive recognizes and hereby acknowledges that the Company shall be entitled to an injunction from any court of competent jurisdiction enjoining and restraining any violation of any or all of the covenants contained in Section 6 of this Agreement by the Executive or any of his affiliates, associates, partners or agents, either directly or indirectly, and that such right to injunction shall be cumulative and in addition to whatever other remedies the Company may possess.

8. Assignment. Neither party shall have the right to assign or delegate his rights or obligations hereunder, or any portion thereof, to any other person.

9. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida.

10. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and, upon its effectiveness, shall supersede all prior agreements, understandings and arrangements, both oral and written, between the Executive and the Company (or any of its affiliates) with respect to such subject matter. This Agreement may not be modified in any way unless by a written instrument signed by both the Company and the Executive.

11. Notices: Any notice required or permitted to be given hereunder shall be deemed given when delivered by hand or when deposited in the United States mail, by registered or certified mail, return receipt requested, postage prepaid, (i) if to the Company, addressed to Capital Bank, 1221 Brickell Avenue, Miami, Florida 33133, Attention: President, and (ii) if to the Executive, to his address as reflected on the payroll records of the Company, or to such other address as either party hereto may from time to time give notice of to the other.

12. Benefits; Binding Effect. This Agreement shall be for the benefit of and binding upon the parties hereto and their respective heirs, personal representatives, legal representatives, successors and, where applicable, assigns, including, without limitation, any successor to the Company, whether by merger, consolidation, sale of stock, sale of assets or otherwise.

13. Severability. The invalidity of any one or more of the words, phrases, sentences, clauses or sections contained in this Agreement shall not affect the enforceability of the remaining portions of this Agreement or any part thereof, all of which are inserted conditionally on their being valid in law, and, in the event that any one or more of the words, phrases, sentences, clauses or sections contained in this Agreement shall be declared invalid, this Agreement shall be construed as if such invalid word or words, phrase or phrases, sentence or sentences, clause or clauses, or section or sections had not been inserted. If such invalidity is caused by length of time or size of area, or both, the otherwise invalid provision will be considered to be reduced to a period or area which would cure such invalidity.

14. Waivers. The waiver by either party hereto of a breach or violation of any term or provision of this Agreement shall not operate nor be construed as a waiver of any subsequent breach or violation.

15. Damages. Nothing contained herein shall be construed to prevent the Company or the Executive from seeking and recovering from the other damages sustained by either or both of them as a result of its or his breach of any term or provision of this Agreement. In the event that either party hereto brings suit for the collection of any damages resulting from, or the injunction of any action constituting, a breach of any of the terms or provisions of this Agreement, then the party found to be at fault shall pay all reasonable court costs and attorneys' fees of the other.

16. Section Headings. The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

17. No Third Party Beneficiary. Nothing expressed or implied in this Agreement is intended, or shall be construed, to confer upon or give any person other than the Company, the parties hereto and their respective heirs, personal representatives, legal representatives, successors and assigns, any rights or remedies under or by reason of this Agreement.

18.  Indemnification.

     (a) Subject to limitations imposed by law, the Company shall indemnify and hold harmless the Executive to the fullest extent permitted by law from and against any and all claims, damages, expenses (including attorneys' fees), judgments, penalties, fines, settlements, and all other liabilities incurred or paid by him in connection with the investigation, defense, prosecution, settlement or appeal of any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative and to which the Executive was or is a party or is threatened to be made a party by reason of the fact that the Executive is or was an officer, employee or agent of the Company, or by reason of anything done or not done by the Executive in any such capacity or capacities, provided that the Executive acted in good faith, in a manner that was not grossly negligent or constituted wilful misconduct and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The Company also shall pay any and all expenses (including attorney's fees) incurred by the Executive as a result of the Executive being called as a witness in connection with any matter involving the Company and/or any of its officers or directors. The Company shall advance.

     (b) The Company shall pay any expenses (including attorneys' fees), judgments, penalties, fines, settlements, and other liabilities incurred by the Executive in investigating, defending, settling or appealing any action, suit or proceeding described in this Section 18 in advance of the final disposition of such action, suit or proceeding. The Company shall promptly pay the amount of such expenses to the Executive, but in no event later than 10 days following the Executive's delivery to the Company of a written request for an advance pursuant to this Section 18, together with a reasonable accounting of such expenses.

     (c) The Executive hereby undertakes and agrees to repay to the Company any advances made pursuant to this Section 18 if and to the extent that it shall ultimately be found that the Executive is not entitled to be indemnified by the Company for such amounts.

     (d)  The Company shall make the advances contemplated by this
Section 18 regardless of the Executive's financial ability to make repayment, and regardless whether indemnification of the Indemnitee by the Company will ultimately be required. Any advances and undertakings to repay pursuant to this Section 18 shall be unsecured and interest-free.

     (e) The provisions of this Section 18 shall survive the termination of this Agreement.

19. Regulatory Limitations. Notwithstanding anything else contained herein, no payment shall be made hereunder that constitutes a golden parachute payment or prohibited indemnification payment in violation of 12 CFR Part 359.

20. Waiver of Jury Trial. The undersigned expressly (i) waive any right to a trial by jury of any claim, demand, action or cause of action arising out of this Agreement or in any way related or incidental to the performance of the parties' obligations hereunder, and (ii) agree that the Company or the Executive may file an original counterpart or copy of this Section 20 with any court as written evidence of the consent to the waiver of the right to trial by jury.

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

                          COMPANY:

                          CAPITAL BANK

                          By:  /s/ DANIEL M. HOLTZ
                          ---------------------------------
                          Daniel M. Holtz
                          Chief Executive Officer

                          EXECUTIVE:

                          /s/ DAVID KONFINO
                          ---------------------------------
                          DAVID KONFINO
                              Exhibit 10.8

                          EMPLOYMENT AGREEMENT



This Employment Agreement ("Agreement") is made and entered into on this 1st day of June, 1996 as of January 1, 1996 by and between CAPITAL BANK, a Florida corporation (the "Company"), and CHARLES
BOYCE (hereinafter called the "Executive").


                              R E C I T A L S

A. The Executive is currently employed as the Chief Administrative Officer of the Company.

B. The Executive possesses intimate knowledge of the business and affairs of the Company, its policies, methods and personnel.

C. The Board of Directors of the Company (the "Board") recognizes that the Executive has contributed to the growth and success of the Company, and desires to assure the Company of the Executive's continued employment and to compensate him therefor.

D. The Board has determined that this Agreement will reinforce and encourage the Executive's continued attention and dedication to the Company.

E. The Executive is willing to make his services available to the Company and on the terms and conditions hereinafter set forth.


                               AGREEMENT

NOW, THEREFORE, in consideration of the premises and mutual covenants set forth herein, the parties agree as follows:

1.  Employment.

    1.1 Employment and Term. The Company hereby agrees to employ the Executive and the Executive hereby agrees to serve the Company on the terms and conditions set forth herein.

    1.2 Duties of Executive. During the term of this Agreement, the Executive shall serve as the Chief Administrative Officer of the Company, shall diligently perform all services as may be assigned to him by the Board or the Chief Executive Officer of the Company (provided that, such services shall not materially differ from the services currently provided by the Executive), and shall exercise such power and authority as may from time to time be delegated to him by the Board or the Chief Executive Officer of the Company. The Executive shall devote his full time and attention to the business and affairs of the Company, render such services to the best of his ability, and use his best efforts to promote the interests of the Company; provided, however that nothing in this Agreement shall preclude the Executive from providing services to, and receiving compensation from, Capital Bancorp., the parent company of the Company, or any direct or indirect subsidiary of Capital Bancorp.

2.  Term.

    2.1 Initial Term. The initial term of this Agreement, and the employment of the Executive hereunder, shall commence on January 1, 1996 (the "Commencement Date") and shall expire on May 31, 1998 (the "Expiration Date"), unless sooner terminated in accordance with the terms and conditions hereof (the "Initial Term").

    2.2 Renewal Terms. The Initial Term of this Agreement, and the employment of the Executive hereunder, may be renewed and/or extended for such period or periods as may be mutually agreed to by the Company and the Executive in a written supplement to this Agreement signed by the Executive and the Company ("Written Supplement"). If this Agreement is not so renewed and/or extended prior to the expiration of the Initial Term, this Agreement, and the employment of the Executive hereunder, shall automatically terminate on the Expiration Date.

3.  Compensation.

    3.1 Base Salary. The Executive shall receive a base salary at the annual rate of $134,130 (the "Base Salary") during the term of this Agreement, with such Base Salary payable in installments consistent with the Company's normal payroll schedule, subject to applicable withholding and other taxes. The Base Salary also shall be reviewed, at least annually, for merit increases and may, by action and in the discretion of the Board, be increased at any time or from time to time. If the term of this Agreement shall be renewed and/or extended as provided in Section 2.2 hereof, then during such renewal term of his employment hereunder, the Executive shall be paid a base salary as set forth in the Written Supplement.

    3.2  Signing Loan and Bonuses.

         (a) Upon execution of this Agreement, Capital Bancorp ("Bancorp") shall loan $50,000 to the Executive (the "Signing Loan"). The Signing Loan shall bear interest at the "mid-term applicable federal rate" as such term is defined in Section 1274(d) of the Internal Revenue Code, with principal and interest being payable in five (5) equal annual installments. The Signing Loan shall be evidenced by and payable in accordance with a promissory note in the form attached hereto as Exhibit "A" and made a part hereof.

         (b) On June 1, 1997, and on June 1 of each of the succeeding four (4) years during the term of this Agreement, the Company shall pay an annual bonus (the "Signing Loan Bonus") to the Executive equal to the quotient obtained by dividing (i) the payment due on that date under the Signing Loan, by (ii) 100% minus the highest marginal federal income tax rate applicable to compensation paid by the Company to the Executive for the year (excluding any other income or expenses of the Executive). The portion of the Signing Loan Bonuses that is equal to the payment due under the Signing Loan shall be paid directly to Bancorp on behalf of the Executive at such time as the payment is due under the Signing Loan. The remaining portion of the Signing Loan Bonus, less applicable withholding taxes on the entire Signing Loan Bonus, shall be paid to the Executive.

         (c) In the event that the Executive's employment with the Company terminates by reason of the Executive's death or disability as described under Section 5.2 hereof, is terminated by the Company without Cause under Section 5.4 hereof, is terminated under Section
5.6 hereof after a Change in Control, or terminates at any time after the Expiration Date if the Company has not offered the Executive to renew the term of this Agreement for a period of three
(3) years beyond the Expiration Date on terms substantially the same as those in effect during the Initial Term, then the Company shall pay to the Executive, within 45 days of such termination, a bonus (the "Final Signing Loan Bonus") equal to the quotient obtained by dividing (i) the amount necessary to repay in full the outstanding principal and accrued interest on the Signing Loan, by
(ii) 100% minus the highest marginal federal income tax rate applicable to compensation paid by the Company to the Executive for the immediately preceding year (excluding any other income or expenses of the Executive). The portion of the Final Signing Loan Bonus that is equal to the outstanding principal and accrued interest on the Signing Loan shall be paid directly to Bancorp, on behalf of the Executive. The remaining portion of the Final Signing Loan Bonus, less applicable withholding taxes, shall be paid to the Executive (or the Executive's estate in the case of the Executive's death).

    3.3 Incentive Compensation.The Executive shall be entitled to receive incentive compensation ("Incentive Compensation") during each year of the Initial Term of this Agreement equal to the amount of incentive compensation for such year determined pursuant to the Incentive Bonus Plan attached hereto as Exhibit "B" and made a part hereof, as amended from time to time (the "Incentive Compensation Plan"). In the event that this Agreement terminates on the Expiration Date by reason of the expiration of the term of this Agreement, then the Company shall pay the Executive Incentive Compensation for the period from January 1, 1998 through May 31, 1998, equal to five-twelfths of the Incentive Compensation, if any, for calendar year 1998; provided, however, that the Company's goals under the Incentive Compensation Plan for calendar year 1998 shall be based on (1) the period from January 1, 1998 through May 31, 1998, and (2) unaudited financial information prepared in accordance with generally accepted accounting principles, applied consistently with prior periods, as approved and reviewed by the Board.

    3.4 Section 162(m) Limits. Notwithstanding any other provision of this Agreement to the contrary, if and to the extent that any remuneration payable by the Company to the Executive for any year would exceed the maximum amount of remuneration that the Company may deduct for that year under Section 162(m) ("Section 162(m)") of the Internal Revenue Code of 1986, as amended (the "Code"), payment of the portion of the remuneration for that year that would not be so deductible under Section 162(m) shall, in the sole discretion of the Board, be deferred and become payable at such time or times as the Board determines that it first would be deductible by the Company under Section 162(m), with interest at the "short-term applicable federal rate" as such term is defined in
Section 1274(d) of the Code.  The limitation set forth under this
Section 3.4 shall not apply with respect to any amounts payable to the Executive pursuant to Section 5.6 hereof.

4.  Expense Reimbursement and Other Benefits.

    4.1 Reimbursement of Expenses. During the term of Executive's employment hereunder, the Company, upon the submission of proper substantiation by the Executive, shall reimburse the Executive for all reasonable expenses actually paid or incurred by the Executive in the course of and pursuant to the business of the Company. The Executive shall account to the Company in writing for all expenses for which reimbursement is sought and shall supply to the Company copies of all relevant invoices, receipts or other evidence reasonably requested by the Company.

    4.2 Compensation/Benefit Programs. During the term of this Agreement, the Executive shall be entitled to participate in all medical, dental, hospitalization, accidental death and dismemberment, disability, travel and life insurance plans, and any and all other plans as are presently and hereinafter offered by the Company to its executives, including savings, pension, profit-sharing and deferred compensation plans.

    4.3  Working Facilities.  The Company shall furnish the
Executive with an office, secretarial help and such other facilities and services suitable to his position and adequate for the performance of his duties hereunder.

    4.4 Automobile. The Company shall continue to provide the Executive an automobile comparable to the existing automobile provided to Executive, together with reimbursement of the operating expenses thereof.

    4.5 Stock Options. During the term of this Agreement, the Executive shall be eligible to be granted options to purchase common stock (the "Common Stock") of Bancorp under (and therefore subject to all terms and conditions of) the Capital Bancorp Stock Option Plan as amended, and any successor plan thereto (the "Stock Option Plan") and all rules of regulation of the Securities and Exchange Commission applicable to stock option plans then in effect. The number of options and terms and conditions of options shall be determined by the Stock Option Committee of Bancorp in its discretion and pursuant to the Stock Option Plan.

    4.6 Other Benefits. The Executive shall be entitled to four weeks of vacation every year. The Executive shall receive such additional benefits, if any, as the Chief Executive Officer of the Company shall from time to time determine.

5.  Termination.

     5.1 Termination for Cause. The Company shall at all times have the right, upon written notice to the Executive, to terminate the Executive's employment hereunder, for cause. For purposes of this Agreement, the term "cause" shall mean (i) an action or omission of the Executive which constitutes a willful and material breach of this Agreement which is not cured within fifteen (15) days after receipt by the Executive of written notice of same, (ii) fraud, embezzlement, misappropriation of funds or breach of trust,
(iii) conviction of any crime which involves dishonesty or a breach of trust, (iv) gross negligence in connection with the performance of the Executive's duties hereunder, (v) material and willful or knowing failure or refusal (other than as a result of a disability) by the Executive to perform his duties hereunder, or (vi) the formal written request addressed to the Board of Directors of the Company by any regulatory agency that regulates Capital Bank or Capital Bancorp that the Executive be removed from his duties hereunder and setting forth the basis for such request. Any termination for cause shall be made in writing to the Executive, which notice shall set forth in detail all acts or omissions upon which the Company is relying for such termination. The Executive shall have the right to address the Company's Board regarding the acts set forth in the notice of termination. Upon any termination pursuant to this Section 5.1, the Executive shall be entitled to be paid his Base Salary to the date of termination and the Company shall have no further liability hereunder (other than for (x) reimbursement for reasonable business expenses incurred prior to the date of termination, subject, however, to the provisions of
Section 4.1, and (y) payment of compensation for unused vacation days that have accumulated during the calendar year in which such termination occurs).

    5.2 Disability. The Company shall at all times have the right, upon written notice to the Executive, to terminate the Executive's employment hereunder, if the Executive shall, as the result of mental or physical incapacity, illness or disability, become unable to perform his obligations hereunder for a period of 90 consecutive days. Upon any termination pursuant to this Section 5.2, the Company shall (i) pay to the Executive any unpaid Base Salary through the effective date of termination specified in such notice, (ii) pay to the Executive the Incentive Compensation, if any, and Signing Loan Bonus not yet paid to the Executive for any year prior to such termination, at such times as the Incentive Compensation and Signing Loan Bonus otherwise would have been payable to the Executive, (iii) pay to the Executive a severance payment equal to three (3) months of the Executive's Base Salary at the time of such disability, (iv) pay to the Executive (within 45 days after the end of the calendar quarter in which such termination occurs) a prorata portion (based upon the period ending on the date of termination of the Executive's employment hereunder) of the Incentive Compensation, if any, for the year in which such termination occurs, as calculated pursuant to the terms of Section
3.3 hereof and the Incentive Compensation Plan; provided that the goals under the Incentive Compensation Plan for each period used in the calculation of the Executive's Incentive Compensation, shall be based on (1) the portion of the year through the end of the calendar quarter in which such termination occurs and (2) unaudited financial information prepared in accordance with generally accepted accounting principles, applied consistently with prior periods, as approved and reviewed by the Board, and (v) pay the Final Signing Loan Bonus pursuant to Section 3.2(c) hereof. The Company shall have no further liability hereunder (other than for (x) reimbursement for reasonable business expenses incurred prior to the date of termination, subject, however to the provisions of
Section 4.1, and (y) payment of compensation for unused vacation days that have accumulated during the calendar year in which such termination occurs).

    5.3 Death. In the event of the death of the Executive during the term of his employment hereunder, the Company shall (i) pay to the estate of the deceased Executive any unpaid Base Salary through the Executive's date of death, (ii) pay to the estate of the deceased Executive the Incentive Compensation, if any, and Signing Loan Bonus not yet paid to the Executive for any year prior to the date of death, at such time as the Incentive Compensation and Signing Loan Bonus otherwise would have been payable to the Executive, (iii) pay to the estate of the deceased Executive (within 45 days after the end of the calendar quarter in which his death occurs) a prorata portion (based upon the period ending on the date of death) of the Incentive Compensation, if any, for the year in which his death occurs, as calculated pursuant to the terms of Section 3.3 and the Incentive Compensation Plan; provided that, the goals under the Incentive Compensation Plan for each period used in the calculation of the Executive's Incentive Compensation shall be based on (1) the portion of the year through the end of the calendar quarter in which the Executive's death occurs, and (2) unaudited financial information prepared in accordance with generally accepted accounting principles, applied consistently with prior periods, as approved and reviewed by the Board, and (iv) pay the Final Signing Loan Bonus pursuant to Section 3.2(c) hereof.
The Company shall have no further liability hereunder (other than for (x) reimbursement for reasonable business expenses incurred prior to the date of the Executive's death, subject, however to the provisions of Section 4.1, and (y) payment of compensation for unused vacation days that have accumulated during the calendar year in which such termination occurs).

    5.4 Termination Without Cause. At any time the Company shall have the right to terminate the Executive's employment hereunder by written notice to the Executive. Upon any termination pursuant to this Section 5.4 (that is not a termination under any of Sections 5.1, 5.2, 5.3, 5.5 or 5.6(a)), the Company shall (i) pay to the Executive any unpaid Base Salary through the effective date of termination specified in such notice, (ii) pay to the Executive the Incentive Compensation, if any, and Signing Loan Bonus, not yet paid to the Executive for any year prior to such termination, at such time as the Incentive Compensation and Signing Loan Bonus otherwise would have been payable to the Executive, (iii) continue to pay the Executive's Base Salary through the Expiration Date, in the manner and at such time as the Base Salary otherwise would have been payable to the Executive, (iv) continue to pay the Executive Incentive Compensation and continue to provide the Executive with the benefits he was receiving under Sections 4.2, 4.4 and 4.6 hereof, through the Expiration Date, in the manner and at such times as the compensation or benefits otherwise would have been payable or provided to the Executive, (v) pay to the Executive as a single lump sum payment, within 30 days of the termination of his employment hereunder, a lump sum benefit equal to the value of the portion of his benefits under any savings, pension, profit sharing or deferred compensation plans that are forfeited under such plans by reason of the termination of his employment hereunder, and (vi) pay the Final Signing Loan Bonus pursuant to Section 3.2(c) hereof. In the event that the termination of Executive's employment hereunder shall occur on or before December 31, 1996, then the Incentive Compensation and benefits payable under clause (iv) of this Section 5.4 shall be equal to the amounts that would have been paid or provided to the Executive for the year ended December 31, 1996. In the event that termination of Executive's employment hereunder shall occur after December 31, 1996, then the Incentive Compensation, Signing Loan Bonuses and other benefits payable under clause (iv) of this Section 5.4 shall be equal to the amounts of such compensation and benefits payable or provided to the Executive for the calendar year immediately preceding the termination of Executive's employment hereunder. In the event that the Company is unable to provide the Executive with a continuation of any savings, pension, profit-sharing or deferred compensation plans required hereunder by reason of the termination of the Executive's employment pursuant to this Section 5.4, then the Company shall pay the Executive cash equal to the value of the benefit that otherwise would have accrued for the Executive's benefit under the plan, for the period during which such benefits could not be provided under the plans, said cash payments to be made within 45 days after the end of the year for which such contributions would have been made or would have accrued. The Company's good faith determination of the amount that would have been contributed or the value of any benefits that would have accrued under any plan shall be binding and conclusive on the Executive. Further, the Executive shall continue to vest in the Executive's Stock Options through the Expiration Date in the same manner and to the same extent as if his employment hereunder terminated on the Expiration Date. The Company shall have no further liability hereunder (other than for (x) reimbursement for reasonable business expenses incurred prior to the date of termination, subject, however, to the provisions of
Section 4.1, (y) payment of compensation for unused vacation days that have accumulated during the calendar year in which such termination occurs, and (z) any amounts payable to the Executive pursuant to Section 5.6 hereof by reason of Section 5.6(c)).

    5.5 Resignation by Executive. The Executive shall at all times have the right, upon ninety (90) days written notice to the Company, to terminate the Executive's employment hereunder. Upon any termination pursuant to this Section 5.5, the Company shall (i) pay to the Executive any unpaid Base Salary through the effective date of termination specified in such notice and (ii) pay to the Executive the Incentive Compensation, if any, and Signing Loan Bonus not yet paid to the Executive for any year prior to such termination, at such time as the Incentive Compensation and Signing Loan Bonus otherwise would have been payable to the Executive.
The Company shall have no further liability hereunder (other than for (x) reimbursement for reasonable business expenses incurred prior to the date of termination, subject, however, to the provisions of Section 4.1, (y) payment of compensation for unused vacation days that have accumulated during the calendar year in which such termination occurs, and (z) any amounts payable to the Executive pursuant to Section 5.6 hereof by reason of Section 5.6(c)).

    5.6  Change in Control of the Company.

         (a) In the event that (x) a Change in Control (as defined in paragraph (b) of this Section 5.6) in the Company shall occur during the Initial Term, and (y) within one year after the date of the Change in Control, the Executive is (i) assigned any position, duties or responsibilities that are significantly diminished or changed when compared with the position, duties or responsibilities of the Executive prior to such Change in Control, (ii) forced to relocate to another location more than 25 miles from his location prior to the Change in Control, or (iii) no longer provided coverage under benefit programs in existence prior to the Change in Control (unless a comparable substitute is offered); then the Executive, by written notice to the Company at any time within the thirty (30) day period following the occurrence of an event described in clauses (i) through (iii) of this Section 5.6(a), shall have the right to terminate his employment hereunder. Upon the voluntary termination by the Executive pursuant to this Section 5.6(a), or the involuntary termination of the Executive by the Company within one year after the date of a Change in Control, the Company shall (v) pay to the Executive any unpaid Base Salary through the effective date of termination, (w) pay to the Executive the Incentive Compensation, if any, not yet paid to the Executive for any year prior to such termination, at such time as the Incentive Compensation otherwise would have been payable to the Executive, (x) pay to the Executive (within 45 days after the end of the calendar quarter in which such termination occurs) a prorata portion (based upon the period ending on the date of termination of the Executive's employment hereunder) of the Incentive Compensation, if any, for the year in which such termination occurs, as calculated pursuant to the terms of Section 3.3 hereof and the Incentive Compensation Plan; provided that the Company's goals under the Incentive Compensation Plan for each period used in the calculation of the Executive's Incentive Compensation, shall be based on (1) the portion of the year through the end of the calendar quarter in which such termination occurs, and (2) unaudited financial information prepared in accordance with generally accepted accounting principles, applied consistently with prior periods, as approved and reviewed by the Board, (y) pay the Final Signing Loan Bonus pursuant to Section 3.2(c) hereof, and (z) pay to the Executive as a single lump sum payment, within 45 days of the termination of his employment hereunder, a lump sum payment equal to the sum of (a) the product of (i) an amount which shall not be less than one, equal to the number of days between the date of the Executive's termination of employment with the Company and the Expiration Date, divided by 365 days, and (ii) his annual Base Salary, Incentive Compensation, and the value of the annual fringe benefits required to be provided to the Executive under Sections
4.2 and 4.4 hereof, for the year immediately preceding the year in which his employment terminates, plus (b) the value of the portion of his benefits under any savings, pension, profit sharing or deferred compensation plans that are forfeited under those plans by reason of the termination of his employment hereunder. Further, upon the Change in Control, the Executive's Stock Options shall immediately vest. The Company shall have no further liability hereunder (other than for (1) reimbursement for reasonable business expenses incurred prior to the date of termination, subject, however, to the provisions of Section 4.1, and (2) payment of compensation for unused vacation days that have accumulated during the calendar year in which such termination occurs).

         (b) For purposes of this Agreement, a "Change in Control" shall be deemed to have occurred if:

              (i) an event which would be required to be reported in response to Item (a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act") occurs and the transaction required to be reported is consummated;

              (ii) an event occurs which results in a change in control of the Company or Capital Bancorp within the meaning of the Federal Change in Bank Control Act and/or applicable sections of the Florida Banking Code and/or the rules and regulations promulgated by the Board of Governors of the Federal Reserve System or the Florida Department of Banking as in effect on the date hereof;

              (iii) individuals who constitute the Board of Directors of each of the Company or Capital Bancorp on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by a majority of the Incumbent Board, shall be, for purposes of this clause (iii), considered as though he or she were a member of the Incumbent Board;

              (iv) Capital Bancorp ceases to own at least 80% of the voting stock of the Company;

              (v) there occurs any transaction (which shall include a series of transactions occurring within 60 days or occurring pursuant to a plan) that has the result that shareholders of Capital Bancorp immediately before such transaction cease to own at least 51% of the voting stock of Capital Bancorp or of any entity that results from the participation of Capital Bancorp in a reorganization, consolidation, merger, liquidation or other form of corporate transaction;

              (vi) any person or group of persons (other than those persons who own or control as a group not less than 40% of the outstanding stock of the Company on the date of this Agreement (the "Present Control Group")) acting in concert acquire in excess of both (a) 25% of the outstanding voting stock of Capital Bancorp, and (b) the number of shares of Capital Bancorp with respect to which the Present Control Group, in the aggregate, have voting rights to after such acquisition;

              (vii) Capital Bancorp or the Company liquidate or dissolve; or

              (viii) the Company or Capital Bancorp sells, leases, exchanges or otherwise disposes of all or substantially all of its property or assets.

         (c)  In the event that:

              (i) the Company enters into a letter of intent or a definitive agreement for the Company to enter into a transaction that would constitute a Change in Control (the letter of intent or definitive agreement being hereinafter referred to as a "Change in Control Agreement"), and discussions relating to the transaction reflected in the Change in Control Agreement had commenced while the Executive was employed by the Company;

              (ii)  the Change in Control Agreement is entered into
(a) while the Executive is employed by the Company prior to the Expiration Date, (b) within 90 days after the Company's termination of the Executive's employment without Cause, or (c) within 90 days after the Expiration Date if the Executive was employed by the Company on the Expiration Date;

              (iii) the transaction contemplated by the Change in Control Agreement is effectuated and results in a Change in Control; and

              (iv) within the period that begins on the date on which the Change in Control Agreement is executed by the Company and ends one year after the date of the Change in Control, either
(a) the Executive voluntarily terminates his employment hereunder after one of the events described in clause (i), (ii) or (iii) of paragraph (a) of this Section 5.6 occurs, or (b) the Executive's employment with the Company is involuntarily terminated by the Company;

then the Company shall pay to the Executive the amounts provided in paragraph 5.6(a), reduced by any amounts paid by the Company to the Executive under Section 5.4 or 5.5 hereof, and the Executive's rights to receive any additional amounts under Section 5.4 or 5.5 shall cease.

    5.7  Certain Additional Payments by the Company.

         (a) Anything in this Agreement to the contrary notwithstanding, in the event it shall be determined that any payment, distribution or other action by the Company to or for the benefit of the Executive (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise, but determined without regard to any additional payments required under this Section 5.7) (a "Payment") would be subject to an excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code"), or any interest or penalties are incurred by the Executive with respect to any such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), the Company or Bancorp shall make a payment to the Executive (a "Gross-Up Payment") in an amount equal to the Excise Tax imposed upon the Payments.

         (b) Subject to the provisions of Section 5.7(c), all determinations required to be made under this Section 5.7, including whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determination, shall be made by Deloitte Touche LLP (the "Accounting Firm") which shall provide detailed supporting calculations both to the Company and the Executive within 15 business days of the receipt of notice from the Executive that there has been a Payment, or such earlier time as is requested by the Company. In the event that the Accounting Firm is serving as accountant or auditor for the individual, entity or group effecting the Change of Control, the Executive shall appoint another nationally recognized accounting firm to make the determinations required hereunder (which accounting firm shall then be referred to as the Accounting Firm hereunder). All fees and expenses of the Accounting Firm shall be borne solely by the Company. Any Gross-Up Payment, as determined pursuant to this Section 5.7, shall be paid by the Company to the Executive within five days of the receipt of the Accounting Firm's determination. If the Accounting Firm determines that no Excise Tax is payable by the Executive, it shall furnish the Executive with a written opinion that failure to report the Excise Tax on the Executive's applicable federal income tax return would not result in the imposition of a negligence or similar penalty. Any determination by the Accounting Firm shall be binding upon the Company and the Executive. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Gross-Up Payments which will not have been made by the Company should have been made ("Underpayment"), consistent with the calculations required to be made hereunder. In the event that the Company exhausts its remedies pursuant to Section 5.7(c) and the Executive thereafter is required to make a payment of any Excise Tax, the Accounting Firm shall determine the amount of the Underpayment that has occurred and any such Underpayment shall be promptly paid by the Company to or for the benefit of the Executive.

         (c) The Executive shall notify the Company in writing of any claim by the Internal Revenue Service that, if successful, would require the payment by the Company of the Gross-Up Payment. Such notification shall be given as soon as practicable but no later than ten business days after the Executive is informed in writing of such claim and shall apprise the Company of the nature of such claim and the date on which such claim is requested to be paid. The Executive shall not pay such claim prior to the expiration of the 30-day period following the date on which it gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company notifies the Executive in writing prior to the expiration of such period that it desires to contest such claim, the Executive shall:

              (i) give the Company any information reasonably requested by the Company relating to such claim,

              (ii) take such action in connection with contesting such claim as the Company shall reasonably request in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company,

              (iii) cooperate with the Company in good faith in order effectively to contest such claim, and

              (iv) permit the Company to participate in any proceedings relating to such claim;

provided, however, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such contest and shall indemnify and hold the Executive harmless, on an after-tax basis, for any Excise Tax or income tax (including interest and penalties with respect thereto) imposed as a result of such representation and payment of costs and expenses. Without limitation on the foregoing provisions of this Section 5.7(c), the Company shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forego any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct the Executive to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and the Executive agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; provided, however, that if the Company directs the Executive to pay such claim and sue for a refund, the Company shall advance the amount of such payment to the Executive, on an interest-free basis and shall indemnify and hold the Executive harmless, on an after-tax basis, from any Excise Tax or income tax (including interest or penalties with respect thereto) imposed with respect to such advance or with respect to any imputed income with respect to such advance; and further provided that any extension of the statute of limitations relating to payment of taxes for the taxable year of the Executive with respect to which such contested amount is claimed to be due is limited solely to such contested amount. Furthermore, the Company's control of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and the Executive shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority.

         (d) If, after the receipt by the Executive of an amount advanced by the Company pursuant to Section 5.7(c), the Executive becomes entitled to receive any refund with respect to such claim, the Executive shall (subject to the Company's complying with the requirements of Section 5.7(c)) promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If, after the receipt by the Executive of an amount advanced by the Company pursuant to
Section 5.7(c), a determination is made that the Executive shall not be entitled to any refund with respect to such claim and the Company does not notify the Executive in writing of its intent to contest such denial of refund prior to the expiration of 30 days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid.

    5.8 Survival. The provisions of this Article 5 shall survive the termination of this Agreement, as applicable.

6.  Restrictive Covenants.

    6.1 Non-competition. For the period through the Expiration Date and at all times while the Executive is employed by the Company; the Executive shall not, directly or indirectly, engage in or have any interest in any sole proprietorship, partnership, corporation or business or any other person or entity (whether as an employee, officer, director, partner, agent, security holder, creditor, consultant or otherwise) that directly or indirectly (or through any affiliated entity) engages in competition with the Company in any domestic or foreign market (for this purpose, any financial institution with offices in any city or county in which the Company has an office will be deemed to be in competition with the Company); provided that such provision shall not apply to the Executive's ownership of Common Stock of Bancorp or the acquisition by the Executive, solely as an investment, of securities of any issuer that is registered under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended, and that are listed or admitted for trading on any United States national securities exchange or that are quoted on the National Association of Securities Dealers Automated Quotations System, or any similar system or automated dissemination of quotations of securities prices in common use, so long as the Executive is not a member of any control group (within the meaning of the rules and regulations of the Securities and Exchange Commission) of any such issuer.

    6.2 Nondisclosure. The Executive shall not divulge, communicate, use to the detriment of the Company or for the benefit of any other person or persons, or misuse in any way, any confidential information pertaining to the business of the Company. Any confidential information or data now or hereafter acquired by the Executive with respect to the business of the Company (which shall include, but not be limited to, information concerning the Company's financial condition, prospects, customers, sources of leads and methods of doing business) shall be deemed a valuable, special and unique asset of the Company that is received by the Executive in confidence and as a fiduciary, and Executive shall remain a fiduciary to the Company with respect to all of such information.

    6.3 Nonsolicitation of Employees and Clients. For the period ending on the earlier of (i) termination of Executive's employment with the Company pursuant to Section 5.6 hereof following a Change in Control, and (ii) two years following the Expiration Date (except that, the period shall be six months after the Expiration Date if (1) the Executive is employed by the Company on the Expiration Date, and (2) the Company has not offered, at or prior to the Expiration Date, to employ the Executive after the Expiration Date on terms that provide for payment of (x) a base salary equal to or greater than the Base Salary (adjusted for cost-of-living increases) being paid to the Executive on the Expiration Date, and (y) incentive compensation on terms equal to or greater than the Incentive Compensation terms in effect as of the Expiration Date); the Executive shall not, directly or indirectly, for himself or for any other person, firm, corporation, partnership, association or other entity (a) employ or attempt to employ or enter into any contractual arrangement with any employee or former employee of the Company, unless such employee or former employee has not been employed by the Company for a period in excess of six months, and/or (b) call on or solicit any of the actual or targeted prospective clients of the Company on behalf of any person or entity in connection with any business competitive with the business of the Company, nor shall the Executive make known the names and addresses of such clients or any information relating in any manner to the Company's trade or business relationships with such customers, other than in connection with the performance of Executive's duties under this Agreement.

    6.4 Books and Records. All books, records, and accounts relating in any manner to the customers or clients of the Company, whether prepared by the Executive or otherwise coming into the Executive's possession, shall be the exclusive property of the Company and shall be returned immediately to the Company on termination of the Executive's employment hereunder or on the Company's request at any time.

    6.5  Definition of Company.  Solely for purposes of this
Section 6, the term "Company" also shall include any future subsidiaries of the Company that are operating during the time periods described herein and any other entities that directly or indirectly, through one or more intermediaries, control, are controlled by or are under common control with the Company during the periods described herein.

    6.6 Acknowledgment by Executive. The Executive acknowledges and confirms that the length of the term of the provisions of this
Section 6 and the geographical restrictions contained in Section
6.1 are fair and reasonable and not the result of overreaching, duress or coercion of any kind. The Executive further acknowledges and confirms that his full, uninhibited and faithful observance of each of the covenants contained in this Section 6 will not cause him any undue hardship, financial or otherwise, and that enforcement of each of the covenants contained herein will not impair his ability to obtain employment commensurate with his abilities and on terms fully acceptable to him or otherwise to obtain income required for the comfortable support of him and his family and the satisfaction of the needs of his creditors. The Executive acknowledges and confirms that his special knowledge of the business of the Company is such as would cause the Company serious injury or loss if he were to use such ability and knowledge to the benefit of a competitor or were to compete with the Company in violation of the terms of this Section 6.

    6.7 Survival. The provisions of this Section 6 shall survive the termination of this Agreement, as applicable.

7. Injunction. It is recognized and hereby acknowledged by the parties hereto that a breach by the Executive of any of the covenants contained in Section 6 of this Agreement will cause irreparable harm and damage to the Company, the monetary amount of which may be virtually impossible to ascertain. As a result, the Executive recognizes and hereby acknowledges that the Company shall be entitled to an injunction from any court of competent jurisdiction enjoining and restraining any violation of any or all of the covenants contained in Section 6 of this Agreement by the Executive or any of his affiliates, associates, partners or agents, either directly or indirectly, and that such right to injunction shall be cumulative and in addition to whatever other remedies the Company may possess.

8. Assignment. Neither party shall have the right to assign or delegate his rights or obligations hereunder, or any portion thereof, to any other person.

9. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida.

10. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and, upon its effectiveness, shall supersede all prior agreements, understandings and arrangements, both oral and written, between the Executive and the Company (or any of its affiliates) with respect to such subject matter. This Agreement may not be modified in any way unless by a written instrument signed by both the Company and the Executive.

11. Notices: Any notice required or permitted to be given hereunder shall be deemed given when delivered by hand or when deposited in the United States mail, by registered or certified mail, return receipt requested, postage prepaid, (i) if to the Company, addressed to Capital Bank, 1221 Brickell Avenue, Miami, Florida 33133, Attention: President, and (ii) if to the Executive, to his address as reflected on the payroll records of the Company, or to such other address as either party hereto may from time to time give notice of to the other.

12. Benefits; Binding Effect. This Agreement shall be for the benefit of and binding upon the parties hereto and their respective heirs, personal representatives, legal representatives, successors and, where applicable, assigns, including, without limitation, any successor to the Company, whether by merger, consolidation, sale of stock, sale of assets or otherwise.

13. Severability. The invalidity of any one or more of the words, phrases, sentences, clauses or sections contained in this Agreement shall not affect the enforceability of the remaining portions of this Agreement or any part thereof, all of which are inserted conditionally on their being valid in law, and, in the event that any one or more of the words, phrases, sentences, clauses or sections contained in this Agreement shall be declared invalid, this Agreement shall be construed as if such invalid word or words, phrase or phrases, sentence or sentences, clause or clauses, or section or sections had not been inserted. If such invalidity is caused by length of time or size of area, or both, the otherwise invalid provision will be considered to be reduced to a period or area which would cure such invalidity.

14. Waivers. The waiver by either party hereto of a breach or violation of any term or provision of this Agreement shall not operate nor be construed as a waiver of any subsequent breach or violation.

15. Damages. Nothing contained herein shall be construed to prevent the Company or the Executive from seeking and recovering from the other damages sustained by either or both of them as a result of its or his breach of any term or provision of this Agreement. In the event that either party hereto brings suit for the collection of any damages resulting from, or the injunction of any action constituting, a breach of any of the terms or provisions of this Agreement, then the party found to be at fault shall pay all reasonable court costs and attorneys' fees of the other.

16. Section Headings. The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

17. No Third Party Beneficiary. Nothing expressed or implied in this Agreement is intended, or shall be construed, to confer upon or give any person other than the Company, the parties hereto and their respective heirs, personal representatives, legal representatives, successors and assigns, any rights or remedies under or by reason of this Agreement.

18.  Indemnification.

     (a) Subject to limitations imposed by law, the Company shall indemnify and hold harmless the Executive to the fullest extent permitted by law from and against any and all claims, damages, expenses (including attorneys' fees), judgments, penalties, fines, settlements, and all other liabilities incurred or paid by him in connection with the investigation, defense, prosecution, settlement or appeal of any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative and to which the Executive was or is a party or is threatened to be made a party by reason of the fact that the Executive is or was an officer, employee or agent of the Company, or by reason of anything done or not done by the Executive in any such capacity or capacities, provided that the Executive acted in good faith, in a manner that was not grossly negligent or constituted wilful misconduct and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The Company also shall pay any and all expenses (including attorney's fees) incurred by the Executive as a result of the Executive being called as a witness in connection with any matter involving the Company and/or any of its officers or directors. The Company shall advance.

     (b) The Company shall pay any expenses (including attorneys' fees), judgments, penalties, fines, settlements, and other liabilities incurred by the Executive in investigating, defending, settling or appealing any action, suit or proceeding described in this Section 18 in advance of the final disposition of such action, suit or proceeding. The Company shall promptly pay the amount of such expenses to the Executive, but in no event later than 10 days following the Executive's delivery to the Company of a written request for an advance pursuant to this Section 18, together with a reasonable accounting of such expenses.

     (c) The Executive hereby undertakes and agrees to repay to the Company any advances made pursuant to this Section 18 if and to the extent that it shall ultimately be found that the Executive is not entitled to be indemnified by the Company for such amounts.

     (d)  The Company shall make the advances contemplated by this
Section 18 regardless of the Executive's financial ability to make repayment, and regardless whether indemnification of the Indemnitee by the Company will ultimately be required. Any advances and undertakings to repay pursuant to this Section 18 shall be unsecured and interest-free.

     (e) The provisions of this Section 18 shall survive the termination of this Agreement.

19. Regulatory Limitations. Notwithstanding anything else contained herein, no payment shall be made hereunder that constitutes a golden parachute payment or prohibited indemnification payment in violation of 12 CFR Part 359.

20. Waiver of Jury Trial. The undersigned expressly (i) waive any right to a trial by jury of any claim, demand, action or cause of action arising out of this Agreement or in any way related or incidental to the performance of the parties' obligations hereunder, and (ii) agree that the Company or the Executive may file an original counterpart or copy of this Section 20 with any court as written evidence of the consent to the waiver of the right to trial by jury.

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

                          COMPANY:

                          CAPITAL BANK

                          By:  /s/ DANIEL M. HOLTZ
                          ---------------------------------
                          Daniel M. Holtz
                          Chief Executive Officer

                          EXECUTIVE:

                          /s/ CHARLES BOYCE
                          ---------------------------------
                          CHARLES BOYCE
                           EXHIBIT 10.9

                      EMPLOYMENT AGREEMENT



This Employment Agreement ("Agreement") is made and entered into as of January 1, 1996 by and between CAPITAL FACTORS HOLDING, INC., a Florida corporation (the "Company"), CAPITAL FACTORS, INC., a Florida corporation ("Factors"), and JOHN W. KIEFER (hereinafter called the "Executive").


                        R E C I T A L S

A.  The Executive is currently employed as President and Chief
Executive Officer of the Company and of its direct and indirect subsidiaries, including Factors (collectively, the "Subsidiaries").

B. The Executive possesses intimate knowledge of the business and affairs of the Company and the Subsidiaries, their policies, methods and personnel.

C. The Board of Directors of the Company (the "Board") recognizes that the Executive has contributed to the growth and success of the Company and the Subsidiaries, and desires to assure the Company and the Subsidiaries of the Executive's continued employment and to compensate him therefor.

D. The Board has determined that this Agreement will reinforce and encourage the Executive's continued attention and dedication to the Company and the Subsidiaries.

E. The Executive is willing to make his services available to the Company and the Subsidiaries on the terms and conditions hereinafter set forth.


                            AGREEMENT

NOW, THEREFORE, in consideration of the premises and mutual covenants set forth herein, the parties agree as follows:

1.  Employment.

    1.1 Employment and Terms. The Company hereby agrees to employ the Executive and the Executive hereby agrees to serve the Company and its Subsidiaries, including Factors, on the terms and conditions set forth herein.

    1.2 Duties of Executive. During the term of this Agreement, the Executive shall serve as the President and Chief Executive Officer of the Company and of such of the Subsidiaries, including Factors, as directed by the Board, shall diligently perform all services as may be assigned to him by the Board (provided that, such services shall not materially differ from the services currently provided by the Executive), and shall exercise such power and authority as may from time to time be delegated to him by the Board. The Executive shall devote his full time and attention to the business and affairs of the Company and the Subsidiaries, render such services to the best of his ability, and use his best efforts to promote the interests of the Company and the Subsidiaries.

2. Term. The term of this Agreement, and the employment of the Executive hereunder, shall commence as of January 1, 1996 (the "Commencement Date") and shall expire on December 31, 2000 (the "Expiration Date"), unless sooner terminated prior to the Expiration Date in accordance with the terms and conditions hereof (the "Term").

3.  Compensation.

    3.1 Base Salary. The Executive shall receive a base salary at the annual rate of $300,000 (the "Base Salary") during the term of this Agreement, with such Base Salary payable in installments consistent with the Company's or Capital Factors, Inc.'s normal payroll schedule, subject to applicable withholding and other taxes. The Base Salary shall be reviewed, at least annually, for merit increases and may, by action and in the discretion of the Board or the Company's Compensation and Benefits Committee, be increased at any time or from time to time. At a minimum, the Base Salary shall be increased each year by $25,000.

    3.2 Signing Bonus and Company Loan. Upon execution of this Agreement, the Company shall: (i) pay the Executive $250,000 in cash as a signing bonus, subject to applicable withholding and other taxes; and (ii) loan the Executive $100,000 (the "Company Loan"). The Company Loan shall bear interest at the "mid-term applicable federal rate" as such term is defined in Section 1274(d) of the Internal Revenue Code. The entire principal balance together with all accrued interest thereon shall be due and payable in full on the earlier of (i) the Expiration Date or (ii) the termination of this Agreement. Notwithstanding the foregoing, the Company shall, for each December 31st during the Term that Executive continues to be employed by the Company, forgive 20 percent of the outstanding principal balance of the Company Loan together with all accrued interest attributable to the forgiven principal. In the event of the death or disability of the Executive, the Company Loan shall be forgiven in full. The Executive or his estate shall be responsible for all applicable withholding and other taxes attributable to the forgiveness of indebtedness and such forgiveness shall be expressly conditioned upon the Executive satisfying all such withholding and other tax obligations.

    3.3 Annual Bonuses. The Executive shall be entitled to receive incentive compensation ("Incentive Compensation") for each year during the Term of this Agreement, commencing with the 1996 year, as set forth below:

         (a) Attached hereto as Exhibits "A" and "B" is Executive's strategic plan (the "Plan") for the Company and the Subsidiaries during the Term, including projections as to net revenues ("Projected Net Revenues") and net earnings before income taxes ("Projected EBT") as set forth on Exhibits "A" and "B." Exhibit "A" assumes completion of a Public Offering (as defined in Section 4.5 hereof). For purposes hereof, "Net Revenues" is the sum of (i) the difference between interest income and interest expense, (ii) factoring fees or commission income and (iii) other income. For purposes hereof, "EBT" is net earnings before income taxes or the difference between (i) Net Revenues and (ii) the sum of total operating expenses and any provisions, and is otherwise referred to in the Plan and on the Company's consolidated financial statements as "Income Before Income Taxes."

         (b) Not less than 45 days prior to the beginning of each calendar year during the Term, the Executive shall propose an annual budget for the forthcoming year (the "Annual Budget"). Approval of each Annual Budget shall be in the sole discretion of the Board and the Company's Compensation and Benefits Committee. After 1996, in no event shall Net Revenues and EBT in any Annual Budget be less than Projected Net Revenues and Projected EBT as set forth on Exhibit "A" or Exhibit "B" hereto, as applicable, for the preceding calendar year, unless otherwise agreed by the Board and the Company's Compensation and Benefits Committee in its sole discretion. Exhibit "A" shall be used to determine Projected Net Revenues and Projected EBT if the Company has completed a Public Offering (as defined in Section 4.5 hereof) on or prior to the year applicable. Otherwise, Exhibit "B" shall be used to determined Projected Net Revenues and Projected EBT. For purposes of this Agreement, the Net Revenues and EBT as set forth in any Annual Budget shall be referred to as "Target Net Revenues" and "Target EBT" for the calendar year with respect to which the Annual Budget was prepared. Furthermore, Target Net Revenues and Target EBT for 1996 are $45,289,295 and $18,606,913, respectively, if an IPO is completed in 1996 and $43,915,787 and $17,233,405, respectively, if an IPO is not completed in 1996.

         (c) Within 90 days after the end of each calendar year during the Term, the Company shall calculate Net Revenues for such preceding calendar year. In addition, the Company shall calculate an amount equal to the quotient of Net Revenues for such year divided by Target Net Revenues for such year (the "Net Revenues Realization Ratio"). For each such year, the Executive shall be entitled to a bonus (the "Net Revenues Bonus") equal to the product of (i) Base Salary for the applicable year and (ii) the applicable percentage (the "Applicable Percentage") set forth on Exhibit "C" to this Agreement next to the Net Revenues Realization Ratio that is equal to or, if not equal, closest to but less than the Net Revenues Realization Ratio for that year. For example, the Net Revenues Bonus shall be 20% of Base Salary if Net Revenues = Target Net Revenues.

         (d) Within 90 days after the end of each calendar year during the Term, the Company shall calculate EBT for such preceding calendar year. In addition, the Company shall calculate an amount equal to the quotient of EBT for such year divided by Target EBT for such year (the "EBT Realization Ratio"). For each such year, the Executive shall be entitled to a bonus (the "EBT Bonus") equal to the product of (i) Base Salary for the applicable year and (ii) the Applicable Percentage set forth on Exhibit "D" to this Agreement next to the EBT Realization Ratio that is equal to or, if not equal, closest to but less than the EBT Realization Ratio for that year. For example, the EBT Bonus shall be 80% of Base Salary if EBT = Target EBT.

         (e) Net Revenues and EBT for each year during the Term shall be as reported on or calculated from the Company's annual audited consolidated financial statements for the Company's calendar year and shall be calculated in accordance with generally accepted accounting principles, applied consistently with prior periods.

         (f) The Executive shall be entitled to receive the estimated amount of the Incentive Compensation (the "Estimated Incentive Compensation"), net of applicable withholding and other taxes, within fifteen (15) days after the end of each year during the Term, such Estimated Incentive Compensation to be based on the Company's unaudited consolidated financial statements as reviewed and approved by the Board. The Estimated Incentive Compensation will be subject to upward or downward adjustment based on the Company's annual audited consolidated financial statements from the Company's independent certified public accountants (the "Adjustment"). The Adjustment shall be paid by the Executive to the Company, or shall be paid by the Company to the Executive, as the case may be, within fifteen (15) days of receipt of the Company's audited consolidated financial statements. In the event the Executive does not reimburse the Company for any Adjustment within such fifteen-day period, the Company shall have the right to offset the Adjustment against any other payments due to the Executive hereunder.

    3.4 Deferred Compensation. The Executive shall be entitled to deferred compensation equal to .67 of his Base Salary (the "Deferred Compensation"), vesting and payable as set forth below, for each year during the Term that (i) both Net Revenues and EBT are equal to or greater than applicable Projected Net Revenues and Projected EBT as set forth in the applicable Plan (as determined in accordance with Section 3.3(b)), (ii) Net Revenues for such year have increased at least 13.5% over Net Revenues for the prior year, and (iii) EBT for such year has increased at least 22.5% over EBT for the prior year.

The Executive's rights in and to the Deferred Compensation for each year shall vest as follows:
              (i) The Executive shall vest in 50% of the Deferred Compensation payable for any year during the Term on the January 1 first following the third anniversary of December 31 of the year in which Deferred Compensation is earned by the Executive, provided that the Executive is still employed by the Company at such time;

              (ii) The Executive shall vest in an additional 25% of the Deferred Compensation payable for any year during the Term on the January 1 first following the fourth anniversary of December 31 of the year in which Deferred Compensation is earned by the Executive, provided that the Executive is still employed by the Company at such time;

              (iii) The Executive shall vest in the final 25% of the Deferred Compensation payable for any year during the Term on the January 1 first following the fifth anniversary of December 31 of the year in which Deferred Compensation is earned by the Executive, provided that the Executive is still employed by the Company at such time; and

              (iv) Notwithstanding the foregoing, the Executive shall not be required to remain employed by the Company after the Expiration Date in order to vest in Deferred Compensation vesting after the Expiration Date, provided that the Executive is employed by the Company pursuant to this Agreement through the Expiration Date. Furthermore, should the Company and the Executive enter into another employment agreement or amend or extend this Agreement for an additional period of five years or more, then, immediately following the Expiration Date, the remaining unvested portion of the Deferred Compensation shall immediately become vested.

Subject to Section 3.6 hereof, upon or after the Executive's vesting in any Deferred Compensation, whether during or after the Term, such Deferred Compensation shall be paid to the Executive. Subject to Section 3.6 hereof, payments shall be made on the date on which the Executive's Deferred Compensation vests (the "Vesting Date"), or on such later date elected in writing by the Executive at least one year prior to the earlier of the Vesting Date or the Expiration Date.

    3.5 Board Election on Payment of Compensation. At the election of the Board, all or any portion of the compensation or any other amounts due to the Executive pursuant to this Section 3 or any other section of this Agreement shall be paid by Factors.

    3.6  Event of Non-Deductibility.

Section 162(m) Limits. Notwithstanding any other provision of this Agreement, if the Company becomes a separate publicly-held corporation (a "Separate Publicly Held Corporation") for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (collectively, "Section 162(m)"), then for each calendar year that ends after the first regularly scheduled meeting of the Company's shareholders that occurs more than 12-months after the Company becomes a Separate Publicly Held Company, payment of the portion (the "Section 162(m) Portion") of the Executive's Incentive Compensation earned for that calendar year that would not otherwise be deductible by reason of Section 162(m) (determined after taking into account all other remuneration required to be taken into account under Section 162(m) for the year), as well as payment of any Deferred Compensation earned for such year, shall be subject to the following conditions: (i) the performance goals set forth in Sections 3.3 and 3.4 that must be satisfied in order for the Section 162(m) Portion to be earned for that year shall be subject to the approval of, and may be modified by, the Compensation Committee of the Company, at such times as may be required for the Section 162(m) Portion to be deductible under
Section 162(m); (ii) payment of the Section 162(m) Portion shall be subject to the approval by the shareholders of the Company of the material terms of the performance goals relating to the Section 162(m) Portion before the Section 162(m) Portion is paid; and (iii) the maximum amount of Incentive Compensation and Deferred Compensation payable to the Executive is as set forth in Sections
3.3 and 3.4 and Exhibits "C" and "D." If and to the extent that any remuneration (including without limitation any Deferred Compensation) payable by the Company to the Executive for any year would exceed the maximum amount of such remuneration that the Company may deduct for that year by reason of Section 162(m), payment of the portion of the remuneration for that year that would not be so deductible under Section 162(m) shall, in the sole discretion of the Compensation and Benefits Committee of the Company, be deferred so that it shall become payable at such time or times as the Compensation and Benefits Committee of the Company reasonably determines that it first would be deductible by the Company under Section 162(m), with interest at the "short-term applicable federal rate" as such term is defined in Section 1274(d) of the Code. In addition, the grant of options to purchase shares of Common Stock pursuant to Section 4.5 hereof shall be subject to and conditioned upon (i) the approval by either the Stock Option Committee of Capital Bancorp before the Company becomes a separate publicly-held corporation or the Compensation Committee of the Company after the Company becomes a separate publicly-held corporation, and (ii) the approval by shareholders of the Company after the Company becomes a separate publicly-held corporation, of a stock option plan pursuant to which the options shall be granted.

    3.7 No Payment In Violation of Applicable Law or Regulation. Notwithstanding anything else contained herein, no payment shall be made hereunder that constitutes a golden parachute payment or prohibited indemnification payment in violation of 12 CFR Part 359.

4.  Expense Reimbursement and Other Benefits.

    4.1 Reimbursement of Expenses. During the term of Executive's employment hereunder, the Company or the Subsidiaries, upon the submission of proper substantiation by the Executive, shall reimburse the Executive for all reasonable expenses actually paid or incurred by the Executive in the course of and pursuant to the business of the Company or the Subsidiaries. The Executive shall account to the Company or the relevant Subsidiary in writing for all expenses for which reimbursement is sought and shall supply to the Company or the relevant Subsidiary copies of all relevant invoices, receipts or other evidence reasonably requested by the Company or the relevant Subsidiary.

    4.2 Other Benefits. The Executive shall be entitled to participate in all medical and hospitalization, group life insurance, and any and all other plans as are presently and here-inafter offered by the Company to its executives. The Executive shall be entitled to four weeks of vacation every year. During the term of this Agreement, the Company shall continue to pay for the Executive's membership in a country club on terms consistent with past practices.

    4.3  Working Facilities.  The Company shall furnish the
Executive with an office, secretarial help and such other facilities and services suitable to his position and adequate for the performance of his duties hereunder.

    4.4 Automobile. The Company shall continue to provide the Executive with the use of an automobile comparable to the existing automobile provided to Executive, together with reimbursement of the operating expenses thereof.

    4.5 Stock Options. In the event the Company sells its common stock, par value $.01 per share (the "Common Stock"), pursuant to any registration statement declared effective under the Securities Act of 1933, as amended (the "Public Offering") during the Term, then, subject to the terms and conditions of this Section 4.5, the Company shall grant to the Executive sufficient non-qualified options to purchase the Company's Common Stock so that at the end of the Term, the Executive will have been granted non-qualified options to purchase one percent (1.0%) of the total issued and outstanding shares of the Company's Common Stock, after giving effect to the Public Offering. The number of shares of Common Stock subject to the options granted hereunder shall be adjusted for any subsequent stock splits, stock dividends or similar recapitalizations of the Company's Common Stock which results in an increase or decrease of the number of shares of outstanding Common Stock of the Company. Such options will be granted under (and therefore be subject to all terms and conditions of) the Company's stock option plan in effect at that time and all rules and regulations of the Securities and Exchange Commission applicable to stock option plans then in effect, and will contain such restrictions as required by the Board or applicable committee thereof. The options will (i) be granted upon effectiveness of the Public Offering, and (ii) have a per share exercise price equal to the Public Offering price of the Common Stock. The options shall vest as determined by the Board. The Executive may be considered for the grant of options under the Capital Bancorp Stock Option Plan pursuant to the terms thereof and subject to the restrictions contained therein, including those as to eligibility.

5.  Termination.

    5.1 Termination for Cause. The Company shall at all times have the right, upon written notice to the Executive, to terminate the Executive's employment hereunder, for cause. For purposes of this Agreement, the term "cause" shall mean (i) an action or omission of the Executive which constitutes a willful and material breach of this Agreement which is not cured within fifteen (15) days after receipt by the Executive of written notice of same, (ii) fraud, embezzlement, misappropriation of funds or breach of trust,
(iii) any criminal act which is a felony, (iv) gross negligence in connection with the performance of the Executive's duties hereunder, (v) material and willful or knowing failure or refusal (other than as a result of a disability) by the Executive to perform his duties hereunder, or (vi) the written request by any regulatory agency that regulates Capital Bank or Capital Bancorp that the Executive be removed from his duties hereunder, such written request to set forth in detail the basis therefor. Any termination for cause shall be made in writing to the Executive, which notice shall set forth in detail all acts or omissions upon which the Company is relying for such termination. The Executive shall have the right to address the Company's Board regarding the acts set forth in the notice of termination. Upon any termination pursuant to this Section 5.1, the Executive shall be entitled to be paid his Base Salary to the date of termination and the Company shall have no further liability hereunder (other than for (i) reimbursement for reasonable business expenses incurred prior to the date of termination, subject, however, to the provisions of
Section 4.1, and (ii) payment of compensation for unused vacation days that have accumulated during the calendar year in which such termination occurs).

    5.2 Disability. The Company shall at all times have the right, upon written notice to the Executive, to terminate the Executive's employment hereunder, if the Executive shall, as the result of mental or physical incapacity, illness or disability, become unable to perform his obligations hereunder for a period of 90 consecutive days. Upon any termination pursuant to this Section 5.2, the Company shall (i) pay to the Executive any unpaid Base Salary through the effective date of termination specified in such notice, (ii) pay to the Executive the Incentive Compensation, if any, not yet paid to the Executive for any year prior to such termination, at such time as the Incentive Compensation would otherwise have been payable to the Executive, (iii) pay to the Executive a severance payment equal to three (3) months of the Executive's Base Salary at the time of such disability, (iv) pay to the Executive (within 45 days after such termination) a pro rata portion of the Incentive Compensation, if any, for the year in which such termination occurs, as calculated pursuant to the terms of Section 3.3; provided that, for purposes of such calculation,
(x) Net Revenues and EBT shall be calculated for the portion of the year through the end of the month prior to the month in which such termination occurs, and based upon unaudited financial information prepared in accordance with generally accepted accounting principles, applied consistently with prior periods, as approved and reviewed by the Board, (y) Target Net Revenues and Target EBT shall be modified by multiplying each by a fraction, the numerator of which is the number of months in the year through the month prior to the month in which termination occurs and the denominator of which is 12 and (z) in determining the Net Revenues Bonus and EBT Bonus, Base Salary shall be the amount of Base Salary actually paid to the Executive during the year of termination other than pursuant to Section 5.2(iii), and (v) pay to the Executive, within 45 days after the termination date, any Deferred Compensation earned in prior years during the Term, whether or not vested, and a pro rata portion of the Deferred Compensation for the current year, if any. Whether any Deferred Compensation is due for the current year shall be determined pursuant to Section 3.4(i)-(iii) after multiplying each of Net Revenues and EBT for the year through the month prior to the month in which termination occurs by a fraction, the numerator of which is 12 and the denominator of which is the number of months in the year through the month prior to the month in which termination occurs, and using the product of each in performing the calculations under Section 3.4(i)-(iii). If Deferred Compensation is due, the amount due shall be calculated by multiplying .67 by the amount of Base Salary paid to the Executive for the year other than pursuant to Section 5.2(iii). The Company shall have no further liability hereunder (other than for (i) reimbursement for reasonable business expenses incurred prior to the date of termination, subject, however to the provisions of
Section 4.1, and (ii) payment of compensation for unused vacation days that have accumulated during the calendar year in which such termination occurs).

    5.3 Death. In the event of the death of the Executive during the term of his employment hereunder, the Company shall (i) pay to the estate of the Executive any unpaid Base Salary through the Executive's date of death, (ii) pay to the estate of the deceased Executive the Incentive Compensation, if any, not yet paid to the estate of the Executive for any year prior to the date of death, at such time as the Incentive Compensation would otherwise have been payable to the Executive, (iii) pay to the estate of the Executive (within 45 days after such termination) a pro rata portion of the Incentive Compensation, if any, for the year in which such termination occurs, as calculated pursuant to the terms of Section 3.3; provided that, for purposes of such calculation, (x) Net Revenues and EBT shall be calculated for the portion of the year through the end of the month prior to the month in which such termination occurs, and based upon unaudited financial information prepared in accordance with generally accepted accounting principles, applied consistently with prior periods, as approved and reviewed by the Board, (y) Target Net Revenues and Target EBT shall be multiplied by multiplying each by a fraction, the numerator of which is the number of months in the year through the month prior to the month in which termination occurs and the denominator of which is 12 and (z) in determining the Net Revenues Bonus and EBT Bonus, Base Salary shall be the amount of Base Salary actually paid to the Executive during the year of termination, and
(iv) pay to the estate of the Executive, within 45 days after the termination date, any Deferred Compensation earned in prior years during the Term, whether or not vested, and a pro rata portion of the Deferred Compensation for the current year, if any. Whether any Deferred Compensation is due for the current year shall be determined pursuant to Section 3.4(i)-(iii) after multiplying each of Net Revenues and EBT for the year through the month prior to the month in which termination occurs by a fraction, the numerator of which is 12 and the denominator of which is the number of months in the year through the month prior to the month in which termination occurs, and using the product of each in performing the calculations under Section 3.4(i)-(iii). If Deferred Compensation is due, the amount due shall be calculated by multiplying .67 by the amount of Base Salary paid to the Executive for the year. The Company shall have no further liability hereunder (other than for (i) reimbursement for reasonable business expenses incurred prior to the date of the Executive's death, subject, however to the provisions of Section 4.1, and (ii) payment of compensation for unused vacation days that have accumulated during the calendar year in which such termination occurs).

    5.4 Termination Without Cause. At any time the Company shall have the right to terminate the Executive's employment hereunder by written notice to the Executive. Upon any termination pursuant to this Section 5.4 (that is not a termination under any of Sections 5.1, 5.2, 5.3, 5.5 or 5.6), the Company shall (i) pay to the Executive any unpaid Base Salary through the effective date of termination specified in such notice, (ii) subject to the last sentence of this Section 5.4, continue to pay the Executive's Base Salary through the Expiration Date, in the manner and at such time as the Base Salary would otherwise have been payable to the Executive, (iii) pay to the Executive the Incentive Compensation, if any, not yet paid to the Executive for any year prior to such termination, at such time as the Incentive Compensation would otherwise have been payable to the Executive, (iv) pay to the Executive (within 45 days after such termination) a pro rata portion of the Incentive Compensation, if any, for the year in which such termination occurs, as calculated pursuant to the terms of Section 3.3; provided that, for purposes of such calculation,
(x) Net Revenues and EBT shall be calculated for the portion of the year through the end of the month prior to the month in which such termination occurs, and based upon unaudited financial information prepared in accordance with generally accepted accounting principles, applied consistently with prior periods, as approved and reviewed by the Board, (y) Target Net Revenues and Target EBT shall be multiplied by multiplying each by a fraction, the numerator of which is the number of months in the year through the month prior to the month in which termination occurs and the denominator of which is 12 and (z) in determining the Net Revenues Bonus and EBT Bonus, Base Salary shall be the amount of Base Salary actually paid to the Executive during the year of termination other than pursuant to Section 5.4(ii), and (v) pay to the Executive, within 45 days after the termination date, any Deferred Compensation earned in prior years during the Term, whether or not vested, and a pro rata portion of the Deferred Compensation for the current year, if any. Whether any Deferred Compensation is due for the current year shall be determined pursuant to Section 3.4(i)-(iii) after multiplying each of Net Revenues and EBT for the year through the month prior to the month in which termination occurs by a fraction, the numerator of which is 12 and the denominator of which is the number of months in the year through the month in which termination occurs, and using the product of each in performing the calculations under Sections 3.4(i)-(iii).
If Deferred Compensation is due, the amount due shall be calculated by multiplying .67 by the amount of Base Salary paid to the Executive for the year other than pursuant to Section 5.4(ii). The Company shall have no further liability hereunder (other than for (i) reimbursement for reasonable business expenses incurred prior to the date of termination, subject, however, to the provisions of
Section 4.1, and (ii) payment of compensation for unused vacation days that have accumulated during the calendar year in which such termination occurs). Notwithstanding the foregoing, if the Executive shall find other employment prior to the Expiration Date, then the Executive shall notify the Company in writing of the date and terms of such employment and the Company shall be entitled to reduce the amount payable to the Executive pursuant to Section 5.4
(ii) during the period from the commencement of such other employment until the Expiration Date (the "Other Employment Period") by the compensation payable to the Executive for services rendered in connection with such other employment during the Other Employment Period. Nothing contained in this Section 5.4 or elsewhere herein shall relieve that Executive from any obligation to comply with any of the provisions of Section 6 hereof, which shall remain binding on the Executive.

    5.5 Resignation by Executive. The Executive shall at all times have the right, upon 90 days written notice to the Company, to terminate the Executive's employment hereunder. Upon any termination pursuant to this Section 5.5, the Executive shall be entitled to be paid his Base Salary to the date of termination and the Company shall have no further liability hereunder (other than for (i) reimbursement for reasonable business expenses incurred prior to the date of termination, subject, however, to the provisions of Section 4.1, and (ii) payment of compensation for unused vacation days that have accumulated during the calendar year in which such termination occurs).

    5.6 Change in Control of the Company. In the event that (x) a Change in Control (as hereafter defined) in the Company shall occur during the Term, and (y) within one year of such Change in Control, the Executive is (i) assigned any position, duties or responsibilities that are significantly diminished or changed when compared with the position, duties or responsibilities of the Executive prior to such Change in Control, (ii) forced to relocate to another location more than 50 miles from his location prior to the Change in Control or (iii) no longer provided coverage under benefit programs in existence prior to the Change in Control (unless a comparable substitute is offered) (any of (i) to (iii) being hereinafter referred to as an "Event"); then the Executive, by written notice to the Company at any time within the thirty (30) day period following the occurrence of an Event, shall have the right to terminate his employment hereunder. For purposes of this Agreement, the term "Change in Control" shall be deemed to have occurred if (a) Capital Bank and any other direct or indirect subsidiaries of Capital Bancorp ("Corporate Affiliates"), after aggregating all the shares of the Company held by such entities, no longer own enough shares of the Company to, in the aggregate, be the largest single shareholder of the Company, (b) Capital Bank and its Corporate Affiliates, in the aggregate, cease to own at least 25% of the outstanding Common Stock of the Company; or (c) there occurs any transaction which shall include a series of transactions occurring within 60 days or occurring pursuant to a plan (collectively, "Transaction") that has the result that (i) shareholders of Capital Bancorp immediately before such Transaction cease to own at least 51% of the voting stock of Capital Bancorp or of any entity that results from the participation of Capital Bancorp in a reorganization, consolidation, merger, liquidation or any other form of corporate transaction and (ii) any person or group of persons acting in concert acquire in excess of 40% or more of the outstanding voting stock of Capital Bancorp; provided, however, that it shall not constitute a "Change in Control" if all or part of the shares in the Company are distributed to shareholders of Capital Bancorp, regardless of the manner in which such shares are distributed. In the event that Capital Bank and Capital Bancorp make such a distribution then, thereafter, a "Change in Control" shall be deemed to have occurred only upon the following: (a) the shareholders of the Company shall approve and the Company shall consummate a plan of merger, consolidation, reorganization, liquidation or any other form of corporate transaction in which shareholders of the Company immediately before such transaction cease to own at least 51% of the voting stock of the Company or any other entity that results from the participation of the Company in any of the foregoing; or (b) the shareholders of the Company shall approve and the Company shall consummate a plan for the sale, lease, exchange or other disposition of all or substantially all of the property and assets of the Company.

Upon termination by the Executive pursuant to this Section 5.6, the Company shall (i) pay to the Executive any unpaid Base Salary through the effective date of termination specified in such notice,
(ii) pay to the Executive the Incentive Compensation, if any, not yet paid to the Executive for any year prior to such termination, at such time as the Incentive Compensation would otherwise have been payable to the Executive, (iii) pay to the Executive (within 45 days after such termination) a pro rata portion of the Incentive Compensation, if any, for the year in which such termination occurs, as calculated pursuant to the terms of Section 3.3; provided that, for purposes of such calculation, (x) Net Revenues and EBT shall be calculated for the portion of the year through the end of the month prior to the month in which such termination occurs, and based upon unaudited financial information prepared in accordance with generally accepted accounting principles, applied consistently with prior periods, as approved and reviewed by the Board, (y) Target Net Revenues and Target EBT shall be multiplied by multiplying each by a fraction, the numerator of which is the number of months in the year through the month prior to the month in which termination occurs and the denominator of which is 12 and
(z) in determining the Net Revenues Bonus and EBT Bonus, Base Salary shall be the amount of Base Salary actually paid to the Executive during the year of termination other than as a lump sum pursuant to Section 5.6, (iv) pay to the Executive, within 45 days after the termination date, any Deferred Compensation earned in prior years during the Term, whether or not vested, and a pro rata portion of the Deferred Compensation for the current year, if any (whether any Deferred Compensation is due for the current year shall be determined pursuant to Section 3.4(i)-(iii) after multiplying each of Net Revenues and EBT for the year through the month prior to the month in which termination occurs by a fraction, the numerator of which is 12 and the denominator of which is the number of months in the year through the month in which termination occurs, and using the product of each in performing the calculations under Sections 3.4(i)-(iii). If Deferred Compensation is due, the amount due shall be calculated by multiplying .67 by the amount of Base Salary paid to the Executive for the year other than as a lump sum pursuant to this Section 5.6); and (v) pay to the Executive a lump sum equal to the sum of (a) two years' Base Salary at the date of termination plus (b) the product of his Incentive Compensation for the prior year multiplied by two. In the event that the Executive's employment is terminated by the Company within one year following a Change in Control and Without Cause, then, in lieu of the compensation in clause (v) of this paragraph above, the Company shall pay to the Executive a lump sum equal to the sum of (a) two years' Base Salary at the date of termination and (b) the product of the sum of his Incentive Compensation and Deferred Compensation for the prior year multiplied by two. The Company shall also continue to pay the premiums for the same or substantially similar medical and hospitalization, life and other insurance coverage provided to the Executive pursuant to Section 4.2 hereof for a period of two years from the date of termination. In addition, all options held by the Executive to purchase shares of Common Stock shall immediately vest in the Executive, subject to any other restrictions contained in the applicable option agreement or option plan. The Company shall have no further liability hereunder (other than for (i) reimbursement for reasonable business expenses incurred prior to the date of termination, subject, however, to the provisions of
Section 4.1, and (ii) payment of compensation for unused vacation days that have accumulated during the calendar year in which such termination occurs).

6.  Restrictive Covenants.

    6.1 Non-competition. For the period through the Expiration Date (except that, if the Executive's employment is terminated pursuant to Sections 5.4 or 5.6 hereof, the period shall be the greater of (i) one year after such termination date, but in no event beyond the Expiration Date, or (ii) (A) if the termination is pursuant to Section 5.4, the period of time that or for which the Executive is receiving Base Salary payments or (B) if the termination is pursuant to Section 5.6, the period of time with respect to which the Executive receives a lump sum Base Salary payment pursuant to Section 5.6 (identified as two years in Section 5.6), the Executive shall not, directly or indirectly, engage in or have any interest in any sole proprietorship, partnership, corporation or business or any other person or entity (whether as an employee, officer, director, partner, agent, security holder, creditor, consultant or otherwise) that directly or indirectly engages in competition with the Company in any state in which the Company operates or has a client or customer at the time of such termination; provided that such provision shall not apply to the Executive's ownership of Common Stock of the Company or the acquisition by the Executive, solely as an investment, of securities of any issuer that is registered under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended, and that are listed or admitted for trading on any United States national securities exchange or that are quoted on the National Association of Securities Dealers Automated Quotations System, or any similar system or automated dissemination of quotations of securities prices in common use, so long as the Executive is not a member of any control group (within the meaning of the rules and regulations of the Securities and Exchange Commission) of any such issuer.

    6.2 Nondisclosure. The Executive shall not divulge, communicate, use to the detriment of the Company or for the benefit of any other person or persons, or misuse in any way, any confidential information pertaining to the business of the Company. Any confidential information or data now or hereafter acquired by the Executive with respect to the business of the Company (which shall include, but not be limited to, information concerning the Company's financial condition, prospects, customers, sources of leads and methods of doing business) shall be deemed a valuable, special and unique asset of the Company that is received by the Executive in confidence and as a fiduciary, and Executive shall remain a fiduciary to the Company with respect to all of such information.

    6.3 Nonsolicitation of Employees and Clients. For the period through the Expiration Date, and for a period of two years following the Expiration Date (except that, the period shall be six months after the Expiration Date if (i) the Executive is employed by the Company on the Expiration Date, and (ii) the Company has not offered, at or prior to the Expiration Date, to employ the Executive after the Expiration Date on terms that provide for payment of (x) a base salary equal to or greater than the Base Salary (adjusted for cost-of-living increases) being paid to the Executive on the Expiration Date, and (y) incentive compensation on terms equal to or greater than the Incentive Compensation terms in effect as of the Expiration Date); the Executive shall not, directly or indirectly, for himself or for any other person, firm, corporation, partnership, association or other entity (i) employ or attempt to employ or enter into any contractual arrangement with any employee or former employee of the Company, unless such employee or former employee has not been employed by the Company for a period in excess of six months, and/or (ii) call on or solicit any of the actual or targeted prospective clients of the Company on behalf of any person or entity in connection with any business competitive with the business of the Company, nor shall the Executive make known the names and addresses of such clients or any information relating in any manner to the Company's trade or business relationships with such customers, other than in connection with the performance of Executive's duties under this Agreement.

    6.4 Books and Records. All books, records and accounts relating in any manner to the customers or clients of the Company, whether prepared by the Executive or otherwise coming into the Executive's possession, shall be the exclusive property of the Company and shall be returned immediately to the Company on termination of the Executive's employment hereunder or on the Company's request at any time.

    6.5 Definition of Company. As used in this Section 6, the term "Company" shall also include Factors and any existing or future subsidiaries of the Company that are operating during the time periods described herein.

    6.6 Acknowledgement by Executive. The Executive acknowledges and confirms that the length of the term of the provisions of this
Section 6 and the geographical restrictions contained in Section
6.1 are fair and reasonable and not the result of overreaching, duress or coercion of any kind. The Executive further acknowledges and confirms that his observance of each of the covenants contained in this Section 6 will not cause him any undue hardship, financial or otherwise, and that such covenants are fair and reasonable and are reasonably required for the protection of the interests of the Company, its affiliates, officers and directors, and to prevent irreparable harm to the foregoing. The Executive acknowledges and confirms that his special knowledge of the business of the Company is such as would cause the Company serious injury or loss if he were to use such ability and knowledge to the benefit of a competitor or were to compete with the Company in violation of the terms of this Section 6.

    6.7 Survival. The provisions of this Section 6 shall survive the termination of this Agreement, as applicable.

7. Injunction. It is recognized and hereby acknowledged by the parties hereto that a breach by the Executive of any of the covenants contained in Section 6 of this Agreement will cause irreparable harm and damage to the Company, the monetary amount of which may be virtually impossible to ascertain. As a result, the Executive recognizes and hereby acknowledges that the Company shall be entitled to an injunction from any court of competent jurisdiction enjoining and restraining any violation of any or all of the covenants contained in Section 6 of this Agreement by the Executive or any of his affiliates, associates, partners or agents, either directly or indirectly, and that such right to injunction shall be cumulative and in addition to whatever other remedies the Company may possess.

8. Assignment. The Executive agrees that the Company and Factors shall have the right to assign this Agreement. The Executive shall not delegate his employment obligations hereunder, or any portion thereof, to any other person.

9. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida.

10. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and, upon its effectiveness, shall supersede all prior agreements, understandings and arrangements, both oral and written, between the Executive, the Company and Factors (or any of their affiliates) with respect to such subject matter. This Agreement may not be modified in any way unless by a written instrument signed by the Company, Factors and the Executive.

11. Notices: Any notice required or permitted to be given hereunder shall be deemed given when delivered by hand or when deposited in the United States mail, by registered or certified mail, return receipt requested, postage prepaid, (i) if to the Company or Factors, to the address of the Company's principal offices in Fort Lauderdale, Florida, with a copy to Capital Bank, 1221 Brickell Avenue, Miami, Florida 33133, Attention: President, and (ii) if to the Executive, to his address as reflected on the payroll records of the Company, or to such other address as either party hereto may from time to time give notice of to the other.

12. Benefits; Binding Effect. This Agreement shall be for the benefit of and binding upon the parties hereto and their respective heirs, personal representatives, legal representatives, successors and, where applicable, assigns, including, without limitation, any successor to the Company and Factors, whether by merger, consolidation, sale of stock, sale of assets or otherwise.

13. Severability. The invalidity of any one or more of the words, phrases, sentences, clauses or sections contained in this Agreement shall not affect the enforceability of the remaining portions of this Agreement or any part thereof, all of which are inserted conditionally on their being valid in law, and, in the event that any one or more of the words, phrases, sentences, clauses or sections contained in this Agreement shall be declared invalid, this Agreement shall be construed as if such invalid word or words, phrase or phrases, sentence or sentences, clause or clauses, or section or sections had not been inserted. If such invalidity is caused by length of time or size of area, or both, the otherwise invalid provision will be considered to be reduced to a period or area which would cure such invalidity.

14. Waivers. The waiver by either party hereto of a breach or violation of any term or provision of this Agreement shall not operate nor be construed as a waiver of any subsequent breach or violation.

15. Damages. Nothing contained herein shall be construed to prevent the Company, Factors and/or the Executive from seeking and recovering from the other damages sustained by either or both of them as a result of its or his breach of any term or provision of this Agreement. In the event that either party hereto brings suit for the collection of any damages resulting from, or the injunction of any action constituting, a breach of any of the terms or provisions of this Agreement, then the party found to be at fault shall pay all reasonable court costs and attorneys' fees of the other.

16. Section Headings. The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

17. No Third Party Beneficiary. Nothing expressed or implied in this Agreement is intended, or shall be construed, to confer upon or give any person other than the Company, the parties hereto and their respective heirs, personal representatives, legal represen-tatives, successors and assigns, any rights or remedies under or by reason of this Agreement.

18. Indemnification. Subject to limitations imposed by law, the Company shall indemnify the Executive to the fullest extent permitted by law.

19. Waiver of Jury Trial. The undersigned expressly (i) waive any right to a trial by jury of any claim, demand, action or cause of action arising out of this Agreement or in any way related or incidental to the performance of the parties' obligations hereunder, and (ii) agree that the Company, Factors or the Executive may file an original counterpart or copy of this Section 19 with any court as written evidence of the consent to the waiver of the right to trial by jury.

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

                          COMPANY:

                          CAPITAL FACTORS HOLDING, INC.


                          By:  /s/ JAVIER J. HOLTZ
                          ---------------------------------


                          CAPITAL FACTORS, INC.


                          By:  /s/ JAVIER J. HOLTZ
                          ---------------------------------

                          EXECUTIVE:



                               /s/ JOHN W. KIEFER
                          ---------------------------------
                          JOHN W. KIEFER

                          Exhibit 10.10

              AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT
            DATED AS OF JANUARY 1, 1996 BY AND BETWEEN
       CAPITAL FACTORS HOLDING, INC., a Florida corporation
          CAPITAL FACTORS, INC., a Florida corporation,
         and JOHN W. KIEFER (hereinafter the "Executive")
         ------------------------------------------------


This Amendment No. 1 to the Employment Agreement dated as of January 1, 1996, by and between CAPITAL FACTORS HOLDING, INC., a Florida corporation (the "Company"), CAPITAL FACTORS, INC., a Florida corporation ("Factors"), and JOHN W. KIEFER (hereinafter called the "Executive") (the "Agreement"), a copy of which is attached hereto as Exhibit "A", is entered into as of this 28th day of June, 1996, by and between the Company, Factors and the Executive.

WHEREAS, the parties hereto desire to amend Section 3.2 hereof in the manner set forth below.

NOW, THEREFORE, in consideration of the mutual covenants, agreements, undertakings, representations and warranties herein contained, the parties hereto hereby agree and covenant with each other as follows:

    1. Amendment of Section 3.2. Section 3.2 of this Agreement is amended to read in its entirety as follows:

         3.2 Signing Bonus and Company Loan. Upon execution of this Agreement, the Company shall: (i) pay the Executive $250,000 in cash as a signing bonus, subject to applicable withholding and other taxes; and (ii) loan the Executive $100,000 (the "Company Loan"). The Company Loan shall bear interest at the Wall Street Journal prime rate (as defined in the Capital Bank line of credit agreements) plus 1-1/2%. On each December 31 during the Term, twenty percent of the entire remaining principal amount of the Company Loan together with all interest accrued through such date shall become immediately due and payable. The entire principal balance together with all accrued interest thereon shall be due and payable in full in the event of and upon the earlier termination of this Agreement. Notwithstanding the foregoing, the Company shall, for each December 31 during the Term that Executive continues to be employed by the Company at such time, pay to the Executive a bonus equal to the amount of principal and accrued interest due and payable to the Company under the Company Loan at such December 31.

2. Terms of Agreement. Except as provided above, the terms and provisions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.


                          CAPITAL FACTORS HOLDING, INC.


                          By:     /s/ JAVIER J. HOLTZ
                          ------------------------------------

                          CAPITAL FACTORS, INC.


                          By:      /s/ JAVIER J. HOLTZ
                          ------------------------------------

                                   /s/ JOHN W. KIEFER
                          ------------------------------------
                          JOHN W. KIEFER